UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2018 SEMI-ANNUAL REPORT

June 30, 2018

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 7.62% for the six months ended June 30, 2018, compared to the Russell 1000® Growth Index (the “Index”) return of 7.25% for the same period.

Total Returns for the Period Ended June 30, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,7)	BRLGX	7.76%	23.78%	12.67%	16.19%	10.03%
Y Class (1,2,7)	BLYYX	6.85%	23.74%	12.60%	16.14%	10.01%
Investor Class (1,3,7)	BLYPX	7.62%	23.37%	12.34%	15.98%	9.93%
A without Sales Charge (1,4,7)	BLYAX	7.43%	23.43%	12.37%	16.00%	9.94%
A with Sales Charge (1,4,7)	BLYAX	1.27%	16.35%	10.17%	14.63%	9.29%
C without Sales Charge (1,5,7)	BLYCX	6.40%	22.49%	11.68%	15.57%	9.74%
C with Sales Charge (1,5,7)	BLYCX	5.40%	21.49%	11.68%	15.57%	9.74%
R6 Class (1,6,8)	BLYRX	7.80%	23.82%	12.68%	16.19%	10.03%

Russell 1000® Growth Index (6)		7.25%	22.51%	14.98%	16.36%	11.83%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/08 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/08.

3.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/08 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/08.

4.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/08 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/08. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/08 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/08. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the periods represent the returns achieved by the Institutional Class from 6/30/08 through 4/30/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/08. A portion of the fees charged to the R6 Class of the Fund has been waived. Performance prior to waiving fees was lower than actual returns shown.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 1.06%, 1.13%, 1.40%, 1.44%, 2.09% and 1.01%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Fund outperformed the Index due to stock selection. Sector allocation detracted from relative returns.

Most of the Fund’s outperformance related to security selection was attributable to holdings in the Health Care and Industrials sectors. In the Health Care sector, Abiomed (up 118.3%), Align Technology (up 54.3%) and IDEXX Laboratories (up 39.4%) contributed significantly to relative performance for the period. The Fund’s absence from 3M Co. and United Parcel Service, which were down 15.4% and 9.4%, respectively, also added value in Industrials. Also, in Industrials, the position in TransUnion (up 24.2%) benefited the Fund.

In contrast, security selections in the Information Technology and Financials sectors modestly detracted from performance. On a relative basis, Cognex Corp. was down 25.0% and Applied Materials was down 9.1%. In Financials, Capital One was down 6.9% and Reinsurance Group of America was down 13.8%.

From a sector allocation perspective, the Fund was slightly underweight Consumer Staples, which was helpful as this was one of the lowest performing sectors in the Index. An underweight to Real Estate also added value for the period. These gains were largely offset by the Fund’s overweight positions in Industrials and Materials, which were both low performing sectors in the Index. The Fund’s underweight in Consumer Discretionary also detracted from relative returns.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Netflix, Inc.		2.8
Amazon.com, Inc.		2.7
Boeing Co.		2.3
Apple, Inc.		2.2
Align Technology, Inc.		2.1
ABIOMED, Inc.		2.0
IDEXX Laboratories, Inc.		2.0
UnitedHealth Group, Inc.		2.0
NVIDIA Corp.		1.9
Micron Technology		1.9

Total Fund Holdings	80

Sector Allocation (% Equities)
Information Technology		35.6
Health Care		15.3
Industrials		13.9
Consumer Discretionary		13.2
Consumer Staples		8.1
Materials		5.4
Financials		5.2
Real Estate		2.2
Telecommunication Services		1.1

3

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned -0.95% for the six months ended June 30, 2018, compared to the Russell 1000® Value Index (the “Index”) return of -1.69% for the same period.

Total Returns for the Period Ended June 30, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,8)	BRLGX	(0.77)%	10.78%	8.96%	12.09%	10.21%
Y Class (1,2,7) (1,2,8)	BLYYX	(0.81)%	10.71%	8.88%	12.03%	10.16%
Investor Class (1,3,7) (1,3,8)	BLYPX	(0.95)%	10.42%	8.59%	11.74%	9.98%
A without Sales Charge (1,4,7) (1,4,8)	BLYAX	(0.88)%	10.43%	8.57%	11.67%	9.92%
A with Sales Charge (1,4,7) (1,4,8)	BLYAX	(6.59)%	4.08%	6.45%	10.35%	9.27%
C without Sales Charge (1,5,7) (1,5,8)	BLYCX	(1.27)%	9.61%	7.75%	10.85%	9.42%
C with Sales Charge (1,5,7) (1,5,8)	BLYCX	(2.27)%	8.61%	7.75%	10.85%	9.42%
R6 Class (1,6,8)	BWLRX	(0.77)%	10.73%	8.94%	12.08%	10.20%

Russell 1000® Value Index (7)		(1.69)%	6.77%	8.26%	10.34%	8.49%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013, partially recovered in 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2008 through 2013.

2.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/08 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/08. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012.

3.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/08 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/08. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown in 2012.

4.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/08 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/08. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/08 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/08. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/08 through 4/30/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/08. A portion of the fees charged to the R6 Class of the Fund has been waived since 2017. Performance prior to waiving fees was lower than actual returns shown.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares was 0.72%, 0.79%, 1.06%, 1.08%, 1.83%, and 0.75%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Fund outperformed the Index due to stock selection, as sector allocation slightly detracted from relative returns.

Most of the Fund’s performance related to security selection was attributed to holdings in the Consumer Discretionary and Energy sectors. The Fund’s investments in Kohl’s (up 36.8%), Macy’s (up 52.0%), and Twenty First Century Fox (up 46.6%) were the primary drivers of performance in the Consumer Discretionary sector. In the Energy sector, HollyFrontier Corp. was up 35.2% and Valero Energy was up 22.5%.

The aforementioned performance was somewhat offset by security selection in the Financials and Health Care sectors. The Fund’s positions in Ameriprise Financial and Prudential Financial were down 16.6% and 17.2%, respectively. In the Health Care sector, Cardinal Health was down 28.5% and United Therapeutics was down 22.8%. Not owning Merck & Co., which was up 9.7% in the Index, detracted from relative performance.

The Fund’s underweight in Consumer Staples and Financials was additive to overall performance during the period. An overweight in Industrials, however, detracted from the Fund’s returns. Similarly, an underweight to Energy, the best performing sector in the Index, detracted from relative performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Valero Energy Corp.		2.1
Micron Technology, Inc.		2.0
Bank of America Corp.		1.6
Best Buy Co., Inc.		1.5
Marathon Petroleum Corp.		1.5
Walmart, Inc.		1.5
LyondellBasell Industries N.V.		1.5
Intel Corp.		1.5
Occidental Petroleum Corp.		1.4
Citigroup, Inc.		1.4

Total Fund Holdings	103

Sector Allocation (% Equities)
Financials		25.8
Consumer Discretionary		12.7
Industrials		11.6
Energy		10.8
Health Care		10.3
Information Technology		8.0
Consumer Staples		7.1
Materials		7.0
Utilities		3.4
Telecommunication Services		2.3
Real Estate		1.0

5

American BeaconFundsSM

Expense Examples

June 30, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American BeaconFundsSM

Expense Examples

June 30, 2018 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund
	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period 1/1/2018-6/30/2018*
Institutional Class
Actual	$1,000.00	$1,077.60	$4.17
Hypothetical**	$1,000.00	$1,020.80	$4.06
Y Class
Actual	$1,000.00	$1,077.80	$4.69
Hypothetical**	$1,000.00	$1,020.30	$4.56
Investor Class
Actual	$1,000.00	$1,076.20	$6.13
Hypothetical**	$1,000.00	$1,018.90	$5.96
A Class
Actual	$1,000.00	$1,076.10	$6.23
Hypothetical**	$1,000.00	$1,018.80	$6.06
C Class
Actual	$1,000.00	$1,072.40	$10.07
Hypothetical**	$1,000.00	$1,015.10	$9.79
R6 Class
Actual	$1,000.00	$1,042.70	$1.30
Hypothetical**	$1,000.00	$1,021.00	$3.81

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.91%, 1.19%, 1.21%, 1.96%, and 0.76% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund
	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period 1/1/2018-6/30/2018*
Institutional Class
Actual	$1,000.00	$992.30	$3.51
Hypothetical**	$1,000.00	$1,021.30	$3.56
Y Class
Actual	$1,000.00	$991.90	$3.85
Hypothetical**	$1,000.00	$1,020.90	$3.91
Investor Class
Actual	$1,000.00	$990.50	$5.18
Hypothetical**	$1,000.00	$1,019.60	$5.26
A Class
Actual	$1,000.00	$990.80	$5.03
Hypothetical**	$1,000.00	$1,019.70	$5.11
C Class
Actual	$1,000.00	$987.00	$8.67
Hypothetical**	$1,000.00	$1,016.10	$8.80
R6 Class
Actual	$1,000.00	$992.30	$3.41
Hypothetical**	$1,000.00	$1,021.40	$3.46

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.71%, 0.78%, 1.05%, 1.02%, 1.76%, and 0.69% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.87%
Consumer Discretionary - 13.09%
Auto Components - 1.08%
Lear Corp.	15,500	$2,880,055

Hotels, Restaurants & Leisure - 2.28%
Domino’s Pizza, Inc.	12,800	3,611,776
Marriott International, Inc., Class A	19,500	2,468,700

		6,080,476

Household Durables - 0.79%
Toll Brothers, Inc.	57,100	2,112,129

Internet & Direct Marketing Retail - 5.54%
Amazon.com, Inc.A	4,300	7,309,140
Netflix, Inc.A	19,100	7,476,313

		14,785,453

Media - 2.53%
Comcast Corp., Class A	103,600	3,399,116
Walt Disney Co.	32,100	3,364,401

		6,763,517

Multiline Retail - 0.87%
Target Corp.	30,400	2,314,048

Total Consumer Discretionary		34,935,678

Consumer Staples - 7.98%
Beverages - 2.36%
Coca-Cola Co.	83,300	3,653,538
Constellation Brands, Inc., Class A	12,000	2,626,440

		6,279,978

Food & Staples Retailing - 2.08%
Sysco Corp.	42,000	2,868,180
Walgreens Boots Alliance, Inc.	44,700	2,682,671

		5,550,851

Food Products - 2.67%
Campbell Soup Co.B	53,200	2,156,728
General Mills, Inc.	49,300	2,182,018
Kellogg Co.	40,000	2,794,800

		7,133,546

Personal Products - 0.87%
Estee Lauder Cos, Inc., Class A	16,300	2,325,847

Total Consumer Staples		21,290,222

Financials - 5.18%
Capital Markets - 2.10%
S&P Global, Inc.	14,500	2,956,405
State Street Corp.	28,400	2,643,756

		5,600,161

Consumer Finance - 1.29%
Capital One Financial Corp.	37,300	3,427,870

See accompanying notes

8

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.87% (continued)
Financials - 5.18% (continued)
Insurance - 1.79%
Progressive Corp.	46,300	$2,738,645
Reinsurance Group of America, Inc.	15,300	2,042,244

		4,780,889

Total Financials		13,808,920

Health Care - 15.10%
Biotechnology - 3.65%
AbbVie, Inc.	40,000	3,706,000
Gilead Sciences, Inc.	36,600	2,592,744
Vertex Pharmaceuticals, Inc.A	20,200	3,433,192

		9,731,936

Health Care Equipment & Supplies - 6.11%
ABIOMED, Inc.A	13,300	5,440,365
Align Technology, Inc.A	16,000	5,474,240
IDEXX Laboratories, Inc.A	24,800	5,404,912

		16,319,517

Health Care Providers & Services - 3.93%
Cigna Corp.	12,000	2,039,400
HCA Healthcare, Inc.	30,500	3,129,300
UnitedHealth Group, Inc.	21,700	5,323,878

		10,492,578

Life Sciences Tools & Services - 1.41%
Mettler-Toledo International, Inc.A	6,500	3,761,095

Total Health Care		40,305,126

Industrials - 13.73%
Aerospace & Defense - 3.20%
Boeing Co.	18,100	6,072,731
Huntington Ingalls Industries, Inc.	11,400	2,471,406

		8,544,137

Air Freight & Logistics - 0.89%
FedEx Corp.	10,500	2,384,130

Airlines - 1.79%
American Airlines Group, Inc.	65,800	2,497,768
United Continental Holdings, Inc.A	32,500	2,266,225

		4,763,993

Commercial Services & Supplies - 2.24%
Rollins, Inc.	64,800	3,407,184
Waste Management, Inc.	31,600	2,570,344

		5,977,528

Industrial Conglomerates - 0.94%
Honeywell International, Inc.	17,400	2,506,470

Machinery - 1.72%
Caterpillar, Inc.	18,300	2,482,761
Toro Co.	34,800	2,096,700

		4,579,461

See accompanying notes

9

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.87% (continued)
Industrials - 13.73% (continued)
Professional Services - 1.29%
TransUnion	48,000	$3,438,720

Trading Companies & Distributors - 1.66%
United Rentals, Inc.A	30,100	4,443,362

Total Industrials		36,637,801

Information Technology - 35.24%
Communications Equipment - 1.00%
Arista Networks, Inc.A	10,400	2,677,896

Electronic Equipment, Instruments & Components - 2.17%
Amphenol Corp., Class A	42,800	3,730,020
IPG Photonics Corp.A	9,400	2,073,922

		5,803,942

Internet Software & Services - 2.14%
GoDaddy, Inc., Class AA	37,300	2,633,380
VeriSign, Inc.A	22,300	3,064,466

		5,697,846

IT Services - 4.33%
Accenture PLC, Class A	20,800	3,402,672
DXC Technology Co.	26,500	2,136,165
Mastercard, Inc., Class A	15,300	3,006,756
Total System Services, Inc.	35,500	3,000,460

		11,546,053

Semiconductors & Semiconductor Equipment - 12.03%
Applied Materials, Inc.	93,100	4,300,289
Intel Corp.	58,000	2,883,180
KLA-Tencor Corp.	25,000	2,563,250
Lam Research Corp.	25,400	4,390,390
Micron Technology, Inc.A	94,800	4,971,312
NVIDIA Corp.	21,600	5,117,040
ON Semiconductor Corp.A	158,800	3,530,918
Texas Instruments, Inc.	39,500	4,354,875

		32,111,254

Software - 10.61%
Adobe Systems, Inc.A	11,900	2,901,339
Cadence Design Systems, Inc.A	76,300	3,304,553
Electronic Arts, Inc.A	16,600	2,340,932
Intuit, Inc.	23,700	4,842,028
Microsoft Corp.	40,600	4,003,566
Red Hat, Inc.A	15,900	2,136,483
ServiceNow, Inc.A	26,000	4,484,220
SS&C Technologies Holdings, Inc.	26,100	1,354,590
Take-Two Interactive Software, Inc.A	24,800	2,935,328

		28,303,039

Technology Hardware, Storage & Peripherals - 2.96%
Apple, Inc.	31,600	5,849,476
Western Digital Corp.	26,400	2,043,624

		7,893,100

Total Information Technology		94,033,130

See accompanying notes

10

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.87% (continued)
Materials - 5.32%
Chemicals - 2.01%
Ecolab, Inc.	17,900	$2,511,907
LyondellBasell Industries N.V., Class A	25,900	2,845,115

		5,357,022

Containers & Packaging - 1.86%
Avery Dennison Corp.	22,600	2,307,460
Packaging Corp. of America	23,900	2,671,781

		4,979,241

Metals & Mining - 1.45%
Southern Copper Corp.	82,500	3,866,775

Total Materials		14,203,038

Real Estate - 2.14%
Equity Real Estate Investment Trusts (REITs) - 2.14%
Equity LifeStyle Properties, Inc.	30,200	2,775,380
Extra Space Storage, Inc.	29,300	2,924,433

		5,699,813

Total Real Estate		5,699,813

Telecommunication Services - 1.09%
Wireless Telecommunication Services - 1.09%
T-Mobile US, Inc.A	48,800	2,915,800

Total Common Stocks (Cost $215,441,958)		263,829,528

SHORT-TERM INVESTMENTS - 0.96% (Cost $2,565,011)
Investment Companies - 0.96%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	2,565,011	2,565,011

SECURITIES LENDING COLLATERAL - 0.71% (Cost $1,901,295)
Investment Companies - 0.71%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	1,901,295	1,901,295

TOTAL INVESTMENTS - 100.54% (Cost $219,908,264)		268,295,834
LIABILITIES, NET OF OTHER ASSETS - (0.54%)		(1,434,653)

TOTAL NET ASSETS - 100.00%		$266,861,181

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2018.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Futures Contracts Open on June 30, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	18	September 2018	$2,483,475	$2,449,440	$(34,035)

			$2,483,475	$2,449,440	$(34,035)

See accompanying notes

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2018, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$263,829,528	$-	$-	$263,829,528
Short-Term Investments	2,565,011	-	-	2,565,011
Securities Lending Collateral	1,901,295	-	-	1,901,295

Total Investments in Securities - Assets	$268,295,834	$-	$-	$268,295,834

Financial Derivative Instruments - Liabilities
Futures Contracts	$(34,035)	$-	$-	$(34,035)

Total Financial Derivative Instruments - Liabilities	$(34,035)	$-	$-	$(34,035)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2018, there were no transfers between levels.

See accompanying notes

12

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.32%
Consumer Discretionary - 12.37%
Auto Components - 1.11%
Lear Corp.	304,700	$56,616,307

Automobiles - 1.72%
Ford Motor Co.	3,640,040	40,295,243
General Motors Co.	1,204,980	47,476,212

		87,771,455

Hotels, Restaurants & Leisure - 0.56%
Carnival Corp.	503,000	28,826,930

Household Durables - 0.57%
PulteGroup, Inc.	1,019,300	29,304,875

Media - 1.91%
Comcast Corp., Class A	1,098,900	36,054,909
Twenty-First Century Fox, Inc., Class A	1,232,300	61,232,987

		97,287,896

Multiline Retail - 3.45%
Kohl’s Corp.	902,600	65,799,540
Macy’s, Inc.	1,400,400	52,416,972
Target Corp.	757,600	57,668,512

		175,885,024

Specialty Retail - 2.13%
Best Buy Co., Inc.	1,036,600	77,309,628
Burlington Stores, Inc.A	207,700	31,265,081

		108,574,709

Textiles, Apparel & Luxury Goods - 0.92%
VF Corp.	577,200	47,053,344

Total Consumer Discretionary		631,320,540

Consumer Staples - 6.93%
Beverages - 0.91%
Coca-Cola Co.	1,053,700	46,215,282

Food & Staples Retailing - 2.42%
Walgreens Boots Alliance, Inc.	796,100	47,777,941
Walmart, Inc.	885,000	75,800,250

		123,578,191

Food Products - 1.87%
General Mills, Inc.	1,149,100	50,859,166
Kellogg Co.	634,600	44,339,502

		95,198,668

Health Care Providers & Services - 0.66%
CVS Health Corp.	524,700	33,764,445

Household Products - 1.07%
Procter & Gamble Co.	698,900	54,556,134

Total Consumer Staples		353,312,720

See accompanying notes

13

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.32% (continued)
Energy - 10.55%
Oil, Gas & Consumable Fuels - 10.55%
Anadarko Petroleum Corp.	773,700	$56,673,525
Devon Energy Corp.	962,400	42,307,104
Diamondback Energy, Inc.	402,600	52,970,082
HollyFrontier Corp.	1,007,800	68,963,754
Marathon Petroleum Corp.	1,100,800	77,232,128
Occidental Petroleum Corp.	869,100	72,726,288
Phillips 66	560,000	62,893,600
Valero Energy Corp.	944,500	104,678,935

		538,445,416

Total Energy		538,445,416

Financials - 25.13%
Banks - 5.89%
Bank of America Corp.	2,889,100	81,443,729
CIT Group, Inc.	908,500	45,797,485
Citigroup, Inc.	1,041,500	69,697,180
Fifth Third Bancorp	1,686,200	48,393,940
Regions Financial Corp.	3,100,900	55,134,002

		300,466,336

Capital Markets - 4.78%
Ameriprise Financial, Inc.	397,000	55,532,360
Franklin Resources, Inc.	1,521,100	48,751,255
Morgan Stanley	1,156,400	54,813,360
State Street Corp.	524,400	48,816,396
T Rowe Price Group, Inc.	311,500	36,162,035

		244,075,406

Consumer Finance - 4.62%
Ally Financial, Inc.	1,621,600	42,599,432
American Express Co.	480,100	47,049,800
Capital One Financial Corp.	618,600	56,849,340
Discover Financial Services	715,836	50,402,013
Synchrony Financial	1,156,800	38,613,984

		235,514,569

Diversified Financial Services - 0.98%
Voya Financial, Inc.	1,061,600	49,895,200

Insurance - 8.86%
Aflac, Inc.	1,061,200	45,652,824
Allstate Corp.	476,800	43,517,536
American Financial Group, Inc.	258,800	27,777,004
American International Group, Inc.	787,200	41,737,344
Chubb Ltd.	221,000	28,071,420
Everest Re Group Ltd.	171,500	39,527,320
Hartford Financial Services Group, Inc.	512,700	26,214,351
Loews Corp.	706,200	34,095,336
Principal Financial Group, Inc.	541,900	28,693,605
Prudential Financial, Inc.	476,900	44,594,919
Reinsurance Group of America, Inc.	211,200	28,190,976
Travelers Companies, Inc.	301,800	36,922,212
Unum Group	729,900	26,999,001

		451,993,848

Total Financials		1,281,945,359

See accompanying notes

14

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.32% (continued)
Health Care - 9.99%
Biotechnology - 1.86%
Amgen, Inc.	272,400	$50,282,316
Gilead Sciences, Inc.	631,600	44,742,544

		95,024,860

Health Care Providers & Services - 6.13%
Aetna, Inc.	62,100	11,395,350
Cardinal Health, Inc.	761,600	37,188,928
Cigna Corp.	292,600	49,727,370
Express Scripts Holding Co.A	725,300	56,000,413
HCA Healthcare, Inc.	616,500	63,252,900
Humana, Inc.	181,000	53,871,030
McKesson Corp.	308,400	41,140,560

		312,576,551

Pharmaceuticals - 2.00%
Allergan PLC	266,800	44,480,896
Pfizer, Inc.	1,583,700	57,456,636

		101,937,532

Total Health Care		509,538,943

Industrials - 11.27%
Aerospace & Defense - 2.57%
Arconic, Inc.	1,215,300	20,672,253
Spirit AeroSystems Holdings, Inc., Class A	739,000	63,487,490
United Technologies Corp.	377,600	47,211,328

		131,371,071

Airlines - 2.92%
American Airlines Group, Inc.	811,852	30,817,902
Delta Air Lines, Inc.	674,700	33,424,638
JetBlue Airways Corp.A	1,829,800	34,729,604
United Continental Holdings, Inc.A	717,800	50,052,194

		149,024,338

Building Products - 0.51%
Lennox International, Inc.	131,000	26,219,650

Commercial Services & Supplies - 1.98%
Republic Services, Inc.	806,600	55,139,176
Waste Management, Inc.	561,900	45,704,946

		100,844,122

Electrical Equipment - 0.51%
Eaton Corp. PLC	348,800	26,069,312

Industrial Conglomerates - 0.57%
General Electric Co.	2,118,600	28,834,146

Machinery - 1.19%
Caterpillar, Inc.	448,000	60,780,160

Road & Rail - 1.02%
Norfolk Southern Corp.	344,700	52,004,889

Total Industrials		575,147,688

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.32% (continued)
Information Technology - 7.77%
Electronic Equipment, Instruments & Components - 1.17%
Corning, Inc.	2,160,200	$59,427,102

Internet Software & Services - 0.31%
Twitter, Inc.A	366,500	16,005,055

IT Services - 0.92%
Amdocs Ltd.	712,600	47,166,994

Semiconductors & Semiconductor Equipment - 4.53%
Intel Corp.	1,516,200	75,370,302
Micron Technology, Inc.A	1,991,500	104,434,260
ON Semiconductor Corp.A	2,309,800	51,358,403

		231,162,965

Technology Hardware, Storage & Peripherals - 0.84%
Western Digital Corp.	551,400	42,683,874

Total Information Technology		396,445,990

Materials - 6.78%
Chemicals - 4.27%
Air Products & Chemicals, Inc.	227,500	35,428,575
Eastman Chemical Co.	502,700	50,249,892
LyondellBasell Industries N.V., Class A	689,300	75,719,605
Westlake Chemical Corp.	523,800	56,376,594

		217,774,666

Containers & Packaging - 1.64%
Avery Dennison Corp.	411,100	41,973,310
WestRock Co.	732,200	41,750,044

		83,723,354

Metals & Mining - 0.87%
Freeport-McMoRan, Inc.	2,572,300	44,397,898

Total Materials		345,895,918

Real Estate - 1.02%
Equity Real Estate Investment Trusts (REITs) - 1.02%
Extra Space Storage, Inc.	522,500	52,150,725

Telecommunication Services - 2.20%
Diversified Telecommunication Services - 2.20%
AT&T, Inc.	1,944,000	62,421,840
CenturyLink, Inc.	2,674,500	49,852,680

		112,274,520

Total Telecommunication Services		112,274,520

Utilities - 3.31%
Electric Utilities - 1.62%
Duke Energy Corp.	629,700	49,796,676
PPL Corp.	1,140,200	32,552,710

		82,349,386

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.32% (continued)
Utilities - 3.31% (continued)
Multi-Utilities - 1.69%
Ameren Corp.	629,700	$38,317,245
CenterPoint Energy, Inc.	1,733,200	48,026,972

		86,344,217

Total Utilities		168,693,603

Total Common Stocks (Cost $4,449,193,682)		4,965,171,422

SHORT-TERM INVESTMENTS - 1.40% (Cost $71,282,401)
Investment Companies - 1.40%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%B C	71,282,401	71,282,401

TOTAL INVESTMENTS - 98.72% (Cost $4,520,476,083)		5,036,453,823
OTHER ASSETS, NET OF LIABILITIES - 1.28%		65,098,027

TOTAL NET ASSETS - 100.00%		$5,101,551,850

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

PLC - Public Limited Company.

Futures Contracts Open on June 30, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	557	September 2018	$77,242,370	$75,796,572	$(1,445,798)

			$77,242,370	$75,796,572	$(1,445,798)

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

See accompanying notes

17

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2018, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$4,965,171,422	$-	$-	$4,965,171,422
Short-Term Investments	71,282,401	-	-	71,282,401

Total Investments in Securities - Assets	$5,036,453,823	$-	$-	$5,036,453,823

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,445,798)	$-	$-	$(1,445,798)

Total Financial Derivative Instruments - Liabilities	$(1,445,798)	$-	$-	$(1,445,798)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2018, there were no transfers between levels.

See accompanying notes

18

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$263,829,528	$4,965,171,422
Investments in affiliated securities, at fair value‡	4,466,306	71,282,401
Cash	752	-
Deposit with brokers for futures contracts	130,048	3,991,570
Dividends and interest receivable	137,944	6,702,393
Receivable for investments sold	-	13,915,937
Receivable for fund shares sold	422,225	56,956,889
Receivable for expense reimbursement (Note 2)	47,436	-
Prepaid expenses	213,931	126,640

Total assets	269,248,170	5,118,147,252

Liabilities:
Payable for investments purchased	-	9,540,340
Payable for fund shares redeemed	179,008	2,043,800
Payable for variation margin from open futures contracts (Note 5)	34,013	872,370
Cash due to custodian	-	572,299
Management and sub-advisory fees payable (Note 2)	168,222	2,792,947
Service fees payable (Note 2)	11,745	466,472
Transfer agent fees payable (Note 2)	16,412	199,953
Payable upon return of securities loaned (Note 9)§	1,901,295	-
Custody and fund accounting fees payable	-	47,470
Professional fees payable	50,131	37,299
Payable for prospectus and shareholder reports	-	18,957
Other liabilities	26,163	3,495

Total liabilities	2,386,989	16,595,402

Net assets	$266,861,181	$5,101,551,850

Analysis of net assets:
Paid-in-capital	$209,324,744	$4,296,939,956
Undistributed net investment income	269,362	34,784,706
Accumulated net realized gain	8,913,540	255,295,246
Unrealized appreciation of investments in unaffiliated securitiesA	48,387,570	515,977,740
Unrealized (depreciation) of futures contracts	(34,035)	(1,445,798)

Net assets	$266,861,181	$5,101,551,850

See accompanying notes

19

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,685,293	59,057,740

Y Class	77,269	63,762,164

Investor Class	2,320,928	45,947,642

A Class	198,803	3,315,455

C Class	24,697	3,643,663

R6 ClassB	3,237	4,962,688

Net assets:
Institutional Class	$183,094,135	$1,673,988,463

Y Class	$2,483,801	$1,801,745,651

Investor Class	$74,050,089	$1,292,850,396

A Class	$6,352,871	$93,016,213

C Class	$776,022	$99,358,325

R6 ClassB	$104,263	$140,592,802

Net asset value, offering and redemption price per share:
Institutional Class	$32.20	$28.34

Y Class	$32.14	$28.26

Investor Class	$31.91	$28.14

A Class	$31.96	$28.06

A Class (offering price)	$33.91	$29.77

C Class	$31.42	$27.27

R6 ClassB	$32.21	$28.33

† Cost of investments in unaffiliated securities	$215,441,958	$4,449,193,682
‡ Cost of investments in affiliated securities	$4,466,306	$71,282,401
§ Fair value of securities on loan	$1,846,192	$-

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
B Class commenced operations April 30, 2018 in the Bridgeway Large Cap Growth Fund (Note 1).

See accompanying notes

20

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2018 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$1,493,980	$54,893,020
Dividend income from affiliated securities (Note 8)	33,807	696,200
Income derived from securities lending (Note 9)	10,857	-

Total investment income	1,538,644	55,589,220

Expenses:
Management and sub-advisory fees (Note 2)	1,008,087	15,841,144
Transfer agent fees:
Institutional Class (Note 2)	54,966	200,442
Y Class (Note 2)	912	790,178
Investor Class	14,179	25,816
A Class	226	5,184
C Class	5	3,848
R6 ClassA	61	703
Custody and fund accounting fees	13,416	213,085
Professional fees	92,439	82,134
Registration fees and expenses	63,811	108,360
Service fees (Note 2):
Investor Class	92,476	2,452,233
A Class	2,544	34,640
C Class	60	38,210
Distribution fees (Note 2):
A Class	7,053	116,076
C Class	3,638	504,360
Prospectus and shareholder report expenses	30,965	120,464
Trustee fees (Note 2)	9,599	172,136
Other expenses	7,672	93,708

Total expenses	1,402,109	20,802,721

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(132,827)	1,792

Net expenses	1,269,282	20,804,513

Net investment income	269,362	34,784,707

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	10,601,348	172,496,303
Foreign currency transactions	-	(3)
Futures contracts	79,543	2,160,395
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	9,421,606	(252,531,631)
Futures contracts	(28,613)	(1,311,539)

Net gain (loss) from investments	20,073,884	(79,186,475)

Net increase (decrease) in net assets resulting from operations	$20,343,246	$(44,401,768)

A Class commenced operations April 30, 2018 in the Bridgeway Large Cap Growth Fund (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

21

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$269,362	$569,019	$34,784,707	$52,841,263
Net realized gain from investments in unaffiliated securities, foreign currency transactions, and futures contracts	10,680,891	15,901,228	174,656,695	237,451,122
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and futures contracts	9,392,993	19,947,420	(253,843,170)	348,971,034

Net increase (decrease) in net assets resulting from operations	20,343,246	36,417,667	(44,401,768)	639,263,419

Distributions to shareholders:
Institutional Class	-	(484,349)	-	(20,161,179)
Y Class	-	(5,409)	-	(19,084,760)
Investor Class	-	(191,071)	-	(13,087,732)
A Class	-	(9,014)	-	(742,378)
C Class	-	-	-	(248,713)
R6 ClassA	-	-	-	(992,942)
Net realized gain from investments:
Institutional Class	-	(6,720,047)	-	(66,124,077)
Y Class	-	(75,954)	-	(65,433,464)
Investor Class	-	(2,741,957)	-	(59,258,862)
A Class	-	(173,903)	-	(4,128,443)
C Class	-	(29,746)	-	(4,510,939)
R6 ClassA	-	-	-	(3,198,781)

Net distributions to shareholders	-	(10,431,450)	-	(256,972,270)

Capital share transactions (Note 11):
Proceeds from sales of shares	31,575,525	21,584,214	959,558,543	1,914,217,676
Reinvestment of dividends and distributions	-	10,260,437	-	246,592,299
Issued in reorganization	-	89,545,160	-	-
Cost of shares redeemed	(41,805,201)	(25,647,762)	(586,082,336)	(1,672,312,273)

Net increase (decrease) in net assets from capital share transactions	(10,229,676)	95,742,049	373,476,207	488,497,702

Net increase in net assets	10,113,570	121,728,266	329,074,439	870,788,851

Net assets:
Beginning of period	256,747,611	135,019,345	4,772,477,411	3,901,688,560

End of period *	$266,861,181	$256,747,611	$5,101,551,850	$4,772,477,411

*Includes undistributed (overdistribution of) net investment income	$269,362	$-	$34,784,706	$(1)

A Class commenced operations April 30, 2018 in the Bridgeway Large Cap Growth Fund and April 28, 2017 in the Bridgeway Large Cap Value Fund (Note 1).

See accompanying notes

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of June 30, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income of the Balanced Fund will normally be declared and paid quarterly. Distributions, if any, of net investment income of the Mid-Cap Value Fund will normally be declared and be paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreements with Bridgeway Capital Management, Inc. (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2018 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$481,179
Sub-Advisor Fees	0.40%	526,908

Total	0.75%	$1,008,087

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$8,546,291
Sub-Advisor Fees	0.32%	7,294,853

Total	0.67%	$15,841,144

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2018, the Manager received securities lending fees of $1,258 for the securities lending activities of the Bridgeway Large Cap Growth Fund.

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$44,051
Bridgeway Large Cap Value	918,949

As of June 30, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$3,515
Bridgeway Large Cap Value	173,886

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2018, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Bridgeway Large Cap Growth	$2,278	$1,134	$3,412
Bridgeway Large Cap Value	46,574	-	46,574

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2018, the Bridgeway Large Cap Growth Fund borrowed on average $4,767,063 for 2 days at an average interest rate of 2.53% with interest charges of $662. These amounts are recorded as “Other expenses” in the Statements of Operations. For the period ended June 30, 2018, the Bridgeway Large Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2018 - 6/30/2018	Reimbursed Expenses	(Recouped) Expenses
Bridgeway Large Cap Growth	Institutional	0.81%	$134,627	$-	2021
Bridgeway Large Cap Growth	Y	0.91%	776	-	2021
Bridgeway Large Cap Growth	Investor	1.19%	-	(3,476)	2021
Bridgeway Large Cap Growth	A	1.21%	1,000	-	2021
Bridgeway Large Cap Growth	C	1.96%	-	(194)	2021
Bridgeway Large Cap Growth	R6	0.76%	94	-	2021
Bridgeway Large Cap Value	R6	0.70%	-	(1,792)	2021

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Of these amounts, $47,436 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2018 for the Bridgeway Large Cap Growth Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$-	$238,079	$-	2019
Bridgeway Large Cap Growth	-	375,714	-	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

28

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $462 and $4,615 in sales commissions for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares. During the period March 1, 2018 through June 30, 2018, RID collected $301 and $9,915 for the American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, Foreside collected CDSC fees of $129 and $1,918 for Class C Shares of the American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund, respectively. During the period March 1, 2018 through June 30, 2018, RID collected $58 and $2,335 for both Funds, respectively, for Class C Shares.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, and American Beacon Sound Point Enhanced Income Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and exchanged-traded funds (“ETFs”), are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Funds did not hold any Level 2 securities at the period ended June 30, 2018.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2018, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2018
Bridgeway Large Cap Growth	27
Bridgeway Large Cap Value	579

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(34,035)	$(34,035)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$79,543	$79,543

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(28,613)	$(28,613)

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(1,445,798)	$(1,445,798)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(2,160,395)	$(2,160,395)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(1,311,539)	$(1,311,539)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2018.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of June 30, 2018:
	Assets	Liabilities
Futures Contracts	$-	$34,035

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$34,035

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(34,035)

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,901,295	$-	$-	$-	$1,901,295

Total Borrowings	$1,901,295	$-	$-	$-	$1,901,295

Gross amount of recognized liabilities for securities lending transactions					$1,901,295

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of June 30, 2018:
	Assets	Liabilities
Futures Contracts	$-	$1,445,798

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$1,445,798

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(1,445,798)

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2018 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$219,906,213	$53,868,354	$(5,478,733)	$48,389,621
Bridgeway Large Cap Value	4,520,476,083	758,767,359	(242,789,619)	515,977,740

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended December 31, 2017 the Funds did not have any capital loss carryforwards.

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, December 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, December 31, 2017. For the period ended December 31, 2017, Bridgeway Large Cap Growth Fund deferred $1,770,090 of capital losses to January 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$71,058,910	$82,430,979
Bridgeway Large Cap Value	1,526,644,603	1,156,826,518

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2018 are as follows:

Fund	Type of Transaction	December 31, 2017 Shares/Fair Value	Purchases	Sales	June 30, 2018 Shares/Fair Value	Dividend Income
Bridgeway Large Cap Growth	Direct	$1,441,964	$60,681,071	$59,558,024	$2,565,011	$33,807
Bridgeway Large Cap Growth	Securities Lending	-	39,786,678	37,885,383	1,901,295	N/A
Bridgeway Large Cap Value	Direct	104,213,767	1,073,510,649	1,106,442,015	71,282,401	696,200

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities,

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$1,846,192	$1,901,295	$–	$1,901,295

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended June 30, 2018, the Funds did not utilize this facility.

38

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	705,306	$22,536,424	573,230	$15,764,540
Reinvestment of dividends	–	–	234,024	7,037,103
Issued in Reorganization	–	–	560,148	17,375,797
Shares redeemed	(980,152)	(31,871,801)	(869,054)	(23,815,289)

Net increase (decrease) in shares outstanding	(274,846)	$(9,335,377)	498,348	$16,362,151

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	114,944	$3,627,542	35,909	$1,013,797
Reinvestment of dividends	-	-	2,711	81,363
Issued in Reorganization	-	-	5,051	156,423
Shares redeemed	(105,282)	(3,394,570)	(3,449)	(96,277)

Net increase in shares outstanding	9,662	$232,972	40,222	$1,155,306

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	104,436	$3,330,259	55,661	$1,500,036
Reinvestment of dividends	-	-	98,167	2,930,272
Issued in Reorganization	-	-	2,283,713	70,337,259
Shares redeemed	(187,107)	(5,876,577)	(50,343)	(1,467,164)

Net increase (decrease) in shares outstanding	(82,671)	$(2,546,318)	2,387,198	$73,300,403

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	56,992	$1,809,068	108,872	$3,081,503
Reinvestment of dividends	-	-	6,085	181,953
Issued in Reorganization	-	-	43,610	1,344,061
Shares redeemed	(13,956)	(447,396)	(8,365)	(233,976)

Net increase in shares outstanding	43,036	$1,361,672	150,202	$4,373,541

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5,346	$172,232	8,335	$224,338
Reinvestment of dividends	-	-	1,008	29,746
Issued in Reorganization	-	-	10,919	331,620
Shares redeemed	(6,916)	(214,857)	(1,258)	(35,056)

Net increase (decrease) in shares outstanding	(1,570)	$(42,625)	19,004	$550,648

39

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	R6 Class
	April 30, 2018A to June 30, 2018
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares		Amount
Shares sold	3,237	B	$100,000	B

Net increase in shares outstanding	3,237		$100,000

	Institutional Class
	Six Months Ended June 30, 2018				Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Value Fund	Shares		Amount		Shares	Amount
Shares sold	10,600,020		$305,379,725		22,141,959	$605,634,913
Reinvestment of dividends	-		-		2,851,013	81,738,543
Shares redeemed	(5,723,271)		(165,959,160)		(16,256,439)	(452,560,664)

Net increase in shares outstanding	4,876,749		$139,420,565		8,736,533	$234,812,792

	Y Class
	Six Months Ended June 30, 2018				Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Value Fund	Shares		Amount		Shares	Amount
Shares sold	14,728,592		$423,691,445		30,846,571	$837,274,698
Reinvestment of dividends	-		-		2,784,424	79,606,684
Shares redeemed	(5,278,237)		(151,981,820)		(13,143,773)	(357,121,560)

Net increase in shares outstanding	9,450,355		$271,709,625		20,487,222	$559,759,822

	Investor Class
	Six Months Ended June 30, 2018				Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Value Fund	Shares		Amount		Shares	Amount
Shares sold	4,944,462		$142,012,311		12,127,050	$327,627,225
Reinvestment of dividends	-		-		2,532,136	72,191,205
Shares redeemed	(7,831,581)		(225,960,927)		(26,895,237)	(724,443,760)

Net (decrease) in shares outstanding	(2,887,119)		$(83,948,616)		(12,236,051)	$(324,625,330)

	A Class
	Six Months Ended June 30, 2018				Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Value Fund	Shares		Amount		Shares	Amount
Shares sold	555,840		$15,936,803		1,323,482	$35,172,571
Reinvestment of dividends	-		-		166,852	4,741,923
Shares redeemed	(638,520)		(18,330,726)		(4,000,004)	(109,268,040)

Net (decrease) in shares outstanding	(82,680)		$(2,393,923)		(2,509,670)	$(69,353,546)

	C Class
	Six Months Ended June 30, 2018				Year Ended December 31, 2017
	(unaudited)
Bridgeway Large Cap Value Fund	Shares		Amount		Shares	Amount
Shares sold	292,500		$8,135,982		646,529	$16,939,095
Reinvestment of dividends	-		-		148,656	4,122,220
Shares redeemed	(361,007)		(10,052,338)		(1,057,869)	(27,847,899)

Net (decrease) in shares outstanding	(68,507)		$(1,916,356)		(262,684)	$(6,786,584)

40

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	R6 Class
	Six Months Ended June 30, 2018		April 28, 2017A to December 31, 2017
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,238,403	$64,402,277	3,096,230	$91,569,174
Reinvestment of dividends	-	-	146,308	4,191,724
Shares redeemed	(481,499)	(13,797,365)	(36,754)	(1,070,350)

Net increase in shares outstanding	1,756,904	$50,604,912	3,205,784	$94,690,548

A Commencement of operations.

B Seed capital was received on April 30, 2018 in the amount of $100,000 for the R6 Class. As a result, shares were issued in the amount of 3,237 for R6 Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

41

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Six Months Ended June 30, 2018		Year Ended December 31, 2017B	Six Months Ended December 31, 2016		Year Ended June 30,
						2016	2015		2014		2013

	(unaudited)
Net asset value, beginning of period	$29.88		$24.47	$22.77		$23.71	$20.51		$16.18		$13.33

Income (loss) from investment operations:
Net investment income	0.05		0.10	0.04		0.07	0.17	C	0.13	C	0.16	C
Net gains (losses) on investments (both realized and unrealized)	2.27		6.56	1.82		(0.90)	3.14		4.29		2.88

Total income (loss) from investment operations	2.32		6.66	1.86		(0.83)	3.31		4.42		3.04

Less distributions:
Dividends from net investment income	-		(0.08)	(0.16)		(0.11)	(0.11)		(0.09)		(0.19)
Distributions from net realized gains	-		(1.17)	-		-	-		-		-

Total distributions	-		(1.25)	(0.16)		(0.11)	(0.11)		(0.09)		(0.19)

Net asset value, end of period	$32.20		$29.88	$24.47		$22.77	$23.71		$20.51		$16.18

Total returnD	7.76	%E	27.21%	8.15	%E	(3.52)%	16.19%		27.41	%F	23.06	%F

Ratios and supplemental data:
Net assets, end of period	$183,094,135		$178,062,388	$133,638,400		$136,460,611	$156,493,513		$56,343,594		$47,966,566
Ratios to average net assets:
Expenses, before reimbursements	0.95	%G	1.06%	1.02	%G	0.89%	0.81%		0.87%		0.90%
Expenses, net of reimbursements	0.81	%G	0.81%	0.81	%G	0.83%	0.81%		0.84%		0.84%
Net investment income, before expense reimbursements	0.17	%G	0.15%	0.12	%G	0.30%	0.75%		0.70%		1.10%
Net investment income, net of reimbursements	0.31	%G	0.40%	0.33	%G	0.35%	0.75%		0.70%		1.10%
Portfolio turnover rate	27	%E	78%	40	%E	100%	48%		74%		49%

A	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
B

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Total return would have been lower had various fees not been waived during the period.
G	Annualized.

See accompanying notes

42

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017A	Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$29.82		$24.45	$22.77		$20.46

Income from investment operations:
Net investment income	0.02		0.05	0.03		0.03
Net gains on investments (both realized and unrealized)	2.30		6.57	1.81		2.28

Total income from investment operations	2.32		6.62	1.84		2.31

Less distributions:
Dividends from net investment income	–		(0.08)	(0.16)		–
Distributions from net realized gains	–		(1.17)	–		–

Total distributions	–		(1.25)	(0.16)		–

Net asset value, end of period	$32.14		$29.82	$24.45		$22.77

Total returnC	7.78	%D	27.06%	8.06	%D	11.29	%D

Ratios and supplemental data:
Net assets, end of period	$2,483,801		$2,016,161	$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements	0.97	%E	1.13%	1.09	%E	4.00	%E
Expenses, net of reimbursements	0.91	%E	0.91%	0.91	%E	0.91	%E
Net investment income (loss), before expense reimbursements	0.24	%E	0.08%	0.11	%E	(2.69	)%E
Net investment income, net of reimbursements	0.30	%E	0.30%	0.28	%E	0.40	%E
Portfolio turnover rate	27	%D	78%	40	%D	100	%F

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

43

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017A	Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$29.65		$24.38	$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)	(0.01)		0.01
Net gains on investments (both realized and unrealized)	2.27		6.53	1.81		2.27

Total income from investment operations	2.26		6.52	1.80		2.28

Less distributions:
Dividends from net investment income	–		(0.08)	(0.16)		–
Distributions from net realized gains	–		(1.17)	–		–

Total distributions	–		(1.25)	(0.16)		–

Net asset value, end of period	$31.91		$29.65	$24.38		$22.74

Total returnC	7.62	%D	26.72%	7.90	%D	11.14	%D

Ratios and supplemental data:
Net assets, end of period	$74,050,089		$71,273,896	$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements	1.18	%E	1.40%	1.55	%E	8.43	%E
Expenses, net of reimbursements	1.19	%E	1.19%	1.19	%E	1.18	%E
Net investment (loss), before expense reimbursements	(0.06	)%E	(0.66)%	(0.35	)%E	(7.08	)%E
Net investment income (loss), net of reimbursements	(0.07	)%E	(0.45)%	0.02	%E	0.17	%E
Portfolio turnover rate	27	%D	78%	40	%D	100	%F

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

44

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017A		Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$29.70		$24.39		$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.00	C	0.00	C	0.00	C
Net gains on investments (both realized and unrealized)	2.27		6.54		1.81		2.28

Total income (loss) from investment operations	2.26		6.54		1.81		2.28

Less distributions:
Dividends from net investment income	–		(0.06)		(0.16)		–
Distributions from net realized gains	–		(1.17)		–		–

Total distributions	–		(1.23)		(0.16)		–

Net asset value, end of period	$31.96		$29.70		$24.39		$22.74

Total returnD	7.61	%E	26.79%		7.94	%E	11.14	%E

Ratios and supplemental data:
Net assets, end of period	$6,352,871		$4,625,607		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements	1.25	%F	1.44%		1.43	%F	5.25	%F
Expenses, net of reimbursements	1.21	%F	1.21%		1.21	%F	1.21	%F
Net investment (loss), before expense reimbursements	(0.12	)%F	(0.23)%		(0.26	)%F	(4.01	)%F
Net investment income (loss), net of reimbursements	(0.08	)%F	0.00	%G	(0.05	)%F	0.02	%F
Portfolio turnover rate	27	%E	78%		40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Amount rounds to less than 0.005%.
H	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

45

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017A	Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$29.30		$24.22	$22.67		$20.46

Income (loss) from investment operations:
Net investment (loss)	(0.12)		(0.10)	(0.13)		(0.04)
Net gains on investments (both realized and unrealized)	2.24		6.35	1.84		2.25

Total income (loss) from investment operations	2.12		6.25	1.71		2.21

Less distributions:
Dividends from net investment income	–		–	(0.16)		–
Distributions from net realized gains	–		(1.17)	–		–

Total distributions	–		(1.17)	(0.16)		–

Net asset value, end of period	$31.42		$29.30	$24.22		$22.67

Total returnC	7.24	%D	25.78%	7.52	%D	10.80	%D

Ratios and supplemental data:
Net assets, end of period	$776,022		$769,559	$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements	1.91	%E	2.09%	2.18	%E	7.33	%E
Expenses, net of reimbursements	1.96	%E	1.96%	1.96	%E	1.96	%E
Net investment (loss), before expense reimbursements	(0.80	)%E	(0.90)%	(1.04	)%E	(5.98	)%E
Net investment (loss), net of reimbursements	(0.85	)%E	(0.77)%	(0.81	)%E	(0.62	)%E
Portfolio turnover rate	27	%D	78%	40	%D	100	%F

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

46

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	April 30, 2018A to June 30, 2018

	(unaudited)
Net asset value, beginning of period	$30.89

Income from investment operations:
Net investment income	0.04
Net gains on investments (both realized and unrealized)	1.28

Total income from investment operations	1.32

Less distributions:
Dividends from net investment income	–

Net asset value, end of period	$32.21

Total returnB	4.27	%C

Ratios and supplemental data:
Net assets, end of period	$104,263
Ratios to average net assets:
Expenses, before reimbursements	1.29	%D
Expenses, net of reimbursements	0.76	%D
Net investment income, before expense reimbursements	0.15	%D
Net investment income, net of reimbursements	0.68	%D
Portfolio turnover rate	27	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 30, 2018 through June 30, 2018 and is not annualized.

See accompanying notes

47

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016	2015		2014	2013

	(unaudited)
Net asset value, beginning of period	$28.57		$26.08	$22.75	$23.89		$21.39	$15.85

Income (loss) from investment operations:
Net investment income	0.21		0.37	0.38	0.28		0.10	0.11
Net gains (losses) on investments (both realized and unrealized)	(0.44)		3.78	3.32	(0.58)		2.94	5.87

Total income (loss) from investment operations	(0.23)		4.15	3.70	(0.30)		3.04	5.98

Less distributions:
Dividends from net investment income	-		(0.39)	(0.35)	(0.29)		(0.17)	(0.11)
Distributions from net realized gains	-		(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	-		-	-	(0.00	)A	-	-

Total distributions	-		(1.66)	(0.37)	(0.84)		(0.54)	(0.44)

Net asset value, end of period	$28.34		$28.57	$26.08	$22.75		$23.89	$21.39

Total returnB	(0.77	)%C	15.88%	16.24%	(1.23)%		14.18%	37.77%

Ratios and supplemental data:
Net assets, end of period	$1,673,988,463		$1,547,760,278	$1,185,013,905	$682,849,171		$313,660,568	$79,889,063
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.71	%D	0.72%	0.73%	0.75%		0.79%	1.01%
Expenses, net of reimbursements or recoupments	0.71	%D	0.72%	0.73%	0.79%		0.84%	0.84%
Net investment income, before expense reimbursements or recoupments	1.57	%D	1.41%	1.69%	1.61%		1.08%	0.98%
Net investment income, net of reimbursements or recoupments	1.57	%D	1.41%	1.69%	1.57%		1.04%	1.16%
Portfolio turnover rate	24	%C	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

48

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016	2015		2014	2013

	(unaudited)
Net asset value, beginning of period	$28.49		$26.01	$22.69	$23.84		$21.35	$15.84

Income (loss) from investment operations:
Net investment income	0.20		0.33	0.32	0.27		0.13	0.22
Net gains (losses) on investments (both realized and unrealized)	(0.43)		3.79	3.35	(0.57)		2.90	5.72

Total income (loss) from investment operations	(0.23)		4.12	3.67	(0.30)		3.03	5.94

Less distributions:
Dividends from net investment income	-		(0.37)	(0.33)	(0.30)		(0.17)	(0.10)
Distributions from net realized gains	-		(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	-		-	-	(0.00	)A	-	-

Total distributions	-		(1.64)	(0.35)	(0.85)		(0.54)	(0.43)

Net asset value, end of period	$28.26		$28.49	$26.01	$22.69		$23.84	$21.35

Total returnB	(0.81	)%C	15.82%	16.17%	(1.26)%		14.15%	37.55%

Ratios and supplemental data:
Net assets, end of period	$1,801,745,651		$1,547,228,114	$879,852,983	$414,585,125		$119,162,044	$19,913,753
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.78	%D	0.79%	0.80%	0.81%		0.84%	0.93%
Expenses, net of reimbursements or recoupments	0.78	%D	0.79%	0.80%	0.81%		0.85%	0.94%
Net investment income, before expense reimbursements or recoupments	1.51	%D	1.35%	1.63%	1.55%		1.03%	1.07%
Net investment income, net of reimbursements or recoupments	1.51	%D	1.35%	1.63%	1.55%		1.03%	1.06%
Portfolio turnover rate	24	%C	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

49

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016	2015		2014	2013

	(unaudited)
Net asset value, beginning of period	$28.41		$25.93	$22.64	$23.77		$21.28	$15.81

Income (loss) from investment operations:
Net investment income	0.18		0.32	0.27	0.25		0.14	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.45)		3.71	3.31	(0.61)		2.82	5.68

Total income (loss) from investment operations	(0.27)		4.03	3.58	(0.36)		2.96	5.89

Less distributions:
Dividends from net investment income	–		(0.28)	(0.27)	(0.22)		(0.10)	(0.09)
Distributions from net realized gains	–		(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	–		–	–	(0.00	)A	–	–

Total distributions	–		(1.55)	(0.29)	(0.77)		(0.47)	(0.42)

Net asset value, end of period	$28.14		$28.41	$25.93	$22.64		$23.77	$21.28

Total returnB	(0.95	)%C	15.52%	15.81%	(1.51)%		13.89%	37.28%

Ratios and supplemental data:
Net assets, end of period	$1,292,850,396		$1,387,184,369	$1,583,853,257	$977,719,149		$668,659,150	$274,113,476
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.05	%D	1.06%	1.08%	1.09%		1.11%	1.08%
Expenses, net of reimbursements or recoupments	1.05	%D	1.06%	1.08%	1.09%		1.11%	1.09%
Net investment income, before expense reimbursements or recoupments	1.21	%D	1.04%	1.35%	1.28%		0.76%	0.95%
Net investment income, net of reimbursements or recoupments	1.21	%D	1.04%	1.35%	1.28%		0.76%	0.94%
Portfolio turnover rate	24	%C	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016	2015		2014	2013

	(unaudited)
Net asset value, beginning of period	$28.32		$25.82	$22.53	$23.66		$21.22	$15.78

Income (loss) from investment operations:
Net investment income	0.18		0.42	0.32	0.27		0.09	0.19
Net gains (losses) on investments (both realized and unrealized)	(0.44)		3.58	3.24	(0.64)		2.84	5.64

Total income (loss) from investment operations	(0.26)		4.00	3.56	(0.37)		2.93	5.83

Less distributions:
Dividends from net investment income	–		(0.23)	(0.25)	(0.21)		(0.12)	(0.06)
Distributions from net realized gains	–		(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	–		–	–	(0.00	)A	–	–

Total distributions	–		(1.50)	(0.27)	(0.76)		(0.49)	(0.39)

Net asset value, end of period	$28.06		$28.32	$25.82	$22.53		$23.66	$21.22

Total returnB	(0.92	)%C	15.46%	15.79%	(1.56)%		13.76%	37.01%

Ratios and supplemental data:
Net assets, end of period	$93,016,213		$96,229,248	$152,520,884	$147,394,607		$103,716,652	$31,300,069
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.02	%D	1.08%	1.12%	1.12%		1.19%	1.38%
Expenses, net of reimbursements or recoupments	1.02	%D	1.08%	1.12%	1.12%		1.21%	1.34%
Net investment income, before expense reimbursements or recoupments	1.25	%D	1.01%	1.31%	1.25%		0.69%	0.61%
Net investment income, net of reimbursements or recoupments	1.25	%D	1.01%	1.31%	1.25%		0.67%	0.66%
Portfolio turnover rate	24	%C	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

51

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016	2015		2014	2013

	(unaudited)
Net asset value, beginning of period	$27.63		$25.27	$22.08	$23.27		$21.00	$15.70

Income (loss) from investment operations:
Net investment income	0.07		0.08	0.13	0.13		0.02	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.43)		3.62	3.16	(0.66)		2.69	5.47

Total income (loss) from investment operations	(0.36)		3.70	3.29	(0.53)		2.71	5.65

Less distributions:
Dividends from net investment income	–		(0.07)	(0.08)	(0.11)		(0.07)	(0.02)
Distributions from net realized gains	–		(1.27)	(0.02)	(0.55)		(0.37)	(0.33)
Tax return of capital	–		–	–	(0.00	)A	–	–

Total distributions	–		(1.34)	(0.10)	(0.66)		(0.44)	(0.35)

Net asset value, end of period	$27.27		$27.63	$25.27	$22.08		$23.27	$21.00

Total returnB	(1.30	)%C	14.62%	14.91%	(2.27)%		12.88%	36.02%

Ratios and supplemental data:
Net assets, end of period	$99,358,325		$102,553,616	$100,447,531	$84,411,378		$33,536,254	$2,346,463
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.76	%D	1.83%	1.86%	1.87%		1.92%	2.13%
Expenses, net of reimbursements or recoupments	1.76	%D	1.83%	1.86%	1.87%		1.94%	2.09%
Net investment income (loss), before expense reimbursements or recoupments	0.50	%D	0.28%	0.57%	0.48%		(0.05)%	(0.13)%
Net investment income (loss), net of reimbursements or recoupments	0.50	%D	0.28%	0.57%	0.48%		(0.08)%	(0.08)%
Portfolio turnover rate	24	%C	48%	56%	43%		31%	38%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

52

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2018		April 28, 2017A December 31, 2017

	(unaudited)
Net asset value, beginning of period	$28.55		$26.73

Income from investment operations:
Net investment income	0.28		0.11
Net gains (losses) on investments (both realized and unrealized)	(0.50)		3.37

Total income (loss) from investment operations	(0.22)		3.48

Less distributions:
Dividends from net investment income	-		(0.39)
Distributions from net realized gains	-		(1.27)

Total distributions	-		(1.66)

Net asset value, end of period	$28.33		$28.55

Total returnB	(0.77	)%C	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$140,592,802		$91,521,786
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.68	%D	0.75	%D
Expenses, net of reimbursements or recoupments	0.69	%D	0.71	%D
Net investment income, before expense reimbursements or recoupments	1.63	%D	1.44	%D
Net investment income, net of reimbursements or recoupments	1.63	%D	1.48	%D
Portfolio turnover rate	24	%C	48	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

53

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bridgeway Large Cap Growth Fund (“LCG Fund”) and the American Beacon Bridgeway Large Cap Value Fund (“LCV Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Bridgeway Capital Management, Inc. (the “subadvisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

54

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreement for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by the subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered

55

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index and an appropriate peer group for the Fund. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss with respect to the LCG Fund and the Manager earning a profit with respect to the LCV Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that, with respect to the LCG Fund, the Manager has negotiated the lowest fee rate that the subadvisor charges for any comparable client accounts and, with respect to the LCV Fund, the subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations

56

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Funds.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

57

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the LCG Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) that the LCG Fund acquired all of the assets of the Bridgeway Large Cap Growth Fund (“Acquired Fund”), a series of Bridgeway Funds, Inc. on February 5, 2016, and the LCG Fund’s performance prior to that date is the performance of the Acquired Fund; (2) that the Bridgeway Large Cap Growth II Fund’s assets were merged with the LCG Fund on December 15, 2017; (3) information provided by the subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the LCG Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period since the LCG Fund’s adoption by the Manager.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the LCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the LCG Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the LCV Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) information provided by the subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the LCV Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the LCV Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the LCV Fund.

58

This page intentionally left blank.

59

This page intentionally left blank.

60

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

SAR 6/18

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

June 30, 2018

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 12.85% for the six months ended June 30, 2018. The Fund outperformed the Russell Midcap® Growth Index (the “Index”) return of 5.40% for the same period.

Total Returns for the Period ended June 30, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,2,7)	SFMIX	13.01%	26.24%	12.78%	13.26%	10.54%
Y Class (1,3,7)	SMFYX	12.94%	26.11%	12.66%	13.15%	10.38%
Investor Class (1,7)	STMGX	12.85%	25.89%	12.39%	12.86%	10.19%
A Class without Sales Charge (1,4,7)	SMFAX	12.79%	25.81%	12.34%	12.79%	10.15%
A Class with Sales Charge (1,4,7)	SMFAX	6.32%	18.57%	10.14%	11.46%	9.50%
C Class without Sales Charge (1,5,7)	SMFCX	12.37%	24.83%	11.48%	11.95%	9.63%
C Class with Sales Charge (1,5,7)	SMFCX	11.37%	23.83%	11.48%	11.95%	9.63%

Russell Midcap® Growth Index (6)		5.40%	18.52%	10.73%	13.37%	10.45%
S&P 500 Index (6)		2.65%	14.37%	11.93%	13.42%	10.17%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-9687-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent growth rate in the securities market has helped to produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2007 through 2013.

2.	A portion of the fees charged to the Institutional Class has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/08 up to 2/14/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/08. A portion of the fees charged to the Y Class was waived in 2012 and 2013, fully recovered in 2014 and 2015, and waived in 2017 and 2018. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, 2017 and 2018.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/08 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/08. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in fully recovered in 2015, waived in 2016 and recovered in 2018. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013 and 2016. A Class has a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/08 up to 2/14/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/08. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, waived in 2016 and 2017, and fully recovered in 2018. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014 and in 2016 and 2017. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (‘‘SPDJI’’), and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (‘‘S&P’’). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (‘‘Dow Jones’’). The American Beacon Stephens Mid-Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.02%, 1.06%, 1.24%, 1.34%, and 2.06%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to both stock selection and sector allocation.

Most of the Fund’s outperformance related to security selection was attributable to holdings in the Information Technology, Consumer Discretionary and Health Care sectors. In the Information Technology sector, Square Inc. was up 74.6% and Aspen Technology was up 39.3%. In Consumer Discretionary, Netflix (up 117.0%) and Lululemon (up 61.5%) were significant contributors to relative returns. Investments in the Health Care sector were additive to performance, led by Abiomed (up 117.5%), Dexcom Inc. (up 66.3%), and IDEXX Laboratories (up 37.6%).

Detracting modestly from relative performance, however, were holdings in the Energy sector, in which RPC Inc. was down 45.0% and Cabot Oil & Gas was down 17.3%. The Fund was also absent from Oneok Inc. which was up 34.1% in the Index. Consumer Staples lagged during the period, with Monster Beverage down 8.3%.

From a sector allocation perspective, the Fund’s underweight to Materials, the lowest performing sector, contributed positively to performance. Overweights to Health Care and Information Technology were also helpful for the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
IDEXX Laboratories, Inc.		2.0
SVB Financial Group		1.9
CoStar Group, Inc.		1.9
ABIOMED, Inc.		1.8
Illumina, Inc.		1.7
FLIR Systems, Inc.		1.7
Lululemon Athletica, Inc.		1.7
Burlington Stores, Inc.		1.6
WEX, Inc.		1.6
Aspen Technology, Inc.		1.6

Total Fund Holdings	95

Sector Allocation (% Equities)
Information Technology		40.2
Health Care		23.4
Consumer Discretionary		13.7
Industrials		12.1
Financials		4.7
Energy		3.2
Consumer Staples		2.5
Materials		0.2

3

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 17.95% for the six months ended June 30, 2018, outperforming the Russell 2000® Growth Index (the “Index”) return of 9.70% for the same period.

Total Returns for the Period ended June 30, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,2,7)	STSIX	18.15%	30.13%	12.02%	11.76%	11.07%
Y Class (1,3,7)	SPWYX	18.14%	30.12%	11.92%	11.66%	10.92%
Investor Class (1,7)	STSGX	17.95%	29.80%	11.71%	11.45%	10.78%
A Class without Sales Charge (1,4,7)	SPWAX	18.02%	29.76%	11.61%	11.32%	10.69%
A Class with Sales Charge (1,4,7)	SPWAX	11.25%	22.32%	9.43%	10.02%	10.03%
C Class without Sales Charge (1,5,7)	SPWCX	17.56%	28.83%	10.78%	10.49%	10.16%
C Class with Sales Charge (1,5,7)	SPWCX	16.56%	27.83%	10.78%	10.49%	10.16%

Russell 2000® Growth Index (6)		9.70%	21.86%	10.60%	13.65%	11.24%
S&P 500 Index (6)		2.65%	14.37%	11.93%	13.42%	10.17%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent growth rate in the securities market has helped to produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015 and fully recovered in 2017. Performance prior to waiving fees was lower than actual returns shown from 2005 through 2013 and in 2015, and partially recovered in 2017 and 2018.

2.

A portion of the fees charged to the Institutional Class was waived from 2006 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2006 through 2013.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/08 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/08. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/08 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/08. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. A Class has a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/08 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/08. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (‘‘SPDJI’’), and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (‘‘S&P’’). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (‘‘Dow Jones’’). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

4

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.08%, 1.14%, 1.29%, 1.40% and 2.14%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to security selection, with sector allocation adding moderately to returns.

As it relates to security selection, the drivers of performance were holdings in the Industrials, Consumer Discretionary, Health Care and Information Technology sectors. Within Industrials, the Fund’s position in Axon Enterprise was up 155.4%, while CoStar Group was up 40.7%. Further boosts to relative performance included Wingstop (up 44.9%), Canada Goose (up 99.2%), and Chegg Inc. (up 72.1%) in Consumer Discretionary. The Fund’s Health Care holdings also added value, with Abiomed Inc. up 123.5% and Ligand Pharmaceuticals up 52.8%. Companies within Information Technology contributing to performance were Q2 Holdings (up 55.3%) and Microsemi Corp. (up 26.2%).

This positive performance was somewhat offset by security selection in the Consumer Staples and Telecommunication Services sectors. Elf Beauty was down 31.9% and the Fund did not hold Medifast Inc., which was up 131.3% in the Index. In the Telecommunication sector, Boingo Wireless was down 0.5%, and the Fund was absent Vonage Holdings and Cogent Communications, which were up 26.7% and 20.5%, respectively.

From a sector allocation perspective, a sizeable overweight to Information Technology, which was the top performing sector, was a driver of outperformance. An underweight to Materials, as well as absences from Real Estate and Utilities also added value for the period. In contrast, the Fund’s underweight to Health Care slightly detracted from relative returns, as did an overweight to Energy.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Ligand Pharmaceuticals, Inc.		2.1
ICON PLC		2.0
Proofpoint, Inc.		1.6
Neogen Corp.		1.6
CoStar Group, Inc.		1.6
ABIOMED, Inc.		1.6
Calavo Growers, Inc.		1.6
Aspen Technology, Inc.		1.5
Proto Labs, Inc.		1.5
Ollie’s Bargain Outlet Holdings, Inc.		1.5

Total Fund Holdings	105

Sector Allocation (% Equities)
Information Technology		37.3
Health Care		21.2
Industrials		16.3
Consumer Discretionary		10.2
Financials		7.9
Consumer Staples		2.9
Energy		2.6
Materials		1.0
Telecommunication Services		0.6

5

American Beacon FundsSM

Expense Examples

June 30, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2018 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund
	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period 1/1/2018-6/30/2018*
Institutional Class
Actual	$1,000.00	$1,130.10	$5.23
Hypothetical**	$1,000.00	$1,019.90	$4.96
Y Class
Actual	$1,000.00	$1,129.40	$5.75
Hypothetical**	$1,000.00	$1,019.40	$5.46
Investor Class
Actual	$1,000.00	$1,128.50	$6.65
Hypothetical**	$1,000.00	$1,018.50	$6.31
A Class
Actual	$1,000.00	$1,127.90	$7.02
Hypothetical**	$1,000.00	$1,018.20	$6.66
C Class
Actual	$1,000.00	$1,123.70	$10.90
Hypothetical**	$1,000.00	$1,014.50	$10.34

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.26%, 1.33%, and 2.07% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund
	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period 1/1/2018-6/30/2018*
Institutional Class
Actual	$1,000.00	$1,181.50	$5.90
Hypothetical**	$1,000.00	$1,019.40	$5.46
Y Class
Actual	$1,000.00	$1,181.40	$6.22
Hypothetical**	$1,000.00	$1,019.10	$5.76
Investor Class
Actual	$1,000.00	$1,179.50	$7.62
Hypothetical**	$1,000.00	$1,017.80	$7.05
A Class
Actual	$1,000.00	$1,180.20	$7.30
Hypothetical**	$1,000.00	$1,018.10	$6.76
C Class
Actual	$1,000.00	$1,175.60	$11.49
Hypothetical**	$1,000.00	$1,014.20	$10.64

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.15%, 1.41%, 1.35%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.22%
Consumer Discretionary - 13.27%
Automobiles - 0.50%
Tesla, Inc.A B	1,928	$661,208

Distributors - 0.83%
LKQ Corp.A	34,515	1,101,029

Diversified Consumer Services - 1.11%
Bright Horizons Family Solutions, Inc.A	14,361	1,472,290

Hotels, Restaurants & Leisure - 1.88%
Domino’s Pizza, Inc.	5,219	1,472,645
MGM Resorts International	35,430	1,028,533

		2,501,178

Internet & Direct Marketing Retail - 1.34%
Expedia Group, Inc.	8,890	1,068,489
Netflix, Inc.A	1,810	708,488

		1,776,977

Media - 1.51%
Live Nation Entertainment, Inc.A	41,334	2,007,592

Specialty Retail - 4.44%
Burlington Stores, Inc.A	14,322	2,155,890
Ross Stores, Inc.	21,292	1,804,497
Ulta Salon Cosmetics & Fragrance, Inc.A	8,308	1,939,586

		5,899,973

Textiles, Apparel & Luxury Goods - 1.66%
Lululemon Athletica, Inc.A	17,661	2,204,976

Total Consumer Discretionary		17,625,223

Consumer Staples - 2.47%
Beverages - 2.47%
Brown-Forman Corp., Class B	24,460	1,198,785
Monster Beverage Corp.A	36,325	2,081,422

		3,280,207

Total Consumer Staples		3,280,207

Energy - 3.13%
Energy Equipment & Services - 0.89%
Core Laboratories N.V.	9,391	1,185,238

Oil, Gas & Consumable Fuels - 2.24%
Cabot Oil & Gas Corp.	52,636	1,252,737
Pioneer Natural Resources Co.	6,344	1,200,538
Range Resources Corp.	30,974	518,195

		2,971,470

Total Energy		4,156,708

Financials - 4.55%
Banks - 3.17%
East West Bancorp, Inc.	25,300	1,649,560

See accompanying notes

8

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.22% (continued)
Financials - 4.55% (continued)
Banks - 3.17% (continued)
SVB Financial GroupA	8,894	$2,568,231

		4,217,791

Capital Markets - 1.38%
MarketAxess Holdings, Inc.	9,268	1,833,767

Total Financials		6,051,558

Health Care - 22.71%
Biotechnology - 1.16%
Alexion Pharmaceuticals, Inc.A	7,136	885,934
Exelixis, Inc.A	30,324	652,573

		1,538,507

Health Care Equipment & Supplies - 10.66%
ABIOMED, Inc.A	5,972	2,442,847
Align Technology, Inc.A	2,964	1,014,103
Dentsply Sirona, Inc.	13,930	609,716
DexCom, Inc.A	16,741	1,590,060
Hologic, Inc.A	29,258	1,163,005
IDEXX Laboratories, Inc.A	12,486	2,721,199
Intuitive Surgical, Inc.A	4,050	1,937,844
ResMed, Inc.	19,247	1,993,604
Varian Medical Systems, Inc.A	6,030	685,732

		14,158,110

Health Care Providers & Services - 1.82%
Acadia Healthcare Co., Inc.A	26,711	1,092,747
Henry Schein, Inc.A	18,324	1,331,055

		2,423,802

Health Care Technology - 3.72%
athenahealth, Inc.A	8,474	1,348,553
Cerner Corp.A	24,171	1,445,184
Medidata Solutions, Inc.A	20,372	1,641,168
Veeva Systems, Inc., Class AA	6,545	503,049

		4,937,954

Life Sciences Tools & Services - 4.96%
ICON PLCA	13,360	1,770,601
Illumina, Inc.A	8,310	2,320,900
PRA Health Sciences, Inc.A	12,939	1,207,985
QIAGEN N.V.A	35,646	1,288,959

		6,588,445

Pharmaceuticals - 0.39%
Pacira Pharmaceuticals, Inc.A	16,355	524,178

Total Health Care		30,170,996

Industrials - 11.79%
Aerospace & Defense - 0.91%
HEICO Corp., Class A	19,797	1,206,612

Air Freight & Logistics - 0.48%
CH Robinson Worldwide, Inc.	7,636	638,828

See accompanying notes

9

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.22% (continued)
Industrials - 11.79% (continued)
Commercial Services & Supplies - 1.51%
Copart, Inc.A	35,364	$2,000,188

Electrical Equipment - 1.46%
Rockwell Automation, Inc.	6,552	1,089,139
Sensata Technologies Holding PLCA	17,858	849,684

		1,938,823

Industrial Conglomerates - 0.90%
Roper Technologies, Inc.	4,340	1,197,449

Machinery - 0.39%
Middleby Corp.A B	5,003	522,413

Professional Services - 3.48%
IHS Markit Ltd.A	21,745	1,121,824
Verisk Analytics, Inc.A	19,289	2,076,268
WageWorks, Inc.A	28,552	1,427,600

		4,625,692

Road & Rail - 1.12%
JB Hunt Transport Services, Inc.	12,232	1,486,800

Trading Companies & Distributors - 1.54%
Fastenal Co.	17,901	861,575
MSC Industrial Direct Co., Inc., Class A	13,898	1,179,245

		2,040,820

Total Industrials		15,657,625

Information Technology - 39.11%
Aerospace & Defense - 1.23%
Harris Corp.	11,272	1,629,255

Communications Equipment - 1.05%
Palo Alto Networks, Inc.A	6,826	1,402,538

Electronic Equipment, Instruments & Components - 4.96%
Cognex Corp.	31,433	1,402,226
FLIR Systems, Inc.	42,840	2,226,395
IPG Photonics Corp.A	8,267	1,823,948
National Instruments Corp.	27,087	1,137,113

		6,589,682

Internet Software & Services - 3.40%
2U, Inc.A	5,545	463,340
DocuSign, Inc.A	4,142	219,319
GrubHub, Inc.A	14,416	1,512,383
MercadoLibre, Inc.	5,134	1,534,707
Spotify Technology S.A.A	4,689	788,877

		4,518,626

IT Services - 6.12%
Euronet Worldwide, Inc.A	14,066	1,178,309
Fiserv, Inc.A	17,783	1,317,542
Global Payments, Inc.	14,737	1,643,028
Square, Inc., Class AA	29,976	1,847,721

See accompanying notes

10

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.22% (continued)
Information Technology - 39.11% (continued)
IT Services - 6.12% (continued)
WEX, Inc.A	11,231	$2,139,281

		8,125,881

Professional Services - 1.92%
CoStar Group, Inc.A	6,180	2,550,053

Semiconductors & Semiconductor Equipment - 4.05%
Lam Research Corp.	5,550	959,317
Microchip Technology, Inc.	22,588	2,054,379
NXP Semiconductors N.V.A	4,753	519,360
ON Semiconductor Corp.A	27,317	607,394
Xilinx, Inc.	19,116	1,247,510

		5,387,960

Software - 16.38%
ANSYS, Inc.A	5,994	1,044,035
Aspen Technology, Inc.A	23,049	2,137,564
Autodesk, Inc.A	13,527	1,773,255
Cadence Design Systems, Inc.A	39,161	1,696,063
Electronic Arts, Inc.A	14,614	2,060,866
Fortinet, Inc.A	19,451	1,214,326
Guidewire Software, Inc.A	5,303	470,800
Proofpoint, Inc.A	5,965	687,824
PTC, Inc.A	14,317	1,343,078
Red Hat, Inc.A	11,939	1,604,243
salesforce.com, Inc.A	5,297	722,511
Splunk, Inc.A	11,519	1,141,648
Tableau Software, Inc., Class AA	15,111	1,477,100
Take-Two Interactive Software, Inc.A	14,361	1,699,768
Tyler Technologies, Inc.A	4,005	889,511
Ultimate Software Group, Inc.A	6,972	1,793,965

		21,756,557

Total Information Technology		51,960,552

Materials - 0.19%
Chemicals - 0.19%
Albemarle Corp.B	2,705	255,163

Total Common Stocks (Cost $85,087,129)		129,158,032

SHORT-TERM INVESTMENTS - 4.40% (Cost $5,854,636)
Investment Companies - 4.40%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	5,854,636	5,854,636

SECURITIES LENDING COLLATERAL - 0.72% (Cost $955,600)
Investment Companies - 0.72%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	955,600	955,600

TOTAL INVESTMENTS - 102.34% (Cost $91,897,365)		135,968,268
LIABILITIES, NET OF OTHER ASSETS - (2.34%)		(3,113,934)

TOTAL NET ASSETS - 100.00%		$132,854,334

Percentages are stated as a percent of net assets.

See accompanying notes

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2018.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2018, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$129,158,032	$-	$-	$129,158,032
Short-Term Investments	5,854,636	-	-	5,854,636
Securities Lending Collateral	955,600	-	-	955,600

Total Investments in Securities - Assets	$135,968,268	$-	$-	$135,968,268

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2018, there were no transfers between levels.

See accompanying notes

12

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 100.22%
Consumer Discretionary - 10.22%
Diversified Consumer Services - 2.13%
Bright Horizons Family Solutions, Inc.A	56,818	$5,824,982
Chegg, Inc.A	201,527	5,600,435

		11,425,417

Hotels, Restaurants & Leisure - 2.80%
Chuy’s Holdings, Inc.A	146,334	4,492,454
Potbelly Corp.A	248,276	3,215,174
Wingstop, Inc.	140,526	7,324,215

		15,031,843

Multiline Retail - 1.51%
Ollie’s Bargain Outlet Holdings, Inc.A	112,077	8,125,582

Specialty Retail - 3.12%
Aaron’s, Inc.	173,454	7,536,576
Boot Barn Holdings, Inc.A	229,744	4,767,188
Monro, Inc.B	76,044	4,418,157

		16,721,921

Textiles, Apparel & Luxury Goods - 0.66%
Canada Goose Holdings, Inc.A B	59,998	3,530,882

Total Consumer Discretionary		54,835,645

Consumer Staples - 2.92%
Beverages - 0.90%
MGP Ingredients, Inc.	54,558	4,845,296

Food Products - 1.58%
Calavo Growers, Inc.B	87,970	8,458,315

Personal Products - 0.44%
elf Beauty, Inc.A B	153,671	2,341,946

Total Consumer Staples		15,645,557

Energy - 2.61%
Energy Equipment & Services - 0.81%
Core Laboratories N.V.	23,885	3,014,526
RigNet, Inc.A	128,576	1,324,333

		4,338,859

Oil, Gas & Consumable Fuels - 1.80%
Callon Petroleum Co.A	198,209	2,128,765
Carrizo Oil & Gas, Inc.A	107,857	3,003,817
PDC Energy, Inc.A	47,174	2,851,668
Range Resources Corp.	102,089	1,707,949

		9,692,199

Total Energy		14,031,058

Financials - 7.95%
Banks - 2.68%
Allegiance Bancshares, Inc.A	49,625	2,151,244
Ameris Bancorp	77,578	4,138,786
East West Bancorp, Inc.	34,077	2,221,821
Hilltop Holdings, Inc.	35,793	789,952
SVB Financial GroupA	9,232	2,665,832

See accompanying notes

13

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 100.22% (continued)
Financials - 7.95% (continued)
Banks - 2.68% (continued)
Veritex Holdings, Inc.A	77,318	$2,402,270

		14,369,905

Capital Markets - 1.15%
MarketAxess Holdings, Inc.	31,233	6,179,761

Consumer Finance - 4.12%
EZCORP, Inc., Class AA	445,184	5,364,467
FirstCash, Inc.	65,059	5,845,551
Green Dot Corp., Class AA	82,799	6,076,619
PRA Group, Inc.A	124,165	4,786,561

		22,073,198

Total Financials		42,622,864

Health Care - 21.20%
Biotechnology - 3.15%
Ligand Pharmaceuticals, Inc.A	53,534	11,090,639
Repligen Corp.A	122,733	5,773,360

		16,863,999

Health Care Equipment & Supplies - 5.08%
ABIOMED, Inc.A	21,104	8,632,591
Neogen Corp.A	108,602	8,708,795
NuVasive, Inc.A	93,835	4,890,680
Penumbra, Inc.A	36,286	5,012,911

		27,244,977

Health Care Providers & Services - 2.60%
AAC Holdings, Inc.A B	132,026	1,237,084
Acadia Healthcare Co., Inc.A	140,136	5,732,964
HealthEquity, Inc.A	92,894	6,976,339

		13,946,387

Health Care Technology - 5.19%
athenahealth, Inc.A	31,088	4,947,344
HealthStream, Inc.	128,140	3,499,503
HMS Holdings Corp.A	222,642	4,813,520
Medidata Solutions, Inc.A	98,369	7,924,607
Omnicell, Inc.A	126,587	6,639,488

		27,824,462

Life Sciences Tools & Services - 3.78%
Bio-Techne Corp.	30,072	4,449,152
ICON PLCA	80,724	10,698,352
PRA Health Sciences, Inc.A	55,136	5,147,497

		20,295,001

Pharmaceuticals - 1.40%
Pacira Pharmaceuticals, Inc.A	138,275	4,431,714
Supernus Pharmaceuticals, Inc.A	51,657	3,091,671

		7,523,385

Total Health Care		113,698,211

See accompanying notes

14

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 100.22% (continued)
Industrials - 16.36%
Aerospace & Defense - 5.12%
Aerovironment, Inc.A	73,967	$5,283,463
Axon Enterprise, Inc.A	99,898	6,311,556
HEICO Corp., Class A	122,040	7,438,338
Kratos Defense & Security Solutions, Inc.A	361,696	4,163,121
Mercury Systems, Inc.A	111,937	4,260,322

		27,456,800

Air Freight & Logistics - 1.65%
Echo Global Logistics, Inc.A	158,636	4,640,103
Hub Group, Inc., Class AA	85,075	4,236,735

		8,876,838

Building Products - 1.48%
Trex Co., Inc.A	126,518	7,918,761

Machinery - 3.87%
Kornit Digital Ltd.A B	203,610	3,624,258
Lindsay Corp.	29,257	2,837,637
Proto Labs, Inc.A	68,741	8,176,742
RBC Bearings, Inc.A	47,630	6,135,220

		20,773,857

Professional Services - 1.43%
WageWorks, Inc.A	153,277	7,663,850

Trading Companies & Distributors - 2.81%
Beacon Roofing Supply, Inc.A	106,144	4,523,857
MSC Industrial Direct Co., Inc., Class A	50,848	4,314,453
SiteOne Landscape Supply, Inc.A	74,376	6,245,353

		15,083,663

Total Industrials		87,773,769

Information Technology - 37.38%
Electronic Equipment, Instruments & Components - 2.99%
Cognex Corp.	91,989	4,103,629
FLIR Systems, Inc.	124,794	6,485,544
National Instruments Corp.	79,572	3,340,433
nLight, Inc.A	63,610	2,102,947

		16,032,553

Internet Software & Services - 9.43%
2U, Inc.A	57,610	4,813,892
ANGI Homeservices, Inc., Class AA B	344,596	5,299,886
Envestnet, Inc.A	115,050	6,321,998
Five9, Inc.A	178,696	6,177,521
GrubHub, Inc.A	42,495	4,458,150
Mimecast Ltd.A	118,311	4,875,596
Q2 Holdings, Inc.A	119,012	6,789,635
Shopify, Inc., Class AA	10,405	1,517,985
SPS Commerce, Inc.A	42,647	3,133,702
Stamps.com, Inc.A	28,481	7,207,117

		50,595,482

IT Services - 2.92%
Euronet Worldwide, Inc.A	65,108	5,454,097
MAXIMUS, Inc.	41,541	2,580,112

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 100.22% (continued)
Information Technology - 37.38% (continued)
IT Services - 2.92% (continued)
WEX, Inc.A	40,203	$7,657,867

		15,692,076

Professional Services - 1.62%
CoStar Group, Inc.A	21,022	8,674,308

Semiconductors & Semiconductor Equipment - 5.31%
CyberOptics Corp.A B	68,221	1,187,045
Inphi Corp.A B	61,354	2,000,754
Integrated Device Technology, Inc.A	130,274	4,153,135
Power Integrations, Inc.	72,946	5,328,705
Rudolph Technologies, Inc.A	122,951	3,639,350
Semtech Corp.A	168,316	7,919,268
Silicon Laboratories, Inc.A	42,507	4,233,697

		28,461,954

Software - 15.11%
8x8, Inc.A	336,440	6,745,622
Aspen Technology, Inc.A	88,896	8,244,215
CyberArk Software Ltd.A	62,923	3,961,632
FireEye, Inc.A	198,966	3,062,087
Globant S.A.A	70,905	4,026,695
Guidewire Software, Inc.A	89,072	7,907,812
Manhattan Associates, Inc.A	104,342	4,905,117
Proofpoint, Inc.A	76,424	8,812,451
PROS Holdings, Inc.A	159,690	5,839,863
Qualys, Inc.A	84,605	7,132,202
Take-Two Interactive Software, Inc.A	60,768	7,192,501
Tyler Technologies, Inc.A	28,530	6,336,513
Ultimate Software Group, Inc.A	26,849	6,908,516

		81,075,226

Total Information Technology		200,531,599

Materials - 1.03%
Chemicals - 1.03%
Balchem Corp.	56,224	5,517,823

Telecommunication Services - 0.55%
Wireless Telecommunication Services - 0.55%
Boingo Wireless, Inc.A	129,667	2,929,178

Total Common Stocks (Cost $313,431,544)		537,585,704

SHORT-TERM INVESTMENTS - 0.74% (Cost $3,946,226)
Investment Companies - 0.74%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	3,946,226	3,946,226

SECURITIES LENDING COLLATERAL - 4.98% (Cost $26,734,007)
Investment Companies - 4.98%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	26,734,007	26,734,007

TOTAL INVESTMENTS - 105.94% (Cost $344,111,777)		568,265,937
LIABILITIES, NET OF OTHER ASSETS - (5.94%)		(31,847,902)

TOTAL NET ASSETS - 100.00%		$536,418,035

Percentages are stated as a percent of net assets.

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2018.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2018, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$537,585,704	$-	$-	$537,585,704
Short-Term Investments	3,946,226	-	-	3,946,226
Securities Lending Collateral	26,734,007	-	-	26,734,007

Total Investments in Securities - Assets	$568,265,937	$-	$-	$568,265,937

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2018, there were no transfers between levels.

See accompanying notes

17

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$129,158,032	$537,585,704
Investments in affiliated securities, at fair value‡	6,810,236	30,680,233
Dividends and interest receivable	13,427	16,275
Receivable for investments sold	-	1,194,780
Receivable for fund shares sold	135,785	645,002
Receivable for expense reimbursement (Note 2)	4,576	-
Prepaid expenses	61,421	56,189

Total assets	136,183,477	570,178,183

Liabilities:
Payable for investments purchased	2,238,111	667,831
Payable for fund shares redeemed	4,670	5,807,341
Cash due to custodian	23	24
Payable upon return of securities loaned (Note 8)§	955,600	26,734,007
Management and sub-advisory fees payable (Note 2)	92,918	439,772
Service fees payable (Note 2)	6,657	30,829
Transfer agent fees payable (Note 2)	5,107	23,914
Custody and fund accounting fees payable	4,407	14,240
Professional fees payable	21,543	27,335
Payable for prospectus and shareholder reports	52	14,746
Other liabilities	55	109

Total liabilities	3,329,143	33,760,148

Net assets	$132,854,334	$536,418,035

Analysis of net assets:
Paid-in-capital	$84,003,902	$254,602,180
(Overdistribution) of net investment income	(371,447)	(1,622,896)
Accumulated net realized gain	5,150,976	59,284,591
Unrealized appreciation of investments in unaffiliated securitiesA	44,070,903	224,154,160

Net assets	$132,854,334	$536,418,035

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,656,113	17,549,173

Y Class	286,531	3,449,357

Investor Class	728,981	2,664,695

A Class	710,145	390,097

C Class	90,153	60,995

Net assets:
Institutional Class	$92,754,405	$394,209,304

Y Class	$7,228,501	$77,053,562

Investor Class	$15,756,097	$55,854,522

A Class	$15,280,340	$8,099,994

C Class	$1,834,991	$1,200,653

Net asset value, offering and redemption price per share:
Institutional Class	$25.37	$22.46

Y Class	$25.23	$22.34

Investor Class	$21.61	$20.96

A Class	$21.52	$20.76

A Class (offering price)	$22.83	$22.03

C Class	$20.35	$19.68

† Cost of investments in unaffiliated securities	$85,087,129	$313,431,544
‡ Cost of investments in affiliated securities	$6,810,236	$30,680,233
§ Fair value of securities on loan	$925,392	$26,186,651
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2018 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$230,786	$1,196,010
Dividend income from affiliated securities (Note 7)	28,319	19,592
Income derived from securities lending (Note 8)	8,798	360,670

Total investment income	267,903	1,576,272

Expenses:
Management and sub-advisory fees (Note 2)	498,524	2,778,274
Transfer agent fees:
Institutional Class (Note 2)	25,718	90,841
Y Class (Note 2)	3,326	42,293
Investor Class	1,033	1,774
A Class	333	161
C Class	78	43
Custody and fund accounting fees	9,455	32,657
Professional fees	18,002	26,469
Registration fees and expenses	43,958	52,347
Service fees (Note 2):
Investor Class	19,087	92,710
A Class	5,886	1,385
C Class	673	394
Distribution fees (Note 2):
A Class	18,251	7,258
C Class	9,636	5,371
Prospectus and shareholder report expenses	5,401	27,713
Trustee fees (Note 2)	4,041	20,138
Other expenses	3,015	19,178

Total expenses	666,417	3,199,006

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(27,067)	162

Net expenses	639,350	3,199,168

Net investment (loss)	(371,447)	(1,622,896)

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	4,047,540	50,621,557
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	9,556,502	46,978,388

Net gain from investments	13,604,042	97,599,945

Net increase in net assets resulting from operations	$13,232,595	$95,977,049

† Foreign taxes	$1,394	$4,363
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

19

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(371,447)	$(383,965)	$(1,622,896)	$(4,974,499)
Net realized gain from investments in unaffiliated securities	4,047,540	7,127,682	50,621,557	35,805,473
Change in net unrealized appreciation of investments in unaffiliated securities	9,556,502	15,861,967	46,978,388	75,670,510

Net increase in net assets resulting from operations	13,232,595	22,605,684	95,977,049	106,501,484

Distributions to shareholders:
Net realized gain from investments:
Institutional Class	-	(2,690,238)	-	(14,512,324)
Y Class	-	(245,604)	-	(2,773,676)
Investor Class	-	(774,146)	-	(1,840,808)
A Class	-	(751,075)	-	(199,473)
C Class	-	(100,863)	-	(36,826)

Net distributions to shareholders	-	(4,561,926)	-	(19,363,107)

Capital share transactions (Note 10):
Proceeds from sales of shares	32,434,172	20,138,157	51,466,479	95,024,755
Reinvestment of dividends and distributions	-	4,482,386	-	19,039,862
Cost of shares redeemed	(9,852,736)	(26,940,208)	(184,988,731)	(217,450,885)

Net increase (decrease) in net assets from capital share transactions	22,581,436	(2,319,665)	(133,522,252)	(103,386,268)

Net increase (decrease) in net assets	35,814,031	15,724,093	(37,545,203)	(16,247,891)

Net assets:
Beginning of period	97,040,303	81,316,210	573,963,238	590,211,129

End of period*	$132,854,334	$97,040,303	$536,418,035	$573,963,238

*Includes (overdistribution of) net investment income	$(371,447)	$-	$(1,622,896)	$-

See accompanying notes

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of June 30, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Stephens Mid-Cap Growth Fund

First $100 million	0.50%
Over $100 million	0.45%

Stephens Small Cap Growth Fund

First $200 million	0.65%
Over $200 million	0.60%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2018 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$205,861
Sub-Advisor Fees	0.50%	292,663

Total	0.85%	$498,524

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,028,118
Sub-Advisor Fees	0.63%	1,750,156

Total	0.98%	$2,778,274

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2018, the Manager received securities lending fees of $954 and $35,818 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$27,704
Stephens Small Cap Growth	123,362

As of June 30, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$4,389
Stephens Small Cap Growth	19,785

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2018, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Stephens Mid-Cap Growth	$1,851	$706	$2,557
Stephens Small Cap Growth	1,267	18,196	19,463

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2018, the Stephens Small Cap Growth Fund borrowed on average $3,112,378 for 22 days at an average interest rate of 2.12% with interest charges of $3,956. These amounts are recorded as “Other expenses” in the Statements of Operations. For the period ended June 30, 2018, the Stephens Mid-Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2018, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
		1/1/2018 - 6/30/2018
Stephens Mid-Cap Growth	Institutional	0.99%	$27,013	$-	2021
Stephens Mid-Cap Growth	Y	1.09%	230	-	2021
Stephens Mid-Cap Growth	A	1.39%	-	(153)	2021
Stephens Mid-Cap Growth	C	2.14%	-	(23)	2021
Stephens Small Cap Growth	Investor	1.35%	-	(162)	2021

Of these amounts, $4,576 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2018 for the Stephens Mid-Cap Growth Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$-	$174	$-	2018
Stephens Mid-Cap Growth	-	54,783	-	2019
Stephens Mid-Cap Growth	-	47,661	-	2020
Stephens Small Cap Growth	(9,196)	53	-	2018

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $177 and $170 in sales commissions for American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund, respectively, from the sale of Class A Shares. During the period March 1, 2018 through June 30, 2018, RID collected $1,137 and $903 for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, Foreside collected CDSC fees of $209 for Class C Shares of the American Beacon Stephens Mid-Cap Growth Fund. During the period March 1, 2018 through June 30, 2018, there were no CDSC fees collected by RID for Class C Shares.

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Funds did not hold any Level 2 securities at the period ended June 30, 2018.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts,

28

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies.

Sector Risk

Sector risk is the risk associated with the Funds holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Funds is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2018.

Stephens Mid-Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$955,600	$-	$-	$-	$955,600

Total Borrowings	$955,600	$-	$-	$-	$955,600

Gross amount of recognized liabilities for securities lending transactions					$955,600

Stephens Small Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$26,734,007	$-	$-	$-	$26,734,007

Total Borrowings	$26,734,007	$-	$-	$-	$26,734,007

Gross amount of recognized liabilities for securities lending transactions					$26,734,007

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

As of June 30, 2018 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$92,554,926	$46,063,327	$(2,649,985)	$43,413,342
Stephens Small Cap Growth	348,894,524	225,268,205	(5,896,792)	219,371,413

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year ended December 31, 2017, the Funds did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$30,019,248	$11,371,373
Stephens Small Cap Growth	48,689,024	179,464,240

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2018 are as follows:

Fund	Type of Transaction	December 31, 2017 Shares/Fair Value	Purchases	Sales	June 30, 2018 Shares/Fair Value	Dividend Income
Stephens Mid-Cap Growth	Direct	$295,830	$33,132,318	$27,573,512	$5,854,636	$28,319
Stephens Mid-Cap Growth	Securities Lending	1,853,081	13,699,446	14,596,927	955,600	N/A
Stephens Small Cap Growth	Direct	1,257,376	53,172,401	50,483,551	3,946,226	19,592
Stephens Small Cap Growth	Securities Lending	48,083,424	91,829,440	113,178,857	26,734,007	N/A

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$925,392	$955,600	$-	$955,600
Stephens Small Cap Growth	26,186,651	26,734,007	-	26,734,007

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended June 30, 2018, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,216,671	$29,793,371	668,863	$13,919,732
Reinvestment of dividends	-	-	117,773	2,652,250
Shares redeemed	(274,357)	(6,610,125)	(830,684)	(17,481,948)

Net increase (decrease) in shares outstanding	942,314	$23,183,246	(44,048)	$(909,966)

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	75,213	$1,840,400	170,499	$3,611,313
Reinvestment of dividends	-	-	10,385	232,728
Shares redeemed	(41,130)	(1,024,069)	(66,224)	(1,391,934)

Net increase in shares outstanding	34,083	$816,331	114,660	$2,452,107

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	19,997	$411,009	67,121	$1,177,130
Reinvestment of dividends	-	-	39,069	750,512
Shares redeemed	(61,083)	(1,249,380)	(165,370)	(3,048,034)

Net (decrease) in shares outstanding	(41,086)	$(838,371)	(59,180)	$(1,120,392)

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	12,496	$259,520	56,836	$995,135
Reinvestment of dividends	-	-	39,072	747,844
Shares redeemed	(28,659)	(586,720)	(252,690)	(4,653,221)

Net (decrease) in shares outstanding	(16,163)	$(327,200)	(156,782)	$(2,910,242)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	6,681	$129,872	25,836	$434,847
Reinvestment of dividends	-	-	5,452	99,052
Shares redeemed	(19,365)	(382,442)	(20,605)	(365,071)

Net increase (decrease) in shares outstanding	(12,684)	$(252,570)	10,683	$168,828

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,710,960	$36,050,478	4,504,922	$79,205,971
Reinvestment of dividends	-	-	748,200	14,290,622
Shares redeemed	(6,968,420)	(147,481,356)	(9,812,486)	(177,676,084)

Net (decrease) in shares outstanding	(5,257,460)	$(111,430,878)	(4,559,364)	$(84,179,491)

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	341,279	$7,138,188	613,505	$10,869,740
Reinvestment of dividends	-	-	141,907	2,696,242
Shares redeemed	(1,232,290)	(26,106,199)	(1,364,123)	(24,219,003)

Net (decrease) in shares outstanding	(891,011)	$(18,968,011)	(608,711)	$(10,653,021)

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	286,122	$5,722,234	225,973	$3,803,038
Reinvestment of dividends	-	-	101,889	1,818,722
Shares redeemed	(539,402)	(10,568,791)	(681,438)	(11,357,320)

Net (decrease) in shares outstanding	(253,280)	$(4,846,557)	(353,576)	$(5,735,560)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	111,661	$2,368,673	68,302	$1,115,642
Reinvestment of dividends	-	-	11,268	199,210
Shares redeemed	(37,193)	(695,125)	(222,857)	(3,683,945)

Net increase (decrease) in shares outstanding	74,468	$1,673,548	(143,287)	$(2,369,093)

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	9,997	$186,906	1,859	$30,364
Reinvestment of dividends	-	-	2,084	35,066
Shares redeemed	(7,372)	(137,260)	(32,639)	(514,533)

Net increase (decrease) in shares outstanding	2,625	$49,646	(28,696)	$(449,103)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

35

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$22.45		$18.29	$18.11	$19.24	$19.76	$15.38

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)A	(0.07)	(0.26)	(0.13)	(0.04)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	2.98		5.26	1.49	(0.11)	0.72	5.12

Total income (loss) from investment operations	2.92		5.19	1.23	(0.24)	0.68	5.07

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.01)
Distributions from net realized gains	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.66)
Tax return of capitalB	-		-	-	-	-	(0.02)

Total distributions	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$25.37		$22.45	$18.29	$18.11	$19.24	$19.76

Total returnC	13.01	%D	28.38%	6.76%	(1.23)%	3.41%	33.14%

Ratios and supplemental data:
Net assets, end of period	$92,754,405		$60,933,913	$50,451,447	$76,666,136	$87,620,400	$63,235,775
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.06	%E	1.07%	1.09%	1.01%	1.05%	1.12%
Expenses, net of reimbursements or recoupmentsF	0.99	%E	0.99%	1.00%	0.99%	1.00%	0.99%
Net investment (loss), before expense reimbursements or recoupments	(0.60	)%E	(0.36)%	(0.60)%	(0.54)%	(0.53)%	(0.70)%
Net investment (loss), net of reimbursements or recoupments	(0.53	)%E	(0.28)%	(0.51)%	(0.53)%	(0.48)%	(0.58)%
Portfolio turnover rate	10	%D	24%	22%	19%	37%	25%

A	Per share amounts have been calculated using the average shares method.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

36

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$22.34		$18.22	$18.06	$19.22	$19.76	$15.38

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		0.12	(0.10)	(0.15)	(0.06)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	2.93		5.03	1.31	(0.12)	0.72	5.15

Total income (loss) from investment operations	2.89		5.15	1.21	(0.27)	0.66	5.07

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.01)
Distributions from net realized gains	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalA	-		-	-	-	-	(0.00	)B

Total distributions	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$25.23		$22.34	$18.22	$18.06	$19.22	$19.76

Total returnC	12.94	%D	28.27%	6.67%	(1.39)%	3.31%	33.14%

Ratios and supplemental data:
Net assets, end of period	$7,228,501		$5,639,207	$2,510,649	$2,479,918	$3,109,192	$1,672,420
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.10	%E	1.11%	1.12%	1.06%	1.10%	1.14%
Expenses, net of reimbursements or recoupmentsF	1.09	%E	1.09%	1.12%	1.09%	1.10%	1.09%
Net investment (loss), before expense reimbursements or recoupments	(0.64	)%E	(0.42)%	(0.63)%	(0.60)%	(0.57)%	(0.73)%
Net investment (loss), net of reimbursements or recoupments	(0.63	)%E	(0.40)%	(0.63)%	(0.63)%	(0.58)%	(0.68)%
Portfolio turnover rate	10	%D	24%	22%	19%	37%	25%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

37

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$19.15		$15.77	$15.80	$16.97	$17.64	$13.83

Income (loss) from investment operations:
Net investment (loss)	(0.17)		(0.21)	(0.27)	(0.32)	(0.36)	(0.08)
Net gains on investments (both realized and unrealized)	2.63		4.62	1.29	0.04	0.89	4.58

Total income (loss) from investment operations	2.46		4.41	1.02	(0.28)	0.53	4.50

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.01)
Distributions from net realized gains	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalA	-		-	-	-	-	(0.00	)B

Total distributions	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$21.61		$19.15	$15.77	$15.80	$16.97	$17.64

Total returnC	12.85	%D	27.97%	6.42%	(1.63)%	2.97%	32.71%

Ratios and supplemental data:
Net assets, end of period	$15,756,097		$14,749,984	$13,078,292	$14,814,940	$19,551,562	$31,912,432
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.26	%E	1.29%	1.38%	1.32%	1.27%	1.38%
Expenses, net of reimbursements or recoupmentsF	1.26	%E	1.29%	1.38%	1.35%	1.38%	1.37%
Net investment (loss), before expense reimbursements or recoupments	(0.80	)%E	(0.58)%	(0.89)%	(0.85)%	(0.77)%	(0.98)%
Net investment (loss), net of reimbursements or recoupments	(0.80	)%E	(0.58)%	(0.89)%	(0.89)%	(0.88)%	(0.97)%
Portfolio turnover rate	10	%D	24%	22%	19%	37%	25%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

38

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$19.08		$15.72	$15.77	$16.94	$17.61	$13.38

Income (loss) from investment operations:
Net investment (loss)	(0.11)		(0.28)	(0.14)	(0.20)	(0.19)	(0.10)
Net gains (losses) on investments (both realized and unrealized)	2.55		4.67	1.14	(0.08)	0.72	4.57

Total income (loss) from investment operations	2.44		4.39	1.00	(0.28)	0.53	4.47

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.01)
Distributions from net realized gains	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalA	-		-	-	-	-	(0.00	)B

Total distributions	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.69)

Net asset value, end of period	$21.52		$19.08	$15.72	$15.77	$16.94	$17.61

Total returnC	12.79	%D	27.93%	6.30%	(1.63)%	2.97%	32.49%

Ratios and supplemental data:
Net assets, end of period	$15,280,340		$13,854,727	$13,886,296	$13,907,563	$16,505,844	$18,395,962
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.33	%E	1.39%	1.42%	1.36%	1.45%	1.57%
Expenses, net of reimbursements or recoupmentsF	1.33	%E	1.39%	1.41%	1.39%	1.45%	1.49%
Net investment (loss), before expense reimbursements or recoupments	(0.87	)%E	(0.67)%	(0.92)%	(0.90)%	(0.94)%	(1.16)%
Net investment (loss), net of reimbursements or recoupments	(0.87	)%E	(0.67)%	(0.92)%	(0.93)%	(0.94)%	(1.09)%
Portfolio turnover rate	10	%D	24%	22%	19%	37%	25%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

39

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$18.11		$15.08	$15.28	$16.57	$17.38	$13.75

Income (loss) from investment operations:
Net investment (loss)	(0.36)		(0.11)	(0.60)	(0.17)	(0.27)	(0.16)
Net gains (losses) on investments (both realized and unrealized)	2.60		4.17	1.45	(0.23)	0.66	4.47

Total income (loss) from investment operations	2.24		4.06	0.85	(0.40)	0.39	4.31

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.00	)A
Distributions from net realized gains	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.68)
Tax return of capitalB	-		-	-	-	-	(0.00	)A

Total distributions	-		(1.03)	(1.05)	(0.89)	(1.20)	(0.68)

Net asset value, end of period	$20.35		$18.11	$15.08	$15.28	$16.57	$17.38

Total returnC	12.37	%D	26.93%	5.52%	(2.39)%	2.21%	31.35%

Ratios and supplemental data:
Net assets, end of period	$1,834,991		$1,862,472	$1,389,526	$2,123,334	$1,901,906	$1,625,535
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.07	%E	2.11%	2.19%	2.11%	2.22%	2.28%
Expenses, net of reimbursements or recoupmentsF	2.07	%E	2.11%	2.18%	2.14%	2.20%	2.24%
Net investment (loss), before expense reimbursements or recoupments	(1.62	)%E	(1.40)%	(1.70)%	(1.65)%	(1.69)%	(1.87)%
Net investment (loss), net of reimbursements or recoupments	(1.62	)%E	(1.39)%	(1.69)%	(1.68)%	(1.68)%	(1.84)%
Portfolio turnover rate	10	%D	24%	22%	19%	37%	25%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

40

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016		2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$19.01		$16.45	$15.08		$16.57	$17.83	$12.99

Income (loss) from investment operations:
Net investment income (loss)	(0.24)		(0.23)	0.00	A	(0.13)	(0.07)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	3.69		3.44	1.51		(0.65)	(0.49)	5.60

Total income (loss) from investment operations	3.45		3.21	1.51		(0.78)	(0.56)	5.55

Less distributions:
Dividends from net investment income	-		-	-		-	-	(0.00	)A
Distributions from net realized gains	-		(0.65)	(0.14)		(0.71)	(0.70)	(0.67)
Tax return of capitalB	-		-	-		-	-	(0.04)

Total distributions	-		(0.65)	(0.14)		(0.71)	(0.70)	(0.71)

Net asset value, end of period	$22.46		$19.01	$16.45		$15.08	$16.57	$17.83

Total returnC	18.15	%D	19.52%	9.98%		(4.69)%	(3.14)%	42.93%

Ratios and supplemental data:
Net assets, end of period	$394,209,304		$433,520,624	$450,286,537		$300,919,215	$359,958,471	$317,341,400
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.09	%E	1.08%	1.09%		1.08%	1.08%	1.11%
Expenses, net of reimbursements or recoupmentsF	1.09	%E	1.08%	1.09%		1.08%	1.10%	1.09%
Net investment (loss), before expense reimbursements or recoupments	(0.53	)%E	(0.79)%	(0.78)%		(0.67)%	(0.59)%	(0.73)%
Net investment (loss), net of reimbursements or recoupments	(0.53	)%E	(0.79)%	(0.78)%		(0.67)%	(0.61)%	(0.71)%
Portfolio turnover rate	9	%D	22%	40%		25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

41

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$18.91		$16.38	$15.02	$16.54	$17.81	$12.98

Income (loss) from investment operations:
Net investment (loss)	(0.36)		(0.28)	(0.52)	(0.14)	(0.12)	(0.04)
Net gains (losses) on investments (both realized and unrealized)	3.79		3.46	2.02	(0.67)	(0.45)	5.58

Total income (loss) from investment operations	3.43		3.18	1.50	(0.81)	(0.57)	5.54

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.00	)A
Distributions from net realized gains	-		(0.65)	(0.14)	(0.71)	(0.70)	(0.68)
Tax return of capitalB	-		-	-	-	-	(0.03)

Total distributions	-		(0.65)	(0.14)	(0.71)	(0.70)	(0.71)

Net asset value, end of period	$22.34		$18.91	$16.38	$15.02	$16.54	$17.81

Total returnC	18.14	%D	19.42%	9.96%	(4.88)%	(3.20)%	42.88%

Ratios and supplemental data:
Net assets, end of period	$77,053,562		$82,072,563	$81,069,652	$142,980,166	$171,901,004	$208,196,284
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.15	%E	1.14%	1.15%	1.14%	1.16%	1.19%
Expenses, net of reimbursements or recoupmentsF	1.15	%E	1.14%	1.15%	1.14%	1.16%	1.19%
Net investment (loss), before expense reimbursements or recoupments	(0.59	)%E	(0.85)%	(0.81)%	(0.74)%	(0.67)%	(0.79)%
Net investment (loss), net of reimbursements or recoupments	(0.59	)%E	(0.85)%	(0.81)%	(0.74)%	(0.69)%	(0.78)%
Portfolio turnover rate	9	%D	22%	40%	25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

42

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$17.77		$15.45	$14.20	$15.71	$16.98	$12.42

Income (loss) from investment operations:
Net investment (loss)	(0.27)		(0.37)	(0.41)	(0.82)	(0.16)	(0.04)
Net gains (losses) on investments (both realized and unrealized)	3.46		3.34	1.80	0.02	(0.41)	5.31

Total income (loss) from investment operations	3.19		2.97	1.39	(0.80)	(0.57)	5.27

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.00	)A
Distributions from net realized gains	-		(0.65)	(0.14)	(0.71)	(0.70)	(0.69)
Tax return of capitalB	-		-	-	-	-	(0.02)

Total distributions	-		(0.65)	(0.14)	(0.71)	(0.70)	(0.71)

Net asset value, end of period	$20.96		$17.77	$15.45	$14.20	$15.71	$16.98

Total returnC	17.95	%D	19.23%	9.76%	(5.08)%	(3.35)%	42.62%

Ratios and supplemental data:
Net assets, end of period	$55,854,522		$51,839,469	$50,544,287	$55,921,959	$147,227,308	$169,799,314
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.41	%E	1.29%	1.35%	1.40%	1.31%	1.39%
Expenses, net of reimbursements or recoupmentsF	1.41	%E	1.31%	1.35%	1.39%	1.37%	1.35%
Net investment (loss), before expense reimbursements or recoupments	(0.84	)%E	(1.01)%	(1.02)%	(1.01)%	(0.81)%	(1.01)%
Net investment (loss), net of reimbursements or recoupments	(0.84	)%E	(1.03)%	(1.02)%	(1.00)%	(0.88)%	(0.96)%
Portfolio turnover rate	9	%D	22%	40%	25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

43

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016		2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$17.59		$15.32	$14.10		$15.61	$16.91	$12.40

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)A	(0.62)	(0.31)		(0.19)	(0.18)	(0.10)
Net gains (losses) on investments (both realized and unrealized)	3.25		3.54	1.67		(0.61)	(0.42)	5.32

Total income (loss) from investment operations	3.17		2.92	1.36		(0.80)	(0.60)	5.22

Less distributions:
Dividends from net investment income	-		-	(0.00	)B	-	-	(0.00	)A
Distributions from net realized gains	-		(0.65)	(0.14)		(0.71)	(0.70)	(0.71)
Tax return of capitalC	-		-	-		-	-	(0.00)

Total distributions	-		(0.65)	(0.14)		(0.71)	(0.70)	(0.71)

Net asset value, end of period	$20.76		$17.59	$15.32		$14.10	$15.61	$16.91

Total returnD	18.02	%E	19.06%	9.61%		(5.11)%	(3.54)%	42.28%

Ratios and supplemental data:
Net assets, end of period	$8,099,994		$5,553,261	$7,029,682		$8,197,136	$9,701,510	$10,941,646
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.35	%F	1.40%	1.46%		1.44%	1.51%	1.57%
Expenses, net of reimbursements or recoupmentsG	1.35	%F	1.40%	1.46%		1.48%	1.52%	1.59%
Net investment (loss), before expense reimbursements or recoupments	(0.82	)%F	(1.11)%	(1.14)%		(1.03)%	(1.02)%	(1.18)%
Net investment (loss), net of reimbursements or recoupments	(0.82	)%F	(1.11)%	(1.14)%		(1.08)%	(1.03)%	(1.20)%
Portfolio turnover rate	9	%E	22%	40%		25%	46%	39%

A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

44

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,

	2018		2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$16.74		$14.71	$13.65	$15.26	$16.66	$12.32

Income (loss) from investment operations:
Net investment (loss)	(0.02)		(1.25)	(1.08)	(0.31)	(0.24)	(0.13)
Net gains (losses) on investments (both realized and unrealized)	2.96		3.93	2.28	(0.59)	(0.46)	5.18

Total income (loss) from investment operations	2.94		2.68	1.20	(0.90)	(0.70)	5.05

Less distributions:
Dividends from net investment income	-		-	-	-	-	(0.00	)A
Distributions from net realized gains	-		(0.65)	(0.14)	(0.71)	(0.70)	(0.71)
Tax return of capitalB	-		-	0.00	-	-	-

Total distributions	-		(0.65)	(0.14)	(0.71)	(0.70)	(0.71)

Net asset value, end of period	$19.68		$16.74	$14.71	$13.65	$15.26	$16.66

Total returnC	17.56	%D	18.22%	8.76%	(5.89)%	(4.20)%	41.17%

Ratios and supplemental data:
Net assets, end of period	$1,200,653		$977,321	$1,280,971	$2,348,424	$2,771,316	$2,446,766
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.13	%E	2.14%	2.23%	2.19%	2.26%	2.33%
Expenses, net of reimbursements or recoupmentsF	2.13	%E	2.14%	2.23%	2.26%	2.27%	2.34%
Net investment (loss), before expense reimbursements or recoupments	(1.60	)%E	(1.86)%	(1.91)%	(1.79)%	(1.76)%	(1.93)%
Net investment (loss), net of reimbursements or recoupments	(1.60	)%E	(1.86)%	(1.91)%	(1.85)%	(1.77)%	(1.94)%
Portfolio turnover rate	9	%D	22%	40%	25%	46%	39%

A	Amount represents less than $0.01 per share.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Stephens Mid-Cap Growth Fund (“MCG Fund”) and the American Beacon Stephens Small Cap Growth Fund (“SCG Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Stephens Investment Management Group, LLC (the “subadvisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

46

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreement for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by the subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered

47

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor and each Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to the SCG Fund and sustaining a loss with respect to the MCG Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the MCG Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that the Manager has negotiated the lowest fee rate that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisor may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

48

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Funds.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

49

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the MCG Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Trustees also considered: (1) that the MCG Fund’s expenses are in-line with its Broadridge expense group and below the median of its Broadridge expense universe; (2) that, at its June 6, 2018 meeting, the Board approved proposals by the subadvisor to lower its contractual investment advisory fee rate and the Manager to waive a portion of its management fee; (3) the subadvisor’s representation that its investment process focuses on higher-quality companies, which may cause the MCG Fund to underperform its benchmark index, Broadridge performance universe and Morningstar category in markets that favor lower-quality companies; (4) the subadvisor’s longer-term performance, consistent process and consistent team; (5) information provided by the subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the MCG Fund; and (6) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the MCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the MCG Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the SCG Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge Fund Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Trustees also considered: (1) that the SCG Fund’s expenses are in-line with its Broadridge expense group and above the median of its Broadridge expense universe; (2) the subadvisor’s representation that its investment process focuses on higher-quality companies, which may cause the SCG Fund to underperform its benchmark index, Broadridge performance universe and Morningstar category in markets that favor lower-quality companies; (3) the subadvisor’s longer-term performance, consistent process and consistent team; (4) information provided by the

50

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the SCG Fund; and (5) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the SCG Fund.

51

This page intentionally left blank.

52

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/18

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

June 30, 2018

BAHL & GAYNOR SMALL CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals: Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Investor Class of the Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 6.76% for the six-month period ended June 30, 2018. The Fund lagged the Russell 2000 Growth Index (the “Index”) return of 9.70% for the period.

Total Returns for the Period Ended June 30, 2018
	Ticker	6 Months*	1 Year	3 Years	Since Inception (07/15/2014)
Institutional Class (1,5)	GBSIX	6.96%	14.99%	13.25%	12.48%
Y Class (1,5)	GBSYX	6.84%	14.89%	13.14%	12.37%
Investor Class (1,5)	GBSPX	6.76%	14.55%	12.82%	12.06%
A without Sales Charge (1,2,5)	GBSAX	6.69%	14.54%	12.83%	12.04%
A with Sales Charge (1,2,5)	GBSAX	0.55%	7.98%	10.64%	10.37%
C without Sales Charge (1,3,5)	GBSCX	6.33%	13.64%	11.94%	11.19%
C with Sales Charge (1,3,5)	GBSCX	5.33%	12.64%	11.94%	11.19%

Russell 2000 Growth Index (4)		9.70%	21.86%	10.60%	12.27%
S&P 500 Index (4)		2.65%	14.37%	11.93%	10.69%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (‘‘SPDJI’’), and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (‘‘S&P’’). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (‘‘Dow Jones’’). The American Beacon Bahl & Gaynor Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 and Russell 2000 Growth Indexes are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.32%, 1.38%, 1.57%, 1.69%, and 2.44%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due primarily to security selection, with sector allocation detracting modestly from returns.

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Information Technology and Health Care sectors. Within Information Technology, Synnex Corp. was down 25.0%, NIC Inc. was down 19.9%, while Monotype Imaging and CSG Systems were down 15.3% and 7.4%, respectively. The Fund did not hold Grubhub (up 49.3%) or Etsy Inc. (up 106.3%), which further decreased relative returns. In Health Care, Cantel Medical was down 4.5% and Patterson Cos. was down 36.7%.

The aforementioned performance was somewhat offset by the Fund’s holdings in the Industrials sector, with MSA Safety up 25.4% and Barrett Business Services up 33.6%. Positions in Financials were also additive to relative returns, with MainSource Financial up 12.3% and Evercore up 18.4% for the period.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2018 (Unaudited)

From a sector allocation perspective, the Fund’s relative performance was hurt by a sizeable underweight to Health Care, which was the second top performing sector in the Index. An overweight to Financials also served as a detractor. Partially offsetting this underperformance was an overweight to Consumer Staples and a slight underweight to Energy.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in high-quality, smaller capitalization, dividend-paying stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Texas Roadhouse, Inc.		3.1
Monolithic Power Systems, Inc.		2.9
Pool Corp.		2.9
Cantel Medical Corp.		2.9
Evercore, Inc.		2.7
PolyOne Corp.		2.4
First Financial Bancorp		2.3
Calavo Growers, Inc.		2.1
RE/MAX Holdings, Inc.		2.1
Blackbaud, Inc.		2.0

Total Fund Holdings	70

Sector Allocation (% Equities)
Information Technology		21.1
Health Care		18.2
Industrials		17.9
Consumer Discretionary		15.1
Financials		10.8
Consumer Staples		6.5
Materials		4.4
Real Estate		3.7
Utilities		1.2
Energy		1.1

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Example is intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2018 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund
	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period 1/1/2018-6/30/2018*
Institutional Class
Actual	$1,000.00	$1,069.60	$5.03
Hypothetical**	$1,000.00	$1,019.90	$4.91
Y Class
Actual	$1,000.00	$1,068.40	$5.54
Hypothetical**	$1,000.00	$1,019.40	$5.41
Investor Class
Actual	$1,000.00	$1,067.60	$6.97
Hypothetical**	$1,000.00	$1,018.10	$6.81
A Class
Actual	$1,000.00	$1,066.90	$7.07
Hypothetical**	$1,000.00	$1,018.00	$6.90
C Class
Actual	$1,000.00	$1,063.30	$10.90
Hypothetical**	$1,000.00	$1,014.20	$10.64

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.40%
Consumer Discretionary - 14.97%
Auto Components - 1.07%
LCI Industries	5,607	$505,471

Distributors - 2.86%
Pool Corp.	8,914	1,350,471

Hotels, Restaurants & Leisure - 4.47%
Marriott Vacations Worldwide Corp.	5,762	650,875
Texas Roadhouse, Inc.	22,298	1,460,742

		2,111,617

Household Durables - 1.00%
Flexsteel Industries, Inc.	5,025	200,498
Hooker Furniture Corp.	5,830	273,427

		473,925

Leisure Products - 1.82%
Brunswick Corp.	13,377	862,549

Media - 2.04%
Cinemark Holdings, Inc.	5,022	176,172
Nexstar Media Group, Inc., Class A	10,735	787,949

		964,121

Specialty Retail - 0.51%
Winmark Corp.	1,621	240,637

Textiles, Apparel & Luxury Goods - 1.20%
Columbia Sportswear Co.	3,790	346,671
Superior Group of Companies, Inc.	10,712	221,846

		568,517

Total Consumer Discretionary		7,077,308

Consumer Staples - 6.45%
Food & Staples Retailing - 1.23%
PriceSmart, Inc.	6,426	581,553

Food Products - 3.26%
Calavo Growers, Inc.A	10,546	1,013,998
J&J Snack Foods Corp.	3,462	527,851

		1,541,849

Personal Products - 1.96%
Inter Parfums, Inc.	17,330	927,155

Total Consumer Staples		3,050,557

Energy - 1.06%
Oil, Gas & Consumable Fuels - 1.06%
GasLog Ltd.	26,258	501,528

Financials - 10.78%
Banks - 6.41%
Chemical Financial Corp.	4,121	229,416
First Financial Bancorp	36,194	1,109,346
First Interstate BancSystem, Inc., Class A	21,652	913,714

See accompanying notes

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.40% (continued)
Financials - 10.78% (continued)
Banks - 6.41% (continued)
Glacier Bancorp, Inc.	7,404	$286,387
S&T Bancorp, Inc.	11,380	492,071

		3,030,934

Capital Markets - 2.69%
Evercore, Inc., Class A	12,046	1,270,251

Insurance - 1.68%
Horace Mann Educators Corp.	17,843	795,798

Total Financials		5,096,983

Health Care - 18.13%
Health Care Equipment & Supplies - 6.64%
Atrion Corp.	645	386,613
Cantel Medical Corp.	13,716	1,349,106
Globus Medical, Inc., Class AB	10,380	523,775
LeMaitre Vascular, Inc.	26,290	880,189

		3,139,683

Health Care Providers & Services - 4.00%
Chemed Corp.	2,800	901,068
Patterson Cos., Inc.	9,564	216,816
US Physical Therapy, Inc.	8,082	775,872

		1,893,756

Health Care Technology - 4.50%
Medidata Solutions, Inc.B	11,383	917,015
Omnicell, Inc.B	12,172	638,421
Simulations Plus, Inc.	25,772	573,427

		2,128,863

Life Sciences Tools & Services - 1.39%
Bio-Techne Corp.	4,443	657,342

Pharmaceuticals - 1.60%
Phibro Animal Health Corp., Class A	16,425	756,371

Total Health Care		8,576,015

Industrials - 17.75%
Building Products - 3.54%
AAON, Inc.	9,235	307,064
Simpson Manufacturing Co., Inc.	13,216	821,903
Universal Forest Products, Inc.	14,886	545,125

		1,674,092

Commercial Services & Supplies - 6.91%
Healthcare Services Group, Inc.A	22,130	955,795
Matthews International Corp., Class A	11,065	650,622
MSA Safety, Inc.	8,413	810,509
Ritchie Bros Auctioneers, Inc.	24,945	851,123

		3,268,049

Construction & Engineering - 1.31%
Valmont Industries, Inc.	4,121	621,241

See accompanying notes

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.40% (continued)
Industrials - 17.75% (continued)
Industrial Conglomerates - 1.57%
Raven Industries, Inc.	19,327	$743,123

Machinery - 1.35%
Hyster-Yale Materials Handling, Inc.	4,781	307,179
John Bean Technologies Corp.	3,725	331,153

		638,332

Professional Services - 1.35%
Barrett Business Services, Inc.	6,590	636,396

Trading Companies & Distributors - 1.72%
Applied Industrial Technologies, Inc.	11,556	810,653

Total Industrials		8,391,886

Information Technology - 21.00%
Electronic Equipment, Instruments & Components - 4.89%
Littelfuse, Inc.	3,305	754,135
Mesa Laboratories, Inc.	3,790	799,993
SYNNEX Corp.	7,872	759,727

		2,313,855

IT Services - 2.45%
CSG Systems International, Inc.	14,541	594,291
Hackett Group, Inc.	35,005	562,530

		1,156,821

Professional Services - 0.66%
Forrester Research, Inc.	7,404	310,598

Semiconductors & Semiconductor Equipment - 8.28%
Brooks Automation, Inc.	11,305	368,769
Cabot Microelectronics Corp.	7,252	780,025
Monolithic Power Systems, Inc.	10,417	1,392,441
NVE Corp.	2,649	322,595
Power Integrations, Inc.	3,305	241,430
Silicon Motion Technology Corp., ADRA	15,370	812,919

		3,918,179

Software - 4.72%
Blackbaud, Inc.	9,402	963,235
Monotype Imaging Holdings, Inc.	21,804	442,621
Pegasystems, Inc.	15,048	824,630

		2,230,486

Total Information Technology		9,929,939

Materials - 4.37%
Chemicals - 4.37%
Balchem Corp.	4,444	436,134
PolyOne Corp.	26,420	1,141,872
Stepan Co.	6,260	488,343

		2,066,349

Total Materials		2,066,349

Real Estate - 3.69%
Equity Real Estate Investment Trusts (REITs) - 1.58%
CoreSite Realty Corp.	6,754	748,478

See accompanying notes

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.40% (continued)
Real Estate - 3.69% (continued)
Real Estate Management & Development - 2.11%
RE/MAX Holdings, Inc., Class A	19,006	$996,865

Total Real Estate		1,745,343

Utilities - 1.20%
Gas Utilities - 1.20%
ONE Gas, Inc.	7,571	565,857

Total Common Stocks (Cost $39,304,351)		47,001,765

SHORT-TERM INVESTMENTS - 0.45% (Cost $211,410)
Investment Companies - 0.45%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	211,410	211,410

SECURITIES LENDING COLLATERAL - 2.84% (Cost $1,344,150)
Investment Companies - 2.84%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%C D	1,344,150	1,344,150

TOTAL INVESTMENTS - 102.69% (Cost $40,859,911)		48,557,325
LIABILITIES, NET OF OTHER ASSETS - (2.69%)		(1,271,153)

TOTAL NET ASSETS - 100.00%		$47,286,172

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan at June 30, 2018.

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depository Receipt.

Futures Contracts Open on June 30, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	2	September 2018	$168,079	$164,750	$(3,329)

			$168,079	$164,750	$(3,329)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2018, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$47,001,765	$-	$-	$47,001,765
Short-Term Investments	211,410	-	-	211,410
Securities Lending Collateral	1,344,150	-	-	1,344,150

Total Investments in Securities - Assets	$48,557,325	$-	$-	$48,557,325

Financial Derivative Instruments - Liabilities
Futures Contracts	$(3,329)	$-	$-	$(3,329)

Total Financial Derivative Instruments - Liabilities	$(3,329)	$-	$-	$(3,329)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2018, there were no transfers between levels.

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†§	$47,001,765
Investments in affiliated securities, at fair value‡	1,555,560
Deposit with brokers for futures contracts	9,305
Dividends and interest receivable	36,496
Receivable for fund shares sold	19,016
Receivable for expense reimbursement (Note 2)	4,374
Prepaid expenses	64,299

Total assets	48,690,815

Liabilities:
Payable for fund shares redeemed	387
Payable for variation margin from open futures contracts (Note 5)	3,341
Cash due to custodian	23
Management and sub-advisory fees payable (Note 2)	34,430
Service fees payable (Note 2)	2,597
Transfer agent fees payable (Note 2)	2,249
Payable upon return of securities loaned (Note 9)§	1,344,150
Custody and fund accounting fees payable	5,146
Professional fees payable	12,075
Other liabilities	245

Total liabilities	1,404,643

Net assets	$47,286,172

Analysis of net assets:
Paid-in-capital	$38,863,271
Undistributed net investment income	74,209
Accumulated net realized gain	654,607
Unrealized appreciation of investments in unaffiliated securitiesA	7,697,414
Unrealized (depreciation) of futures contracts	(3,329)

Net assets	$47,286,172

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,200,164

Y Class	1,210,501

Investor Class	501,074

A Class	255,817

C Class	23,347

Net assets:
Institutional Class	$17,882,901

Y Class	$17,964,589

Investor Class	$7,353,843

A Class	$3,751,663

C Class	$333,176

Net asset value, offering and redemption price per share:
Institutional Class	$14.90

Y Class	$14.84

Investor Class	$14.68

A Class	$14.67

A Class (offering price)	$15.56

C Class	$14.27

† Cost of investments in unaffiliated securities	$39,304,351
‡ Cost of investments in affiliated securities	$1,555,560
§ Fair value of securities on loan	$1,324,017

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the period ended June 30, 2018 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$321,756
Dividend income from affiliated securities (Note 8)	3,309
Income derived from securities lending (Note 9)	1,937

Total investment income	327,002

Expenses:
Management and sub-advisory fees (Note 2)	194,890
Transfer agent fees:
Institutional Class (Note 2)	3,433
Y Class (Note 2)	7,987
Investor Class	724
A Class	150
C Class	35
Custody and fund accounting fees	8,023
Professional fees	15,461
Registration fees and expenses	32,943
Service fees (Note 2):
Investor Class	8,682
A Class	2,404
C Class	183
Distribution fees (Note 2):
A Class	4,895
C Class	2,207
Prospectus and shareholder report expenses	6,026
Trustee fees (Note 2)	1,575
Other expenses	2,769

Total expenses	292,387

Net fees waived and expenses (reimbursed) (Note 2)	(39,554)

Net expenses	252,833

Net investment income	74,169

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	649,529
Futures contracts	26,449
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	2,245,470
Futures contracts	1,348

Net gain from investments	2,922,796

Net increase in net assets resulting from operations	$2,996,965

† Foreign taxes	$1,278

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
	(unaudited)
Increase in net assets:
Operations:
Net investment income	$74,169	$121,119
Net realized gain from investments in unaffiliated securities and futures contracts	675,978	1,635,315
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	2,246,818	2,515,880

Net increase in net assets resulting from operations	2,996,965	4,272,314

Distributions to shareholders:
Net investment income:
Institutional Class	-	(52,087)
Y Class	-	(48,628)
Investor Class	-	(10,982)
A Class	-	(9,279)
Net realized gain from investments:
Institutional Class	-	(615,487)
Y Class	-	(574,620)
Investor Class	-	(163,276)
A Class	-	(149,011)
C Class	-	(20,233)

Net distributions to shareholders	-	(1,643,603)

Capital share transactions (Note 10):
Proceeds from sales of shares	12,305,417	23,004,549
Reinvestment of dividends and distributions	-	1,597,617
Cost of shares redeemed	(8,448,736)	(7,548,368)

Net increase in net assets from capital share transactions	3,856,681	17,053,798

Net increase in net assets	6,853,646	19,682,509

Net assets:
Beginning of period	40,432,526	20,750,017

End of period*	$47,286,172	$40,432,526

*Includes undistributed net investment income	$74,209	$40

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of June 30, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$79,148
Sub-Advisor Fees	0.53%	115,742

Total	0.88%	$194,890

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the period ended June 30, 2018, the Manager received securities lending fees of $221 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the the Trust’s Board of Trustees (the “Board”) approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$10,807

As of June 30, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$1,817

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2018, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Bahl & Gaynor Small Cap Growth	$225	$480	$705

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2018, the Fund borrowed on average $2,156,790 for 2 days at an average interest rate of 2.06% with interest charges of $243. These amounts are recorded as “Other expenses” in the Statement of Operations.

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended June 30, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of
Fund	Class	1/1/2018 - 6/30/2018	Reimbursed Expenses	(Recouped) Expenses	Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	Institutional	0.98%	$19,330	$-	2021
Bahl & Gaynor Small Cap Growth	Y	1.08%	14,370	-	2021
Bahl & Gaynor Small Cap Growth	Investor	1.36%	2,441	-	2021
Bahl & Gaynor Small Cap Growth	A	1.38%	3,130	-	2021
Bahl & Gaynor Small Cap Growth	C	2.13%	283	-	2021

Of these amounts, $4,374 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at June 30, 2018.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$-	$123,829	$-	2018
Bahl & Gaynor Small Cap Growth	-	99,554	-	2019
Bahl & Gaynor Small Cap Growth	-	98,429	-	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28,

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Fund’s Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $229 for the Fund from the sale of Class A Shares. During the period March 1, 2018 through June 30, 2018, RID collected $1,811 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2018, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, Foreside did not collect CDSC fees for Class C Shares of the Fund. During the period March 1, 2018 through June 30, 2018, RID collected $70 for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and exchanged-traded funds (“ETFs”), are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund did not hold any Level 2 securities at the period ended June 30, 2018.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

20

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2018, the Fund entered into future contracts primarily for exposing cash to markets.

21

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding

Fund	Period Ended June 30, 2018
Bahl & Gaynor Small Cap Growth	5

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(3,329)	$(3,329)

The effect of financial derivative instruments on the Statement of Operations as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$26,449	$26,449

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,348	$1,348
(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2018.

Offsetting of Financial and Derivative Assets as of June 30, 2018:
	Assets	Liabilities
Futures Contracts	$-	$3,329

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$3,329

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(3,329)

22

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,344,150	$-	$-	$-	$1,344,150

Total Borrowings	$1,344,150	$-	$-	$-	$1,344,150

Gross amount of recognized liabilities for securities lending transactions					$1,344,150

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the

23

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2018 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$41,194,409	$7,964,775	$(601,859)	$7,362,916

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended December 31, 2017, the Fund did not have any capital loss carryforwards.

The Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the Fund’s fiscal year end, December 31, 2017. For the period ended December 31, 2017, Bahl & Gaynor Small Cap Growth Fund deferred $50,439 of short-term capital losses to January 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$13,000,710	$8,650,154

25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

A summary of the Fund’s transactions in the USG Select Fund for the period ended June 30, 2018 were as follows:

Fund	Type of Transaction	December 31, 2017 Shares/Fair Value	Purchases	Sales	June 30, 2018 Shares/Fair Value	Dividend Income
Bahl & Gaynor Small Cap Growth	Direct	$646,632	$14,139,263	$14,574,485	$211,410	$3,309
Bahl & Gaynor Small Cap Growth	Securities Lending	1,288,716	7,418,300	7,362,866	1,344,150	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bahl & Gaynor Small Cap Growth	$1,324,017	$1,344,150	$-	$1,344,150

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended June 30, 2018, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	172,545	$2,435,614	587,631	$7,935,906
Reinvestment of dividends	-	-	47,615	667,574
Shares redeemed	(156,474)	(2,310,465)	(43,420)	(610,922)

Net increase in shares outstanding	16,071	$125,149	591,826	$7,992,558

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	362,960	$5,223,461	718,311	$9,452,536
Reinvestment of dividends	-	-	41,376	578,020
Shares redeemed	(240,600)	(3,441,175)	(209,551)	(2,914,447)

Net increase in shares outstanding	122,360	$1,782,286	550,136	$7,116,109

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	277,385	$3,936,116	270,909	$3,653,794
Reinvestment of dividends	-	-	12,591	174,257
Shares redeemed	(92,164)	(1,322,420)	(251,801)	(3,338,876)

Net increase in shares outstanding	185,221	$2,613,696	31,699	$489,175

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	46,481	$660,998	134,265	$1,773,476
Reinvestment of dividends	-	-	11,445	158,290
Shares redeemed	(78,400)	(1,111,687)	(41,561)	(547,100)

Net increase (decrease) in shares outstanding	(31,919)	$(450,689)	104,149	$1,384,666

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,553	$49,228	14,676	$188,837
Reinvestment of dividends	-	-	1,442	19,476
Shares redeemed	(18,951)	(262,989)	(10,566)	(137,023)

Net increase (decrease) in shares outstanding	(15,398)	$(213,761)	5,552	$71,290

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31,			July 15, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$13.93		$12.77	$10.17	$10.71	$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.04	0.03	0.08	0.02
Net gains (losses) on investments (both realized and unrealized)	0.94		1.71	2.60	(0.39)	0.71

Total income (loss) from investment operations	0.97		1.75	2.63	(0.31)	0.73

Less distributions:
Dividends from net investment income	-		(0.05)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	-		(0.54)	-	(0.16)	-
Tax return of capital	-		-	-	(0.01)	-

Total distributions	-		(0.59)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$14.90		$13.93	$12.77	$10.17	$10.71

Total returnB	6.96	%C	13.65%	25.88%	(2.96)%	7.28	%C

Ratios and supplemental data:
Net assets, end of period	$17,882,901		$16,498,344	$7,563,970	$3,231,461	$3,102,721
Ratios to average net assets:
Expenses, before reimbursements	1.20	%D	1.32%	1.85%	3.04%	8.98	%D
Expenses, net of reimbursements	0.98	%D	0.98%	0.98%	0.98%	0.98	%D
Net investment income (loss), before expense reimbursements	0.25	%D	0.18%	(0.30)%	(1.33)%	(7.51	)%D
Net investment income, net of reimbursements	0.47	%D	0.52%	0.57%	0.72%	0.49	%D
Portfolio turnover rate	19	%C	38%	23%	54%	12	%E

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31,			July 15, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$13.89		$12.75	$10.16	$10.71	$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.05	0.04	0.06	0.01
Net gains (losses) on investments (both realized and unrealized)	0.93		1.68	2.58	(0.38)	0.72

Total income (loss) from investment operations	0.95		1.73	2.62	(0.32)	0.73

Less distributions:
Dividends from net investment income	-		(0.05)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	-		(0.54)	-	(0.16)	-
Tax return of capital	-		-	-	(0.01)	-

Total distributions	-		(0.59)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$14.84		$13.89	$12.75	$10.16	$10.71

Total returnB	6.84	%C	13.52%	25.80%	(3.05)%	7.28	%C

Ratios and supplemental data:
Net assets, end of period	$17,964,589		$15,114,316	$6,856,954	$2,711,465	$387,622
Ratios to average net assets:
Expenses, before reimbursements	1.26	%D	1.38%	1.98%	2.76%	11.71	%D
Expenses, net of reimbursements	1.08	%D	1.08%	1.08%	1.08%	1.08	%D
Net investment income (loss), before expense reimbursements	0.19	%D	0.12%	(0.43)%	(0.98)%	(10.06	)%D
Net investment income, net of reimbursements	0.37	%D	0.42%	0.47%	0.70%	0.57	%D
Portfolio turnover rate	19	%C	38%	23%	54%	12	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.

See accompanying notes

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31,			July 15, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$13.75		$12.65	$10.12	$10.69	$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.02	0.03	0.05	0.01
Net gains (losses) on investments (both realized and unrealized)	0.91		1.66	2.53	(0.39)	0.70

Total income (loss) from investment operations	0.93		1.68	2.56	(0.34)	0.71

Less distributions:
Dividends from net investment income	-		(0.04)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	-		(0.54)	-	(0.16)	-
Tax return of capital	-		-	-	(0.01)	-

Total distributions	-		(0.58)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$14.68		$13.75	$12.65	$10.12	$10.69

Total returnB	6.76	%C	13.23%	25.31%	(3.25)%	7.08	%C

Ratios and supplemental data:
Net assets, end of period	$7,353,843		$4,344,476	$3,595,277	$498,128	$239,138
Ratios to average net assets:
Expenses, before reimbursements	1.43	%D	1.57%	2.09%	3.19%	12.62	%D
Expenses, net of reimbursements	1.36	%D	1.36%	1.36%	1.36%	1.36	%D
Net investment income (loss), before expense reimbursements	0.03	%D	(0.09)%	(0.51)%	(1.47)%	(11.12	)%D
Net investment income, net of reimbursements	0.10	%D	0.12%	0.23%	0.35%	0.14	%D
Portfolio turnover rate	19	%C	38%	23%	54%	12	%E

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31,			July 15, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$13.75		$12.64	$10.11	$10.69	$10.00

Income (loss) from investment operations:
Net investment income	0.00	B	0.03	0.04	0.03	0.00	B
Net gains (losses) on investments (both realized and unrealized)	0.92		1.65	2.52	(0.38)	0.71

Total income (loss) from investment operations	0.92		1.68	2.56	(0.35)	0.71

Less distributions:
Dividends from net investment income	-		(0.03)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	-		(0.54)	-	(0.16)	-
Tax return of capital	-		-	-	(0.01)	-

Total distributions	-		(0.57)	(0.03)	(0.23)	(0.02)

Net asset value, end of period	$14.67		$13.75	$12.64	$10.11	$10.69

Total returnC	6.69	%D	13.30%	25.34%	(3.34)%	7.08	%D

Ratios and supplemental data:
Net assets, end of period	$3,751,663		$3,955,277	$2,321,426	$454,614	$163,704
Ratios to average net assets:
Expenses, before reimbursements	1.54	%E	1.69%	2.18%	2.88%	13.84	%E
Expenses, net of reimbursements	1.38	%E	1.38%	1.38%	1.38%	1.38	%E
Net investment (loss), before expense reimbursements	(0.11	)%E	(0.20)%	(0.61)%	(1.08)%	(12.35	)%E
Net investment income, net of reimbursements	0.05	%E	0.11%	0.18%	0.41%	0.10	%E
Portfolio turnover rate	19	%D	38%	23%	54%	12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.

See accompanying notes

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31,			July 15, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$13.42		$12.42	$10.00	$10.65	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.22)		(0.06)	(0.05)	(0.01)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	1.07		1.60	2.49	(0.41)	0.69

Total income (loss) from investment operations	0.85		1.54	2.44	(0.42)	0.67

Less distributions:
Dividends from net investment income	-		-	(0.02)	(0.06)	(0.02)
Distributions from net realized gains	-		(0.54)	-	(0.16)	-
Tax return of capital	-		-	-	(0.01)	-

Total distributions	-		(0.54)	(0.02)	(0.23)	(0.02)

Net asset value, end of period	$14.27		$13.42	$12.42	$10.00	$10.65

Total returnB	6.33	%C	12.38%	24.35%	(4.01)%	6.68	%C

Ratios and supplemental data:
Net assets, end of period	$333,176		$520,113	$412,390	$308,822	$142,469
Ratios to average net assets:
Expenses, before reimbursements	2.26	%D	2.44%	3.09%	3.84%	13.72	%D
Expenses, net of reimbursements	2.13	%D	2.13%	2.13%	2.13%	2.13	%D
Net investment (loss), before expense reimbursements	(0.86	)%D	(0.96)%	(1.56)%	(2.09)%	(12.23	)%D
Net investment (loss), net of reimbursements	(0.73	)%D	(0.65)%	(0.60)%	(0.38)%	(0.64	)%D
Portfolio turnover rate	19	%C	38%	23%	54%	12	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.

See accompanying notes

31

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bahl & Gaynor Small Cap Growth Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Bahl & Gaynor Investment Counsel, Inc. (the “subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

32

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreement for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its

33

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index and an appropriate composite of similar accounts. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the subadvisory fee rate schedule for the Fund was lower than the rate for a comparable client account, and that other client accounts, which the subadvisor considered “grandfathered” accounts, were offered a lower fee rate prior to the opening of the Fund. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

34

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

35

Renewal and Approval of Management Agreement and

Investment Advisory Agreement

June 30, 2018 (Unaudited)

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	2nd Quintile

The Trustees also considered: (1) information provided by the subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

36

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/18

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

June 30, 2018

AHL MANAGED FUTURES STRATEGY FUND

IONIC STRATEGIC ARBITRAGE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

IONIC STRATEGIC ARBITRAGE FUND

The Fund’s strategy of investing in a variety of arbitrage strategies entails certain risks including that the sub-advisor’s judgments about allocation between such strategies, as well as individual arbitrage opportunities, may not perform to expectations, resulting in the Fund’s underperformance or even losses versus other similar funds. Arbitrage is the simultaneous purchase and sale of an asset or assets to take advantage of a perceived pricing anomaly. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2018

Additional Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned negative 1.34% for the six months ended June 30, 2018.

Total Returns for the Period ended June 30, 2018
	Ticker	6 Months*	1 Year	3 Years	Since Inception (8/19/2014)
Institutional Class (1,5)	AHLIX	(1.14)%	4.62%	1.33%	3.99%
Y Class (1,5)	AHLYX	(1.24)%	4.54%	1.21%	3.86%
Investor Class (1,5)	AHLPX	(1.34)%	4.27%	0.89%	3.56%
A Class without Sales Charge (1,2,5)	AHLAX	(1.34)%	4.17%	0.85%	3.53%
A Class with Sales Charge (1,2,5)	AHLAX	(7.05)%	(1.85)%	(1.13)%	1.96%
C Class without Sales Charge (1,3,5)	AHLCX	(1.77)%	3.44%	0.12%	2.77%
C Class with Sales Charge (1,3,5)	AHLCX	(2.77)%	2.44%	0.12%	2.77%

BofA Merrill Lynch 3-Month Treasury Bill Index (4)		0.81%	1.36%	0.68%	0.53%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. AHL uses a benchmark agnostic approach to investing. Thus, exposure to individual investments, use of instruments, volatility and tracking error will differ and as a result performance of the Fund is expected to vary significantly from that of the BofA Merrill Lynch 3-Month Treasury Bill Index. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.98%, 2.04%, 2.20%, 2.35%, and 3.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, Fixed Income was the best performing sector returning 1.6%. Short positions in the Eurodollar contract (+0.4%) and long positions in the German Bobl (+0.4%) were the best markets in the sector.

Currencies contributed positively posting a return of 1.5% over the period. Net positioning shifted from short to long U.S. dollar in mid-April. The strongest contributor was a short in Euro versus the U.S. dollar (+0.8%). This was followed by a short in the British pound versus the U.S. dollar which produced gains of 0.7%.

On the negative side, Equities (-2.5%) realized the largest losses. This sector suffered losses in the wake of February’s violent upward spike in volatility. The biggest detractor for the period was in the South African All Shares Index (-0.4%) where longs in February suffered in the reversal. A long in the Euro-Stoxx Index (-0.3%) also detracted from performance.

Lastly, Commodities generated losses of 1.9%. Leading losses was mixed positioning in Natural Gas which returned -1.1%. Copper was the second largest detractor, generating returns of -1.0% through long positions for the bulk of the period.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global stock index, bond, currency, short-term interest rate and commodity futures markets seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2018 (Unaudited)

Commodities		% of VaR	*
Crude Oil	Long	5.75
Gold	Short	2.59
Copper	Short	2.30
Natural Gas	Long	2.01
Silver	Short	2.01

Currencies		% of VaR	*
AUD/USD	Short	4.89
EUR/USD	Short	4.89
GBP/USD	Short	4.60
CAD/USD	Short	3.45
JPY/USD	Short	2.87

Equities		% of VaR	*
S&P 500 Index	Long	3.74
Australian SPI 200 Index	Long	2.87
Korean KOSPI Index	Short	2.87
Nasdaq 100 Index	Long	2.59
Russell 2000 Index	Long	2.59

Interest Rate		% of VaR	*
Euribor	Long	2.59
U.S. Treasuries	Long	2.59
Australian Bonds	Long	2.30
Euro-BUND	Long	2.01
Euro-BOBL	Long	1.15

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one-day horizon will exceed the value (assuming normal markets and no trading in the portfolio).

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Investor Class of the American Beacon Ionic Strategic Arbitrage Fund (the “Fund”) returned -0.24% for the six months ended June 30, 2018.

Total Returns for the Period ended June 30, 2018
	Ticker	6 Months*	1 Year	3 Years	Since Inception (9/1/2013)
Institutional Class (1,7)	IONIX	0.00%	0.07%	0.90%	2.13%
Y Class (1,2,7)	IONYX	0.00%	(0.05)%	0.85%	2.10%
Investor Class (1,3,7)	IONPX	(0.24)%	(0.39)%	0.53%	1.90%
A without Sales Charge (1,4,7)	IONAX	(0.24)%	(0.42)%	0.53%	1.89%
A with Sales Charge (1,4,7)	IONAX	(4.93)%	(5.17)%	(1.09)%	0.88%
C without Sales Charge (1,5,7)	IONCX	(0.36)%	(1.02)%	(0.18)%	1.45%
C with Sales Charge (1,5,7)	IONCX	(1.36)%	(2.02)%	(0.18)%	1.45%

Bloomberg Barclays U.S. Aggregrate Bond Index (6)		(1.62)%	(0.40)%	1.72%	2.43%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (6)		0.91%	1.53%	0.93%	0.67%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Simultaneous with the commencement of the Fund’s investment operations on June 30, 2015, the Ionic Absolute Return Fund LLC (“Private Fund”), a privately offered investment fund managed by the Fund’s sub-advisor transferred its assets to the Institutional Class shares of the Fund. A portion of the fees charged to the Institutional Class of the Fund has been waived since June 30, 2015. Performance prior to waiving fees was lower than actual returns shown since June 30, 2015.

2.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 9/1/13. A portion of the fees charged to the Y Class of the Fund has been waived since June 30, 2015. Performance prior to waiving fees was lower than actual returns shown since June 30, 2015.

3.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Investor Class. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 9/1/13. A portion of the fees charged to the Investor Class of the Fund was waived in 2015, partially recovered in 2016, and waived in 2017 and 2018. Performance prior to waiving fees was lower than actual returns shown in 2015, 2017 and 2018.

4.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the A Class. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 9/1/13. A portion of the fees charged to the A Class of the Fund was waived from June 30, 2015 through 2017 and was partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown from 2015 through 2017. A Class shares have a maximum sales charge of 4.75%.

5.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the C Class. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 9/1/13. A portion of the fees charged to the C Class of the Fund has been waived since June 30, 2015. Performance prior to waiving fees was lower than actual returns shown since June 30, 2015. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 2.82%, 3.09%, 3.15%, 3.38%, and 3.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2018 (Unaudited)

The Fund’s performance during the first half of the year resulted from mixed performance among the four arbitrage strategies. Gains produced by the Convertible Arbitrage Strategy were a result of careful selection in a difficult market environment. The Equity Arbitrage Strategy was another positive contributor to performance during the period – as the allocation was increased, dislocations provided opportunities. The Credit/Rates Relative Value Strategy was a slight contributor over the period as yield curve flattening erased some of the gains toward the end of the period. On the negative side, the Fund’s Volatility Arbitrage Strategy detracted from returns as volatility across most asset classes remained subdued for most of the period outside of the spike in U.S. equity markets in February.

The Fund’s leading return contributor was the Convertible Arbitrage Strategy. So far in 2018, convertible new issuance surged to levels not seen in over a decade. Corporate issuers (primarily in the Technology sector) inundated the market, as they could borrow at interest rates low on both an absolute and relative basis. Issuers were willing to accept low conversion premiums as a tradeoff because their stock prices had moved higher.

The new supply, coupled with a flattening yield curve, marginally wider credit spreads and a lack of equity volatility was challenging for a number of managers in the space. However, the Fund exercised caution regarding valuations leading into the year, which insulated the portfolio from secondary market weakness. Although the strategy exposure remained fairly consistent, the Fund opportunistically shifted the exposure out of deep in-the-money positions in Asia and more conservative mandatory U.S. names. Gains this quarter were largely attributed to two names in the Energy sector that benefited from improved credit quality and increased volatility. In addition, company specific events generated return for two Technology names in the portfolio.

Equity Arbitrage was the Fund’s second largest performance contributor. This year reflects increased exposure relative to last year, given an increase to the strategy in April when spreads widened due to regulatory concerns regarding the proposed AT&T/Time Warner merger, and once again in May when trade tensions prompted Chinese regulators to delay approval of many cross-border mergers. Exposure to mean-reverting pair and share class arbitrage positions was also increased, while the Fund reduced exposure to warrant arbitrage given subdued volatility levels.

Attribution highlights during the period in the Equity Arbitrage Strategy were gains from an out-of-the-money S&P option strategy that performed well during the market rally in January and closed-end fund arbitrage positions that appreciated in March. Another closed-end fund position rallied sharply when management initiated a large tender for shares in April.

The Fund’s Credit/Rates Relative Value Strategy generated slight gains for the period. Exposure to floating rate closed-end funds insulated the strategy from higher interest rates and contributed positively to performance, although marginally wider credit spreads offset some of these gains. Idiosyncratic positions in the mortgage sector added value but were impacted by a significant flattening in the yield curve. The strategy, and Fund overall, is positioned for a gradual increase in interest rates, and maintains a hedge against wider credit spreads. Exposure to mortgages has been reduced, while Emerging Market credit and floating rate closed-end fund arbitrage positions were increased.

The Volatility Arbitrage Strategy detracted from overall Fund performance over the period. Although U.S. equity markets experienced a brief bout of volatility in February, volatility across most asset classes remained subdued during the year, despite global trade friction, political angst in Europe and Latin America, and equity market weakness outside the U.S. Foreign exchange volatility compressed, creating a headwind for performance, but the Fund continues to favor this exposure due to historically low levels of absolute volatility and the narrowing spread between realized and implied volatility. Strategy level exposure remained consistent, but decay and risk exposure increased overall as more asymmetric risk/return opportunities have emerged in the space.

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2018 (Unaudited)

Looking forward, the Fund’s sub-advisor will continue to implement its investment process by allocating the Fund’s assets among the following strategies: Convertible Arbitrage, Credit/Rates Relative Value Arbitrage, Equity Arbitrage, and Volatility Arbitrage, seeking capital appreciation with low volatility and reduced correlation to equities and interest rates.

Positions By Investment Strategy			Fund
Convertible Arbitrage			23
Credit/Rates Relative Value Arbitrage			8
Equity Arbitrage			39
Volatility Arbitrage			7
Total			77

Investment Strategy Exposure (%)	LMV	*	SMV **
Convertible Arbitrage	42		(25)
Credit/Rates Relative Value Arbitrage	28		-
Equity Arbitrage	26		(40)
Volatility Arbitrage	7		(8)
Total	103		(73)

*	Long Market Value
**	Short Market Value

Source: Ionic Capital Management LLC

American Beacon FundsSM

Expense Examples

June 30, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2018 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund
	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period 1/1/2018-6/30/2018*
Institutional Class
Actual	$1,000.00	$986.80	$7.59
Hypothetical**	$1,000.00	$1,017.20	$7.70
Y Class
Actual	$1,000.00	$985.80	$8.07
Hypothetical**	$1,000.00	$1,016.70	$8.20
Investor Class
Actual	$1,000.00	$983.70	$9.44
Hypothetical**	$1,000.00	$1,015.30	$9.59
A Class
Actual	$1,000.00	$976.30	$9.51
Hypothetical**	$1,000.00	$1,015.20	$9.69
C Class
Actual	$1,000.00	$981.40	$13.22
Hypothetical**	$1,000.00	$1,011.50	$13.42

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.64%, 1.92%, 1.94%, and 2.69% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Ionic Strategic Arbitrage Fund
	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period 1/1/2018-6/30/2018*
Institutional Class
Actual	$1,000.00	$1,000.00	$11.46
Hypothetical**	$1,000.00	$1,013.30	$11.53
Y Class
Actual	$1,000.00	$1,000.00	$12.00
Hypothetical**	$1,000.00	$1,012.80	$12.08
Investor Class
Actual	$1,000.00	$997.60	$13.37
Hypothetical**	$1,000.00	$1,011.40	$13.47
A Class
Actual	$1,000.00	$997.60	$13.42
Hypothetical**	$1,000.00	$1,011.40	$13.52
C Class
Actual	$1,000.00	$995.10	$17.41
Hypothetical**	$1,000.00	$1,007.30	$17.52

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 2.31%, 2.42%, 2.70%, 2.71%, and 3.52% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 93.08%
Investment Companies - 5.23%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%A B C	41,806,096	$41,806,096

	Principal Amount

U.S. Treasury Obligations - 87.85%
U.S. Treasury Bills,
1.674%, Due 7/12/2018A	$100,000,000	99,953,438
1.808%, Due 7/26/2018A	68,000,000	67,921,686
1.842%, Due 8/16/2018A	63,000,000	62,856,281
1.826%, Due 9/6/2018A	68,000,000	67,765,939
1.921%, Due 9/27/2018	35,000,000	34,840,560
1.981%, Due 10/18/2018A	74,000,000	73,569,875
2.006%, Due 10/25/2018A	72,000,000	71,553,800
2.103%, Due 11/15/2018A	75,000,000	74,432,625
2.066%, Due 11/23/2018	50,000,000	49,598,500
2.078%, Due 12/6/2018	50,000,000	49,557,347
2.094%, Due 12/13/2018	50,000,000	49,536,757

		701,586,808

Total Short-Term Investments (Cost $743,351,555)		743,392,904

TOTAL INVESTMENTS - 93.08% (Cost $743,351,555)		743,392,904
OTHER ASSETS, NET OF LIABILITIES - 6.92%		55,266,190

TOTAL NET ASSETS - 100.00%		$798,659,094

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Futures Contracts Open on June 30, 2018:

Long Futures

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	300	July 2018	$22,466,973	$23,769,000	$1,302,027
Cocoa FuturesA	43	September 2018	1,065,067	1,080,160	15,093
Gasoline RBOB FuturesA	172	July 2018	14,868,400	15,540,269	671,869
LME Copper FuturesA	110	August 2018	19,695,664	18,232,500	(1,463,164)
LME Copper FuturesA	33	September 2018	5,746,701	5,468,100	(278,601)
LME Lead FuturesA	22	July 2018	1,335,590	1,326,463	(9,127)
LME Lead FuturesA	34	August 2018	2,114,876	2,049,138	(65,738)
LME Nickel FuturesA	4	July 2018	337,909	356,052	18,143
LME Nickel FuturesA	40	August 2018	3,608,834	3,567,720	(41,114)
LME Nickel FuturesA	53	September 2018	4,735,280	4,736,451	1,171
LME Primary Aluminum FuturesA	35	July 2018	2,104,889	1,893,500	(211,389)
LME Primary Aluminum FuturesA	32	August 2018	1,859,895	1,701,600	(158,295)
LME Zinc FuturesA	43	July 2018	3,440,211	3,108,362	(331,849)
LME Zinc FuturesA	39	August 2018	3,114,469	2,790,937	(323,532)
LME Zinc FuturesA	10	September 2018	799,027	714,250	(84,777)
Low Sulphur Gasoil FuturesA	106	July 2018	7,049,278	7,162,950	113,672
Low Sulphur Gasoil FuturesA	119	August 2018	7,877,294	8,053,325	176,031
Natural Gas FuturesA	419	July 2018	12,179,030	12,251,560	72,530
Natural Gas Swap FuturesA	96	October 2018	738,523	707,760	(30,763)
Natural Gas Swap FuturesA	96	November 2018	738,523	733,200	(5,323)
Natural Gas Swap FuturesA	96	December 2018	738,523	752,400	13,877

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Natural Gas Swap FuturesA	96	January 2019	$738,523	$743,520	$4,997
Natural Gas Swap FuturesA	96	February 2019	738,523	720,480	(18,043)
Natural Gas Swap FuturesA	76	March 2019	509,451	507,870	(1,581)
Natural Gas Swap FuturesA	76	April 2019	509,451	500,840	(8,611)
Natural Gas Swap FuturesA	76	May 2019	509,451	506,160	(3,291)
Natural Gas Swap FuturesA	76	June 2019	509,451	512,050	2,599
Natural Gas Swap FuturesA	76	July 2019	509,451	513,570	4,119
Natural Gas Swap FuturesA	76	August 2019	509,451	511,100	1,649
Natural Gas Swap FuturesA	76	September 2019	509,451	515,090	5,639
NY Harbor ULSD FuturesA	154	July 2018	13,780,752	14,292,340	511,588
WTI Crude FuturesA	328	July 2018	22,160,431	24,321,200	2,160,769

			$157,599,342	$159,639,917	$2,040,575

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Dollar Index Futures	457	September 2018	$42,796,562	$43,117,493	$320,931

			$42,796,562	$43,117,493	$320,931

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	55	July 2018	$7,294,630	$7,140,004	$(154,626)
CAC40 Index Futures	101	July 2018	6,480,157	6,307,044	(173,113)
Euro Stoxx 50 Index Futures	146	September 2018	5,964,950	5,794,968	(169,982)
FTSE 100 Index Futures	190	September 2018	19,304,981	19,248,609	(56,372)
NASDAQ 100 E-Mini Futures	178	September 2018	25,612,530	25,157,630	(454,900)
Nikkei 225 (SGX) Futures	26	September 2018	2,629,751	2,626,112	(3,639)
OMXS30 Index Futures	283	July 2018	5,082,670	5,079,100	(3,570)
Russell 2000 E-Mini Index Futures	366	September 2018	30,759,980	30,149,250	(610,730)
S&P 500 E-Mini Index Futures	346	September 2018	48,016,202	47,083,680	(932,522)
S&P/TSX 60 Index Futures	217	September 2018	31,825,278	31,988,707	163,429
SPI 200 Futures	478	September 2018	53,660,253	54,146,482	486,229

			$236,631,382	$234,721,586	$(1,909,796)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	2,805	September 2019	$822,432,833	$822,938,860	$506,027
3-Month Euro Euribor Futures	1,940	June 2020	567,995,776	568,494,976	499,200
3-Month Euro Euribor Futures	1,108	March 2021	322,499,759	322,759,949	260,190
90-Day Sterling Futures	1,715	September 2019	282,189,614	282,202,937	13,323
90-Day Sterling Futures	875	June 2020	143,268,508	143,249,116	(19,392)
Australian 10-Year Bond Futures	603	September 2018	57,705,198	57,903,976	198,778
Australian 3-Year Bond Futures	2,441	September 2018	202,007,866	202,343,351	335,485
Euro-Bobl Futures	800	September 2018	122,739,699	123,085,164	345,465
Euro-Bund Futures	439	September 2018	82,519,130	83,020,241	501,111
Euro-Buxl 30-Year Bond Futures	93	September 2018	18,920,366	19,245,541	325,175
Euro-Schatz Futures	998	September 2018	130,130,862	130,212,344	81,482
Japanese 10-Year Government Bond	166	September 2018	227,658,673	227,820,180	161,507
Long GILT Futures	261	September 2018	42,545,677	42,511,057	(34,620)
U.S. Long Bond Futures	153	September 2018	22,102,651	22,185,000	82,349
U.S. Treasury 10-Year Note Futures	517	September 2018	62,045,665	62,136,937	91,272
U.S. Treasury 10-Year Note Futures	99	September 2018	15,715,443	15,796,687	81,244
U.S. Treasury 2-Year Note Futures	110	September 2018	23,327,443	23,301,094	(26,349)

			$3,145,805,163	$3,149,207,410	$3,402,247

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Short Futures

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Coffee FuturesA	336	September 2018	$(14,782,116)	$(14,502,600)	$279,516
Copper FuturesA	161	September 2018	(12,157,191)	(11,938,150)	219,041
Corn FuturesA	989	December 2018	(19,167,066)	(18,358,313)	808,753
Gold 100oz FuturesA	420	August 2018	(53,795,243)	(52,689,000)	1,106,243
Kansas City Hard Red Winter Wheat FuturesA	188	September 2018	(4,687,167)	(4,591,900)	95,267
LME Copper FuturesA	110	August 2018	(18,739,672)	(18,232,500)	507,172
LME Copper FuturesA	93	September 2018	(15,661,542)	(15,410,100)	251,442
LME Lead FuturesA	22	July 2018	(1,260,990)	(1,326,462)	(65,472)
LME Lead FuturesA	25	August 2018	(1,489,475)	(1,506,719)	(17,244)
LME Nickel FuturesA	4	July 2018	(351,636)	(356,052)	(4,416)
LME Nickel FuturesA	7	August 2018	(616,528)	(624,351)	(7,823)
LME Primary Aluminum FuturesA	35	July 2018	(1,967,472)	(1,893,500)	73,972
LME Primary Aluminum FuturesA	32	August 2018	(1,768,081)	(1,701,600)	66,481
LME Primary Aluminum FuturesA	113	September 2018	(6,128,983)	(6,022,194)	106,789
LME Zinc FuturesA	43	July 2018	(3,331,097)	(3,108,362)	222,735
LME Zinc FuturesA	39	August 2018	(2,962,699)	(2,790,937)	171,762
LME Zinc FuturesA	92	September 2018	(6,718,841)	(6,571,100)	147,741
Silver FuturesA	322	September 2018	(26,234,645)	(26,078,780)	155,865
Soybean FuturesA	470	November 2018	(22,335,376)	(20,680,000)	1,655,376
Sugar #11 World FuturesA	818	September 2018	(11,330,203)	(11,222,960)	107,243

			$(225,486,023)	$(219,605,580)	$5,880,443

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency Futures	1,396	September 2018	$(104,406,364)	$(103,276,080)	$1,130,284
British Pound Currency Futures	1,238	September 2018	(103,361,828)	(102,413,550)	948,278
Canadian Dollar Currency Futures	1,127	September 2018	(86,018,325)	(85,832,320)	186,005
Euro Currency Futures	838	September 2018	(123,641,117)	(122,939,838)	701,279
Japanese Yen Currency Futures	696	September 2018	(79,450,187)	(78,887,250)	562,937
Mexican Peso Futures	14	September 2018	(335,585)	(347,970)	(12,385)
New Zealand Dollar Currency Futures	643	September 2018	(44,309,862)	(43,531,100)	778,762
Swiss Franc Currency Futures	252	September 2018	(32,085,504)	(31,988,250)	97,254

			$(573,608,772)	$(569,216,358)	$4,392,414

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
DAX Index Futures	15	September 2018	$(5,379,365)	$(5,370,141)	$9,224
FTSE/JSE Top 40	191	September 2018	(6,883,415)	(7,192,217)	(308,802)
FTSE/MIB Index Futures	45	September 2018	(5,697,327)	(5,667,282)	30,045
Hang Seng China Enterprises Index Futures	105	July 2018	(7,192,746)	(7,270,950)	(78,204)
Hang Seng Index Futures	50	July 2018	(9,118,056)	(9,149,801)	(31,745)
IBEX 35 Index Futures	44	July 2018	(4,936,646)	(4,918,881)	17,765
KOSPI 200 Index Futures	561	September 2018	(38,809,498)	(38,120,799)	688,699
Mini MSCI EAFE Index Futures	76	September 2018	(7,479,370)	(7,430,520)	48,850
Mini MSCI Emerging Markets Index Futures	133	September 2018	(7,167,324)	(7,070,945)	96,379
MSCI Taiwan Stock Index Futures	63	July 2018	(2,419,420)	(2,441,880)	(22,460)
TOPIX Index Futures	28	September 2018	(4,385,882)	(4,397,972)	(12,090)

			$(99,469,049)	$(99,031,388)	$437,661

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	490	September 2019	$(118,880,442)	$(118,923,000)	$(42,558)
90-Day Eurodollar Futures	477	June 2020	(115,654,423)	(115,696,350)	(41,927)
90-Day Eurodollar Futures	422	March 2021	(102,292,913)	(102,366,650)	(73,737)
U.S. Treasury 5-Year Note Futures	71	September 2018	(8,046,208)	(8,066,820)	(20,612)

			$(344,873,986)	$(345,052,820)	$(178,834)

Forward Foreign Currency Contracts Open on June 30, 2018:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	8,896,963	PHP	8,939,287	7/23/2018	DUB	$-	$(42,324)	$(42,324)
USD	1,790,595	INR	1,783,765	7/23/2018	DUB	6,830	-	6,830
USD	1,458,470	INR	1,456,135	7/23/2018	DUB	2,335	-	2,335
USD	686,565	INR	691,664	7/23/2018	DUB	-	(5,099)	(5,099)
USD	686,143	INR	691,664	7/23/2018	DUB	-	(5,521)	(5,521)
USD	686,763	INR	691,664	7/23/2018	DUB	-	(4,901)	(4,901)
USD	576,909	INR	582,454	7/23/2018	DUB	-	(5,545)	(5,545)
USD	548,206	INR	546,051	7/23/2018	DUB	2,155	-	2,155
USD	473,961	INR	473,244	7/23/2018	DUB	717	-	717
USD	473,809	INR	473,244	7/23/2018	DUB	565	-	565
USD	438,426	INR	436,840	7/23/2018	DUB	1,586	-	1,586
USD	437,988	INR	436,840	7/23/2018	DUB	1,148	-	1,148
USD	365,564	INR	364,034	7/23/2018	DUB	1,530	-	1,530
USD	292,056	INR	291,227	7/23/2018	DUB	829	-	829
USD	146,292	INR	145,613	7/23/2018	DUB	679	-	679
USD	146,036	INR	145,613	7/23/2018	DUB	423	-	423
USD	146,087	INR	145,613	7/23/2018	DUB	474	-	474
USD	146,034	INR	145,613	7/23/2018	DUB	421	-	421
USD	109,716	INR	109,210	7/23/2018	DUB	506	-	506
USD	109,718	INR	109,210	7/23/2018	DUB	508	-	508
USD	109,716	INR	109,210	7/23/2018	DUB	506	-	506
USD	109,532	INR	109,210	7/23/2018	DUB	322	-	322
USD	109,534	INR	109,210	7/23/2018	DUB	324	-	324
USD	109,510	INR	109,210	7/23/2018	DUB	300	-	300
USD	109,494	INR	109,210	7/23/2018	DUB	284	-	284
USD	109,518	INR	109,210	7/23/2018	DUB	308	-	308
USD	109,219	INR	109,210	7/23/2018	DUB	9	-	9
USD	35,642,961	KRW	35,734,327	7/30/2018	DUB	-	(91,366)	(91,366)
USD	19,275,124	TWD	19,219,239	7/30/2018	DUB	55,885	-	55,885
USD	1,223,187	KRW	1,227,058	7/30/2018	DUB	-	(3,871)	(3,871)
USD	411,983	TWD	410,667	7/30/2018	DUB	1,316	-	1,316
USD	208,884	KRW	209,498	7/30/2018	DUB	-	(614)	(614)
USD	178,943	KRW	179,569	7/30/2018	DUB	-	(626)	(626)
USD	178,918	KRW	179,569	7/30/2018	DUB	-	(651)	(651)
USD	179,001	KRW	179,569	7/30/2018	DUB	-	(568)	(568)
USD	178,358	KRW	179,569	7/30/2018	DUB	-	(1,211)	(1,211)
USD	164,540	TWD	164,267	7/30/2018	DUB	273	-	273
USD	164,189	TWD	164,267	7/30/2018	DUB	-	(78)	(78)
USD	89,533	KRW	89,785	7/30/2018	DUB	-	(252)	(252)
USD	89,539	KRW	89,785	7/30/2018	DUB	-	(246)	(246)
USD	82,056	TWD	82,133	7/30/2018	DUB	-	(77)	(77)
BRL	25,801	USD	26,904	7/3/2018	HUS	-	(1,103)	(1,103)
BRL	25,801	USD	26,923	7/3/2018	HUS	-	(1,122)	(1,122)
BRL	25,801	USD	26,922	7/3/2018	HUS	-	(1,121)	(1,121)
BRL	25,801	USD	26,912	7/3/2018	HUS	-	(1,111)	(1,111)
BRL	25,801	USD	26,985	7/3/2018	HUS	-	(1,184)	(1,184)
BRL	25,801	USD	26,984	7/3/2018	HUS	-	(1,183)	(1,183)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	25,801	USD	26,973	7/3/2018	HUS	$-	$(1,172)	$(1,172)
BRL	25,801	USD	26,973	7/3/2018	HUS	-	(1,172)	(1,172)
BRL	25,801	USD	26,925	7/3/2018	HUS	-	(1,124)	(1,124)
BRL	25,801	USD	26,918	7/3/2018	HUS	-	(1,117)	(1,117)
BRL	25,801	USD	26,986	7/3/2018	HUS	-	(1,185)	(1,185)
BRL	25,801	USD	26,948	7/3/2018	HUS	-	(1,147)	(1,147)
BRL	25,801	USD	26,925	7/3/2018	HUS	-	(1,124)	(1,124)
BRL	25,801	USD	26,900	7/3/2018	HUS	-	(1,099)	(1,099)
BRL	25,801	USD	26,983	7/3/2018	HUS	-	(1,182)	(1,182)
BRL	25,801	USD	26,986	7/3/2018	HUS	-	(1,185)	(1,185)
BRL	25,801	USD	26,981	7/3/2018	HUS	-	(1,180)	(1,180)
BRL	25,801	USD	26,878	7/3/2018	HUS	-	(1,077)	(1,077)
BRL	25,801	USD	26,885	7/3/2018	HUS	-	(1,084)	(1,084)
BRL	25,801	USD	26,675	7/3/2018	HUS	-	(874)	(874)
BRL	25,801	USD	26,687	7/3/2018	HUS	-	(886)	(886)
BRL	25,801	USD	26,710	7/3/2018	HUS	-	(909)	(909)
BRL	25,801	USD	26,696	7/3/2018	HUS	-	(895)	(895)
BRL	25,801	USD	26,684	7/3/2018	HUS	-	(883)	(883)
BRL	25,801	USD	26,540	7/3/2018	HUS	-	(739)	(739)
BRL	25,801	USD	26,935	7/3/2018	HUS	-	(1,134)	(1,134)
BRL	25,801	USD	26,881	7/3/2018	HUS	-	(1,080)	(1,080)
BRL	25,801	USD	26,891	7/3/2018	HUS	-	(1,090)	(1,090)
BRL	25,801	USD	26,883	7/3/2018	HUS	-	(1,082)	(1,082)
BRL	25,801	USD	26,862	7/3/2018	HUS	-	(1,061)	(1,061)
BRL	25,801	USD	26,857	7/3/2018	HUS	-	(1,056)	(1,056)
BRL	25,801	USD	26,860	7/3/2018	HUS	-	(1,059)	(1,059)
BRL	51,603	USD	54,064	7/3/2018	HUS	-	(2,461)	(2,461)
BRL	51,603	USD	54,069	7/3/2018	HUS	-	(2,466)	(2,466)
BRL	51,603	USD	53,720	7/3/2018	HUS	-	(2,117)	(2,117)
BRL	51,603	USD	53,809	7/3/2018	HUS	-	(2,206)	(2,206)
BRL	51,603	USD	53,912	7/3/2018	HUS	-	(2,309)	(2,309)
BRL	51,603	USD	53,803	7/3/2018	HUS	-	(2,200)	(2,200)
BRL	51,603	USD	53,942	7/3/2018	HUS	-	(2,339)	(2,339)
BRL	51,603	USD	53,936	7/3/2018	HUS	-	(2,333)	(2,333)
BRL	51,603	USD	53,735	7/3/2018	HUS	-	(2,132)	(2,132)
BRL	51,603	USD	53,825	7/3/2018	HUS	-	(2,222)	(2,222)
BRL	51,603	USD	53,966	7/3/2018	HUS	-	(2,363)	(2,363)
BRL	51,603	USD	53,930	7/3/2018	HUS	-	(2,327)	(2,327)
BRL	51,603	USD	54,531	7/3/2018	HUS	-	(2,928)	(2,928)
BRL	51,603	USD	53,736	7/3/2018	HUS	-	(2,133)	(2,133)
BRL	51,603	USD	53,748	7/3/2018	HUS	-	(2,145)	(2,145)
BRL	51,603	USD	53,442	7/3/2018	HUS	-	(1,839)	(1,839)
BRL	51,603	USD	53,106	7/3/2018	HUS	-	(1,503)	(1,503)
BRL	51,603	USD	53,116	7/3/2018	HUS	-	(1,513)	(1,513)
BRL	51,603	USD	52,375	7/3/2018	HUS	-	(772)	(772)
BRL	51,603	USD	53,086	7/3/2018	HUS	-	(1,483)	(1,483)
BRL	51,603	USD	53,834	7/3/2018	HUS	-	(2,231)	(2,231)
BRL	51,603	USD	53,827	7/3/2018	HUS	-	(2,224)	(2,224)
BRL	51,603	USD	53,801	7/3/2018	HUS	-	(2,198)	(2,198)
BRL	51,603	USD	53,733	7/3/2018	HUS	-	(2,130)	(2,130)
BRL	51,603	USD	54,033	7/3/2018	HUS	-	(2,430)	(2,430)
BRL	51,603	USD	53,728	7/3/2018	HUS	-	(2,125)	(2,125)
BRL	51,603	USD	53,691	7/3/2018	HUS	-	(2,088)	(2,088)
BRL	51,603	USD	53,683	7/3/2018	HUS	-	(2,080)	(2,080)
BRL	51,603	USD	54,078	7/3/2018	HUS	-	(2,475)	(2,475)
BRL	77,404	USD	80,401	7/3/2018	HUS	-	(2,997)	(2,997)
BRL	77,404	USD	80,634	7/3/2018	HUS	-	(3,230)	(3,230)
BRL	77,404	USD	80,547	7/3/2018	HUS	-	(3,143)	(3,143)
BRL	77,404	USD	80,083	7/3/2018	HUS	-	(2,679)	(2,679)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	77,404	USD	78,917	7/3/2018	HUS	$-	$(1,513)	$(1,513)
BRL	77,404	USD	78,932	7/3/2018	HUS	-	(1,528)	(1,528)
BRL	77,404	USD	79,019	7/3/2018	HUS	-	(1,615)	(1,615)
BRL	77,404	USD	78,614	7/3/2018	HUS	-	(1,210)	(1,210)
BRL	77,404	USD	78,641	7/3/2018	HUS	-	(1,237)	(1,237)
BRL	77,404	USD	80,595	7/3/2018	HUS	-	(3,191)	(3,191)
BRL	77,404	USD	80,590	7/3/2018	HUS	-	(3,186)	(3,186)
BRL	77,404	USD	80,772	7/3/2018	HUS	-	(3,368)	(3,368)
BRL	77,404	USD	81,085	7/3/2018	HUS	-	(3,681)	(3,681)
BRL	77,404	USD	80,569	7/3/2018	HUS	-	(3,165)	(3,165)
BRL	77,404	USD	80,568	7/3/2018	HUS	-	(3,164)	(3,164)
BRL	77,404	USD	81,096	7/3/2018	HUS	-	(3,692)	(3,692)
BRL	103,206	USD	107,860	7/3/2018	HUS	-	(4,654)	(4,654)
BRL	103,206	USD	106,259	7/3/2018	HUS	-	(3,053)	(3,053)
BRL	103,206	USD	106,192	7/3/2018	HUS	-	(2,986)	(2,986)
BRL	103,206	USD	106,203	7/3/2018	HUS	-	(2,997)	(2,997)
BRL	103,206	USD	106,231	7/3/2018	HUS	-	(3,025)	(3,025)
BRL	103,206	USD	108,108	7/3/2018	HUS	-	(4,902)	(4,902)
BRL	129,007	USD	135,408	7/3/2018	HUS	-	(6,401)	(6,401)
BRL	129,007	USD	134,917	7/3/2018	HUS	-	(5,910)	(5,910)
BRL	129,007	USD	134,905	7/3/2018	HUS	-	(5,898)	(5,898)
BRL	129,007	USD	136,859	7/3/2018	HUS	-	(7,852)	(7,852)
BRL	129,007	USD	134,246	7/3/2018	HUS	-	(5,239)	(5,239)
BRL	129,007	USD	134,185	7/3/2018	HUS	-	(5,178)	(5,178)
BRL	129,007	USD	132,675	7/3/2018	HUS	-	(3,668)	(3,668)
BRL	129,007	USD	132,771	7/3/2018	HUS	-	(3,764)	(3,764)
BRL	129,007	USD	135,194	7/3/2018	HUS	-	(6,187)	(6,187)
BRL	154,809	USD	161,148	7/3/2018	HUS	-	(6,339)	(6,339)
BRL	154,809	USD	162,421	7/3/2018	HUS	-	(7,612)	(7,612)
BRL	154,809	USD	161,411	7/3/2018	HUS	-	(6,602)	(6,602)
BRL	154,809	USD	157,198	7/3/2018	HUS	-	(2,389)	(2,389)
BRL	154,809	USD	159,170	7/3/2018	HUS	-	(4,361)	(4,361)
BRL	154,809	USD	159,345	7/3/2018	HUS	-	(4,536)	(4,536)
BRL	180,610	USD	188,521	7/3/2018	HUS	-	(7,911)	(7,911)
BRL	180,610	USD	185,934	7/3/2018	HUS	-	(5,324)	(5,324)
BRL	180,610	USD	183,502	7/3/2018	HUS	-	(2,892)	(2,892)
BRL	180,610	USD	185,857	7/3/2018	HUS	-	(5,247)	(5,247)
BRL	206,412	USD	217,973	7/3/2018	HUS	-	(11,561)	(11,561)
BRL	283,816	USD	301,296	7/3/2018	HUS	-	(17,480)	(17,480)
BRL	458,315	USD	480,547	7/3/2018	HUS	-	(22,232)	(22,232)
BRL	464,426	USD	478,147	7/3/2018	HUS	-	(13,721)	(13,721)
BRL	611,087	USD	640,789	7/3/2018	HUS	-	(29,702)	(29,702)
BRL	865,707	USD	907,574	7/3/2018	HUS	-	(41,867)	(41,867)
BRL	1,186,867	USD	1,237,823	7/3/2018	HUS	-	(50,956)	(50,956)
BRL	11,120,428	USD	13,180,025	7/3/2018	HUS	-	(2,059,597)	(2,059,597)
BRL	18,190,028	USD	18,982,230	7/3/2018	HUS	-	(792,202)	(792,202)
USD	28,642,842	BRL	27,349,545	7/3/2018	HUS	1,293,297	-	1,293,297
USD	2,510,411	BRL	2,193,124	7/3/2018	HUS	317,287	-	317,287
USD	1,609,490	BRL	1,393,279	7/3/2018	HUS	216,211	-	216,211
USD	1,373,257	BRL	1,186,867	7/3/2018	HUS	186,390	-	186,390
USD	1,156,556	BRL	1,006,257	7/3/2018	HUS	150,299	-	150,299
USD	983,782	BRL	851,448	7/3/2018	HUS	132,334	-	132,334
USD	712,866	BRL	619,235	7/3/2018	HUS	93,631	-	93,631
USD	532,607	BRL	464,426	7/3/2018	HUS	68,181	-	68,181
USD	508,171	BRL	438,625	7/3/2018	HUS	69,546	-	69,546
USD	473,429	BRL	412,823	7/3/2018	HUS	60,606	-	60,606
USD	475,299	BRL	412,823	7/3/2018	HUS	62,476	-	62,476
USD	444,379	BRL	387,022	7/3/2018	HUS	57,357	-	57,357
USD	414,630	BRL	361,220	7/3/2018	HUS	53,410	-	53,410

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	416,468	BRL	361,220	7/3/2018	HUS	$55,248	$-	$55,248
USD	266,335	BRL	232,213	7/3/2018	HUS	34,122	-	34,122
USD	218,061	BRL	206,412	7/3/2018	HUS	11,649	-	11,649
USD	237,333	BRL	206,412	7/3/2018	HUS	30,921	-	30,921
USD	207,715	BRL	180,610	7/3/2018	HUS	27,105	-	27,105
USD	156,262	BRL	154,809	7/3/2018	HUS	1,453	-	1,453
USD	177,562	BRL	154,809	7/3/2018	HUS	22,753	-	22,753
USD	149,981	BRL	129,007	7/3/2018	HUS	20,974	-	20,974
USD	147,951	BRL	129,007	7/3/2018	HUS	18,944	-	18,944
USD	105,787	BRL	103,206	7/3/2018	HUS	2,581	-	2,581
USD	104,573	BRL	103,206	7/3/2018	HUS	1,367	-	1,367
USD	104,620	BRL	103,206	7/3/2018	HUS	1,414	-	1,414
USD	104,170	BRL	103,206	7/3/2018	HUS	964	-	964
USD	104,558	BRL	103,206	7/3/2018	HUS	1,352	-	1,352
USD	79,009	BRL	77,404	7/3/2018	HUS	1,605	-	1,605
USD	79,426	BRL	77,404	7/3/2018	HUS	2,022	-	2,022
USD	79,428	BRL	77,404	7/3/2018	HUS	2,024	-	2,024
USD	79,406	BRL	77,404	7/3/2018	HUS	2,002	-	2,002
USD	79,430	BRL	77,404	7/3/2018	HUS	2,026	-	2,026
USD	78,999	BRL	77,404	7/3/2018	HUS	1,595	-	1,595
USD	79,020	BRL	77,404	7/3/2018	HUS	1,616	-	1,616
USD	78,135	BRL	77,404	7/3/2018	HUS	731	-	731
USD	81,601	BRL	77,404	7/3/2018	HUS	4,197	-	4,197
USD	81,535	BRL	77,404	7/3/2018	HUS	4,131	-	4,131
USD	52,951	BRL	51,603	7/3/2018	HUS	1,348	-	1,348
USD	52,255	BRL	51,603	7/3/2018	HUS	652	-	652
USD	53,814	BRL	51,603	7/3/2018	HUS	2,211	-	2,211
USD	26,482	BRL	25,801	7/3/2018	HUS	681	-	681
USD	26,920	BRL	25,801	7/3/2018	HUS	1,119	-	1,119
USD	26,951	BRL	25,801	7/3/2018	HUS	1,150	-	1,150
USD	26,925	BRL	25,801	7/3/2018	HUS	1,124	-	1,124
CLP	16,428	USD	18,044	7/11/2018	HUS	-	(1,616)	(1,616)
CLP	16,428	USD	18,035	7/11/2018	HUS	-	(1,607)	(1,607)
CLP	27,827	USD	30,204	7/11/2018	HUS	-	(2,377)	(2,377)
CLP	31,886	USD	34,957	7/11/2018	HUS	-	(3,071)	(3,071)
CLP	47,828	USD	52,434	7/11/2018	HUS	-	(4,606)	(4,606)
CLP	76,525	USD	84,363	7/11/2018	HUS	-	(7,838)	(7,838)
CLP	76,525	USD	84,358	7/11/2018	HUS	-	(7,833)	(7,833)
CLP	76,525	USD	84,122	7/11/2018	HUS	-	(7,597)	(7,597)
CLP	76,525	USD	83,079	7/11/2018	HUS	-	(6,554)	(6,554)
CLP	76,525	USD	83,616	7/11/2018	HUS	-	(7,091)	(7,091)
CLP	76,525	USD	83,615	7/11/2018	HUS	-	(7,090)	(7,090)
CLP	76,525	USD	82,521	7/11/2018	HUS	-	(5,996)	(5,996)
CLP	76,525	USD	82,599	7/11/2018	HUS	-	(6,074)	(6,074)
CLP	76,525	USD	82,700	7/11/2018	HUS	-	(6,175)	(6,175)
CLP	107,136	USD	115,917	7/11/2018	HUS	-	(8,781)	(8,781)
CLP	119,779	USD	131,584	7/11/2018	HUS	-	(11,805)	(11,805)
CLP	139,137	USD	153,125	7/11/2018	HUS	-	(13,988)	(13,988)
CLP	148,799	USD	163,472	7/11/2018	HUS	-	(14,673)	(14,673)
CLP	153,051	USD	167,910	7/11/2018	HUS	-	(14,859)	(14,859)
CLP	153,051	USD	168,014	7/11/2018	HUS	-	(14,963)	(14,963)
CLP	153,051	USD	167,602	7/11/2018	HUS	-	(14,551)	(14,551)
CLP	153,051	USD	168,401	7/11/2018	HUS	-	(15,350)	(15,350)
CLP	153,051	USD	168,212	7/11/2018	HUS	-	(15,161)	(15,161)
CLP	153,051	USD	168,296	7/11/2018	HUS	-	(15,245)	(15,245)
CLP	153,051	USD	166,184	7/11/2018	HUS	-	(13,133)	(13,133)
CLP	153,051	USD	167,230	7/11/2018	HUS	-	(14,179)	(14,179)
CLP	153,051	USD	167,218	7/11/2018	HUS	-	(14,167)	(14,167)
CLP	153,051	USD	165,044	7/11/2018	HUS	-	(11,993)	(11,993)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	153,051	USD	165,538	7/11/2018	HUS	$-	$(12,487)	$(12,487)
CLP	168,075	USD	184,628	7/11/2018	HUS	-	(16,553)	(16,553)
CLP	173,308	USD	189,894	7/11/2018	HUS	-	(16,586)	(16,586)
CLP	192,295	USD	210,829	7/11/2018	HUS	-	(18,534)	(18,534)
CLP	198,966	USD	215,203	7/11/2018	HUS	-	(16,237)	(16,237)
CLP	210,445	USD	231,065	7/11/2018	HUS	-	(20,620)	(20,620)
CLP	229,576	USD	248,422	7/11/2018	HUS	-	(18,846)	(18,846)
CLP	229,576	USD	248,608	7/11/2018	HUS	-	(19,032)	(19,032)
CLP	229,576	USD	251,435	7/11/2018	HUS	-	(21,859)	(21,859)
CLP	229,576	USD	249,158	7/11/2018	HUS	-	(19,582)	(19,582)
CLP	229,576	USD	248,929	7/11/2018	HUS	-	(19,353)	(19,353)
CLP	229,576	USD	248,423	7/11/2018	HUS	-	(18,847)	(18,847)
CLP	233,828	USD	256,899	7/11/2018	HUS	-	(23,071)	(23,071)
CLP	243,490	USD	267,983	7/11/2018	HUS	-	(24,493)	(24,493)
CLP	243,898	USD	267,936	7/11/2018	HUS	-	(24,038)	(24,038)
CLP	243,898	USD	267,913	7/11/2018	HUS	-	(24,015)	(24,015)
CLP	249,416	USD	271,361	7/11/2018	HUS	-	(21,945)	(21,945)
CLP	257,770	USD	282,885	7/11/2018	HUS	-	(25,115)	(25,115)
CLP	258,273	USD	282,488	7/11/2018	HUS	-	(24,215)	(24,215)
CLP	278,274	USD	301,998	7/11/2018	HUS	-	(23,724)	(23,724)
CLP	302,913	USD	332,097	7/11/2018	HUS	-	(29,184)	(29,184)
CLP	306,102	USD	331,557	7/11/2018	HUS	-	(25,455)	(25,455)
CLP	306,102	USD	331,228	7/11/2018	HUS	-	(25,126)	(25,126)
CLP	306,102	USD	332,579	7/11/2018	HUS	-	(26,477)	(26,477)
CLP	306,102	USD	334,717	7/11/2018	HUS	-	(28,615)	(28,615)
CLP	306,102	USD	336,440	7/11/2018	HUS	-	(30,338)	(30,338)
CLP	306,102	USD	331,780	7/11/2018	HUS	-	(25,678)	(25,678)
CLP	319,808	USD	351,629	7/11/2018	HUS	-	(31,821)	(31,821)
CLP	339,374	USD	372,772	7/11/2018	HUS	-	(33,398)	(33,398)
CLP	343,383	USD	376,321	7/11/2018	HUS	-	(32,938)	(32,938)
CLP	354,433	USD	388,979	7/11/2018	HUS	-	(34,546)	(34,546)
CLP	362,370	USD	397,029	7/11/2018	HUS	-	(34,659)	(34,659)
CLP	362,787	USD	394,706	7/11/2018	HUS	-	(31,919)	(31,919)
CLP	382,627	USD	421,017	7/11/2018	HUS	-	(38,390)	(38,390)
CLP	382,627	USD	420,663	7/11/2018	HUS	-	(38,036)	(38,036)
CLP	382,627	USD	418,985	7/11/2018	HUS	-	(36,358)	(36,358)
CLP	382,627	USD	417,195	7/11/2018	HUS	-	(34,568)	(34,568)
CLP	382,627	USD	420,394	7/11/2018	HUS	-	(37,767)	(37,767)
CLP	382,627	USD	414,470	7/11/2018	HUS	-	(31,843)	(31,843)
CLP	382,627	USD	414,463	7/11/2018	HUS	-	(31,836)	(31,836)
CLP	401,758	USD	441,139	7/11/2018	HUS	-	(39,381)	(39,381)
CLP	430,455	USD	470,876	7/11/2018	HUS	-	(40,421)	(40,421)
CLP	445,446	USD	489,933	7/11/2018	HUS	-	(44,487)	(44,487)
CLP	459,152	USD	505,484	7/11/2018	HUS	-	(46,332)	(46,332)
CLP	459,152	USD	504,159	7/11/2018	HUS	-	(45,007)	(45,007)
CLP	459,152	USD	503,246	7/11/2018	HUS	-	(44,094)	(44,094)
CLP	459,152	USD	497,417	7/11/2018	HUS	-	(38,265)	(38,265)
CLP	535,678	USD	588,978	7/11/2018	HUS	-	(53,300)	(53,300)
CLP	535,678	USD	587,249	7/11/2018	HUS	-	(51,571)	(51,571)
CLP	612,203	USD	669,882	7/11/2018	HUS	-	(57,679)	(57,679)
CLP	612,203	USD	669,893	7/11/2018	HUS	-	(57,690)	(57,690)
CLP	12,626,691	USD	13,635,237	7/11/2018	HUS	-	(1,008,546)	(1,008,546)
USD	1,486,866	CLP	1,377,457	7/11/2018	HUS	109,409	-	109,409
USD	1,324,700	CLP	1,224,406	7/11/2018	HUS	100,294	-	100,294
USD	1,153,916	CLP	1,071,356	7/11/2018	HUS	82,560	-	82,560
USD	1,102,525	CLP	1,041,123	7/11/2018	HUS	61,402	-	61,402
USD	1,102,491	CLP	1,041,123	7/11/2018	HUS	61,368	-	61,368
USD	1,090,768	CLP	1,033,093	7/11/2018	HUS	57,675	-	57,675
USD	1,075,473	CLP	994,830	7/11/2018	HUS	80,643	-	80,643

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,039,103	CLP	969,322	7/11/2018	HUS	$69,781	$-	$69,781
USD	996,877	CLP	918,305	7/11/2018	HUS	78,572	-	78,572
USD	847,595	CLP	803,517	7/11/2018	HUS	44,078	-	44,078
USD	831,703	CLP	785,409	7/11/2018	HUS	46,294	-	46,294
USD	826,353	CLP	783,127	7/11/2018	HUS	43,226	-	43,226
USD	799,388	CLP	757,450	7/11/2018	HUS	41,938	-	41,938
USD	792,890	CLP	748,878	7/11/2018	HUS	44,012	-	44,012
USD	789,803	CLP	736,244	7/11/2018	HUS	53,559	-	53,559
USD	767,168	CLP	726,991	7/11/2018	HUS	40,177	-	40,177
USD	767,391	CLP	726,991	7/11/2018	HUS	40,400	-	40,400
USD	708,798	CLP	662,131	7/11/2018	HUS	46,667	-	46,667
USD	695,514	CLP	646,869	7/11/2018	HUS	48,645	-	48,645
USD	659,498	CLP	615,936	7/11/2018	HUS	43,562	-	43,562
USD	659,347	CLP	615,936	7/11/2018	HUS	43,411	-	43,411
USD	635,490	CLP	612,203	7/11/2018	HUS	23,287	-	23,287
USD	558,464	CLP	535,678	7/11/2018	HUS	22,786	-	22,786
USD	557,169	CLP	535,678	7/11/2018	HUS	21,491	-	21,491
USD	547,628	CLP	535,678	7/11/2018	HUS	11,950	-	11,950
USD	566,050	CLP	526,521	7/11/2018	HUS	39,529	-	39,529
USD	482,625	CLP	459,152	7/11/2018	HUS	23,473	-	23,473
USD	470,967	CLP	459,152	7/11/2018	HUS	11,815	-	11,815
USD	477,479	CLP	459,152	7/11/2018	HUS	18,327	-	18,327
USD	483,156	CLP	456,633	7/11/2018	HUS	26,523	-	26,523
USD	468,915	CLP	437,145	7/11/2018	HUS	31,770	-	31,770
USD	466,331	CLP	433,644	7/11/2018	HUS	32,687	-	32,687
USD	444,306	CLP	416,107	7/11/2018	HUS	28,199	-	28,199
USD	433,357	CLP	410,821	7/11/2018	HUS	22,536	-	22,536
USD	429,139	CLP	401,758	7/11/2018	HUS	27,381	-	27,381
USD	413,441	CLP	387,410	7/11/2018	HUS	26,031	-	26,031
USD	402,505	CLP	382,627	7/11/2018	HUS	19,878	-	19,878
USD	402,356	CLP	382,627	7/11/2018	HUS	19,729	-	19,729
USD	401,845	CLP	382,627	7/11/2018	HUS	19,218	-	19,218
USD	413,332	CLP	382,627	7/11/2018	HUS	30,705	-	30,705
USD	412,079	CLP	382,627	7/11/2018	HUS	29,452	-	29,452
USD	386,775	CLP	365,306	7/11/2018	HUS	21,469	-	21,469
USD	360,926	CLP	350,741	7/11/2018	HUS	10,185	-	10,185
USD	363,468	CLP	344,364	7/11/2018	HUS	19,104	-	19,104
USD	337,004	CLP	315,667	7/11/2018	HUS	21,337	-	21,337
USD	336,949	CLP	315,667	7/11/2018	HUS	21,282	-	21,282
USD	322,165	CLP	306,102	7/11/2018	HUS	16,063	-	16,063
USD	321,311	CLP	306,102	7/11/2018	HUS	15,209	-	15,209
USD	332,005	CLP	306,102	7/11/2018	HUS	25,903	-	25,903
USD	330,861	CLP	306,102	7/11/2018	HUS	24,759	-	24,759
USD	243,068	CLP	229,576	7/11/2018	HUS	13,492	-	13,492
USD	242,515	CLP	229,576	7/11/2018	HUS	12,939	-	12,939
USD	249,727	CLP	229,576	7/11/2018	HUS	20,151	-	20,151
USD	248,266	CLP	229,576	7/11/2018	HUS	18,690	-	18,690
USD	232,138	CLP	216,822	7/11/2018	HUS	15,316	-	15,316
USD	166,490	CLP	153,051	7/11/2018	HUS	13,439	-	13,439
USD	166,478	CLP	153,051	7/11/2018	HUS	13,427	-	13,427
USD	165,984	CLP	153,051	7/11/2018	HUS	12,933	-	12,933
USD	165,805	CLP	153,051	7/11/2018	HUS	12,754	-	12,754
USD	165,543	CLP	153,051	7/11/2018	HUS	12,492	-	12,492
USD	116,069	CLP	108,411	7/11/2018	HUS	7,658	-	7,658
USD	79,330	CLP	76,525	7/11/2018	HUS	2,805	-	2,805
USD	83,338	CLP	76,525	7/11/2018	HUS	6,813	-	6,813
USD	32,826	CLP	31,886	7/11/2018	HUS	940	-	940
USD	18,924,142	BRL	18,125,529	8/2/2018	HUS	798,613	-	798,613
USD	1,951,204	BRL	1,902,538	8/2/2018	HUS	48,666	-	48,666

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,316,575	BRL	1,284,381	8/2/2018	HUS	$32,194	$-	$32,194
USD	1,207,236	BRL	1,177,349	8/2/2018	HUS	29,887	-	29,887
USD	1,120,737	BRL	1,091,911	8/2/2018	HUS	28,826	-	28,826
USD	575,293	BRL	559,955	8/2/2018	HUS	15,338	-	15,338
USD	449,497	BRL	437,069	8/2/2018	HUS	12,428	-	12,428
USD	438,893	BRL	437,069	8/2/2018	HUS	1,824	-	1,824
USD	285,218	BRL	282,810	8/2/2018	HUS	2,408	-	2,408
USD	283,476	BRL	282,810	8/2/2018	HUS	666	-	666
USD	234,852	BRL	231,390	8/2/2018	HUS	3,462	-	3,462
USD	211,132	BRL	205,680	8/2/2018	HUS	5,452	-	5,452
USD	208,636	BRL	205,680	8/2/2018	HUS	2,956	-	2,956
USD	208,032	BRL	205,680	8/2/2018	HUS	2,352	-	2,352
USD	206,924	BRL	205,680	8/2/2018	HUS	1,244	-	1,244
USD	206,573	BRL	205,680	8/2/2018	HUS	893	-	893
USD	206,970	BRL	205,680	8/2/2018	HUS	1,290	-	1,290
USD	181,136	BRL	179,970	8/2/2018	HUS	1,166	-	1,166
USD	181,752	BRL	179,970	8/2/2018	HUS	1,782	-	1,782
USD	181,691	BRL	179,970	8/2/2018	HUS	1,721	-	1,721
USD	181,724	BRL	179,970	8/2/2018	HUS	1,754	-	1,754
USD	157,951	BRL	154,260	8/2/2018	HUS	3,691	-	3,691
USD	156,526	BRL	154,260	8/2/2018	HUS	2,266	-	2,266
USD	156,117	BRL	154,260	8/2/2018	HUS	1,857	-	1,857
USD	155,234	BRL	154,260	8/2/2018	HUS	974	-	974
USD	155,812	BRL	154,260	8/2/2018	HUS	1,552	-	1,552
USD	155,236	BRL	154,260	8/2/2018	HUS	976	-	976
USD	155,755	BRL	154,260	8/2/2018	HUS	1,495	-	1,495
USD	155,183	BRL	154,260	8/2/2018	HUS	923	-	923
USD	155,329	BRL	154,260	8/2/2018	HUS	1,069	-	1,069
USD	130,011	BRL	128,550	8/2/2018	HUS	1,461	-	1,461
USD	130,066	BRL	128,550	8/2/2018	HUS	1,516	-	1,516
USD	129,373	BRL	128,550	8/2/2018	HUS	823	-	823
USD	129,433	BRL	128,550	8/2/2018	HUS	883	-	883
USD	105,385	BRL	102,840	8/2/2018	HUS	2,545	-	2,545
USD	104,040	BRL	102,840	8/2/2018	HUS	1,200	-	1,200
USD	104,062	BRL	102,840	8/2/2018	HUS	1,222	-	1,222
USD	104,041	BRL	102,840	8/2/2018	HUS	1,201	-	1,201
USD	103,499	BRL	102,840	8/2/2018	HUS	659	-	659
USD	77,660	BRL	77,130	8/2/2018	HUS	530	-	530
USD	77,886	BRL	77,130	8/2/2018	HUS	756	-	756
USD	77,545	BRL	77,130	8/2/2018	HUS	415	-	415
USD	52,869	BRL	51,420	8/2/2018	HUS	1,449	-	1,449
USD	26,364	BRL	25,710	8/2/2018	HUS	654	-	654
CLP	5,204,076	USD	5,665,722	8/10/2018	HUS	-	(461,646)	(461,646)
USD	568,627	CLP	559,006	8/10/2018	HUS	9,621	-	9,621
USD	355,658	CLP	349,379	8/10/2018	HUS	6,279	-	6,279
USD	331,637	CLP	326,087	8/10/2018	HUS	5,550	-	5,550
USD	313,320	CLP	306,122	8/10/2018	HUS	7,198	-	7,198
USD	236,998	CLP	232,919	8/10/2018	HUS	4,079	-	4,079
USD	238,957	CLP	229,592	8/10/2018	HUS	9,365	-	9,365
USD	237,057	CLP	229,592	8/10/2018	HUS	7,465	-	7,465
USD	236,519	CLP	229,592	8/10/2018	HUS	6,927	-	6,927
USD	236,705	CLP	229,592	8/10/2018	HUS	7,113	-	7,113
USD	235,055	CLP	229,592	8/10/2018	HUS	5,463	-	5,463
USD	235,335	CLP	229,592	8/10/2018	HUS	5,743	-	5,743
USD	236,191	CLP	229,592	8/10/2018	HUS	6,599	-	6,599
USD	237,399	CLP	229,592	8/10/2018	HUS	7,807	-	7,807
USD	234,860	CLP	229,592	8/10/2018	HUS	5,268	-	5,268
USD	239,479	CLP	229,592	8/10/2018	HUS	9,887	-	9,887
USD	233,427	CLP	229,592	8/10/2018	HUS	3,835	-	3,835

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	202,948	CLP	197,498	8/10/2018	HUS	$5,450	$-	$5,450
USD	159,599	CLP	153,061	8/10/2018	HUS	6,538	-	6,538
USD	159,670	CLP	153,061	8/10/2018	HUS	6,609	-	6,609
USD	159,847	CLP	153,061	8/10/2018	HUS	6,786	-	6,786
USD	156,699	CLP	153,061	8/10/2018	HUS	3,638	-	3,638
USD	158,180	CLP	153,061	8/10/2018	HUS	5,119	-	5,119
USD	157,858	CLP	153,061	8/10/2018	HUS	4,797	-	4,797
USD	157,925	CLP	153,061	8/10/2018	HUS	4,864	-	4,864
USD	157,602	CLP	153,061	8/10/2018	HUS	4,541	-	4,541
USD	157,866	CLP	153,061	8/10/2018	HUS	4,805	-	4,805
USD	157,617	CLP	153,061	8/10/2018	HUS	4,556	-	4,556
USD	157,993	CLP	153,061	8/10/2018	HUS	4,932	-	4,932
USD	157,773	CLP	153,061	8/10/2018	HUS	4,712	-	4,712
USD	157,068	CLP	153,061	8/10/2018	HUS	4,007	-	4,007
USD	158,371	CLP	153,061	8/10/2018	HUS	5,310	-	5,310
USD	158,171	CLP	153,061	8/10/2018	HUS	5,110	-	5,110
USD	158,108	CLP	153,061	8/10/2018	HUS	5,047	-	5,047
USD	157,297	CLP	153,061	8/10/2018	HUS	4,236	-	4,236
USD	157,851	CLP	153,061	8/10/2018	HUS	4,790	-	4,790
USD	158,203	CLP	153,061	8/10/2018	HUS	5,142	-	5,142
USD	156,663	CLP	153,061	8/10/2018	HUS	3,602	-	3,602
USD	157,107	CLP	153,061	8/10/2018	HUS	4,046	-	4,046
USD	156,686	CLP	153,061	8/10/2018	HUS	3,625	-	3,625
USD	155,892	CLP	153,061	8/10/2018	HUS	2,831	-	2,831
USD	155,820	CLP	153,061	8/10/2018	HUS	2,759	-	2,759
USD	156,789	CLP	153,061	8/10/2018	HUS	3,728	-	3,728
USD	156,194	CLP	153,061	8/10/2018	HUS	3,133	-	3,133
USD	156,323	CLP	153,061	8/10/2018	HUS	3,262	-	3,262
USD	156,669	CLP	153,061	8/10/2018	HUS	3,608	-	3,608
USD	155,952	CLP	153,061	8/10/2018	HUS	2,891	-	2,891
USD	156,725	CLP	153,061	8/10/2018	HUS	3,664	-	3,664
USD	142,198	CLP	139,751	8/10/2018	HUS	2,447	-	2,447
USD	111,641	CLP	108,624	8/10/2018	HUS	3,017	-	3,017
USD	79,772	CLP	76,530	8/10/2018	HUS	3,242	-	3,242
USD	80,804	CLP	76,530	8/10/2018	HUS	4,274	-	4,274
USD	81,092	CLP	76,530	8/10/2018	HUS	4,562	-	4,562
USD	78,982	CLP	76,530	8/10/2018	HUS	2,452	-	2,452
USD	79,013	CLP	76,530	8/10/2018	HUS	2,483	-	2,483
USD	79,037	CLP	76,530	8/10/2018	HUS	2,507	-	2,507
USD	79,199	CLP	76,530	8/10/2018	HUS	2,669	-	2,669
USD	78,768	CLP	76,530	8/10/2018	HUS	2,238	-	2,238
USD	78,727	CLP	76,530	8/10/2018	HUS	2,197	-	2,197
USD	79,191	CLP	76,530	8/10/2018	HUS	2,661	-	2,661
USD	79,179	CLP	76,530	8/10/2018	HUS	2,649	-	2,649
USD	78,922	CLP	76,530	8/10/2018	HUS	2,392	-	2,392
USD	78,988	CLP	76,530	8/10/2018	HUS	2,458	-	2,458
USD	78,717	CLP	76,530	8/10/2018	HUS	2,187	-	2,187
USD	78,729	CLP	76,530	8/10/2018	HUS	2,199	-	2,199
USD	78,731	CLP	76,530	8/10/2018	HUS	2,201	-	2,201
USD	79,203	CLP	76,530	8/10/2018	HUS	2,673	-	2,673
USD	79,132	CLP	76,530	8/10/2018	HUS	2,602	-	2,602
USD	78,939	CLP	76,530	8/10/2018	HUS	2,409	-	2,409
USD	78,778	CLP	76,530	8/10/2018	HUS	2,248	-	2,248
USD	78,868	CLP	76,530	8/10/2018	HUS	2,338	-	2,338
USD	78,373	CLP	76,530	8/10/2018	HUS	1,843	-	1,843
USD	78,362	CLP	76,530	8/10/2018	HUS	1,832	-	1,832
USD	78,377	CLP	76,530	8/10/2018	HUS	1,847	-	1,847
USD	79,674	CLP	76,530	8/10/2018	HUS	3,144	-	3,144
USD	79,486	CLP	76,530	8/10/2018	HUS	2,956	-	2,956

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	78,889	CLP	76,530	8/10/2018	HUS	$2,359	$-	$2,359
USD	78,926	CLP	76,530	8/10/2018	HUS	2,396	-	2,396
USD	79,274	CLP	76,530	8/10/2018	HUS	2,744	-	2,744
USD	79,300	CLP	76,530	8/10/2018	HUS	2,770	-	2,770
USD	79,045	CLP	76,530	8/10/2018	HUS	2,515	-	2,515
USD	78,949	CLP	76,530	8/10/2018	HUS	2,419	-	2,419
USD	79,003	CLP	76,530	8/10/2018	HUS	2,473	-	2,473
USD	78,397	CLP	76,530	8/10/2018	HUS	1,867	-	1,867
USD	78,404	CLP	76,530	8/10/2018	HUS	1,874	-	1,874
USD	79,108	CLP	76,530	8/10/2018	HUS	2,578	-	2,578
USD	79,817	CLP	76,530	8/10/2018	HUS	3,287	-	3,287
USD	79,579	CLP	76,531	8/10/2018	HUS	3,048	-	3,048
USD	79,488	CLP	76,531	8/10/2018	HUS	2,957	-	2,957
USD	79,535	CLP	76,531	8/10/2018	HUS	3,004	-	3,004
USD	78,587	CLP	76,531	8/10/2018	HUS	2,056	-	2,056
USD	78,553	CLP	76,531	8/10/2018	HUS	2,022	-	2,022
USD	77,932	CLP	76,531	8/10/2018	HUS	1,401	-	1,401
USD	78,478	CLP	76,531	8/10/2018	HUS	1,947	-	1,947
USD	78,036	CLP	76,531	8/10/2018	HUS	1,505	-	1,505
USD	77,931	CLP	76,531	8/10/2018	HUS	1,400	-	1,400
USD	78,389	CLP	76,531	8/10/2018	HUS	1,858	-	1,858
USD	78,273	CLP	76,531	8/10/2018	HUS	1,742	-	1,742
USD	78,129	CLP	76,531	8/10/2018	HUS	1,598	-	1,598
COP	68,108	USD	70,061	8/17/2018	HUS	-	(1,953)	(1,953)
COP	68,108	USD	70,604	8/17/2018	HUS	-	(2,496)	(2,496)
COP	68,108	USD	70,592	8/17/2018	HUS	-	(2,484)	(2,484)
COP	68,108	USD	70,419	8/17/2018	HUS	-	(2,311)	(2,311)
COP	68,108	USD	69,936	8/17/2018	HUS	-	(1,828)	(1,828)
USD	67,964	COP	68,108	8/17/2018	HUS	-	(144)	(144)
USD	68,469	COP	68,108	8/17/2018	HUS	361	-	361
USD	68,014	COP	68,108	8/17/2018	HUS	-	(94)	(94)
USD	67,858	COP	68,108	8/17/2018	HUS	-	(250)	(250)
USD	67,971	COP	68,108	8/17/2018	HUS	-	(137)	(137)
CNY	4,372,407	USD	4,420,058	8/24/2018	HUS	-	(47,651)	(47,651)
USD	304,363	CNY	301,545	8/24/2018	HUS	2,818	-	2,818
USD	228,248	CNY	226,159	8/24/2018	HUS	2,089	-	2,089
USD	228,248	CNY	226,159	8/24/2018	HUS	2,089	-	2,089
USD	227,985	CNY	226,159	8/24/2018	HUS	1,826	-	1,826
USD	152,099	CNY	150,773	8/24/2018	HUS	1,326	-	1,326
USD	151,018	CNY	150,773	8/24/2018	HUS	245	-	245
USD	151,176	CNY	150,773	8/24/2018	HUS	403	-	403
USD	75,474	CNY	75,386	8/24/2018	HUS	88	-	88
USD	75,360	CNY	75,386	8/24/2018	HUS	-	(26)	(26)
USD	75,389	CNY	75,386	8/24/2018	HUS	3	-	3
USD	75,020	CNY	75,386	8/24/2018	HUS	-	(366)	(366)
USD	75,369	CNY	75,386	8/24/2018	HUS	-	(17)	(17)
USD	75,210	CNY	75,386	8/24/2018	HUS	-	(176)	(176)
USD	1,613,292	CLP	1,607,020	9/12/2018	HUS	6,272	-	6,272
USD	1,613,099	CLP	1,607,020	9/12/2018	HUS	6,079	-	6,079
USD	1,539,023	CLP	1,530,495	9/12/2018	HUS	8,528	-	8,528
USD	1,308,411	CLP	1,300,921	9/12/2018	HUS	7,490	-	7,490
USD	1,305,664	CLP	1,300,921	9/12/2018	HUS	4,743	-	4,743
USD	77,532	CLP	76,525	9/12/2018	HUS	1,007	-	1,007
COP	68,015	USD	67,599	9/14/2018	HUS	416	-	416
USD	68,654	COP	68,015	9/14/2018	HUS	639	-	639
USD	68,210	COP	68,015	9/14/2018	HUS	195	-	195
USD	67,645	COP	68,015	9/14/2018	HUS	-	(370)	(370)
USD	67,628	COP	68,015	9/14/2018	HUS	-	(387)	(387)
USD	68,128	COP	68,015	9/14/2018	HUS	113	-	113

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	67,985	COP	68,015	9/14/2018	HUS	$-	$(30)	$(30)
USD	67,928	COP	68,015	9/14/2018	HUS	-	(87)	(87)
USD	67,513	COP	68,015	9/14/2018	HUS	-	(502)	(502)
USD	67,782	COP	68,015	9/14/2018	HUS	-	(233)	(233)
USD	14,058,122	HKD	14,057,423	7/12/2018	RBS	699	-	699
PEN	76,005	USD	76,402	8/13/2018	RBS	-	(397)	(397)
PEN	76,005	USD	76,469	8/13/2018	RBS	-	(464)	(464)
PEN	76,005	USD	76,356	8/13/2018	RBS	-	(351)	(351)
PEN	76,005	USD	76,317	8/13/2018	RBS	-	(312)	(312)
PEN	76,005	USD	76,370	8/13/2018	RBS	-	(365)	(365)
PEN	76,005	USD	76,324	8/13/2018	RBS	-	(319)	(319)
PEN	76,005	USD	76,335	8/13/2018	RBS	-	(330)	(330)
PEN	76,005	USD	76,140	8/13/2018	RBS	-	(135)	(135)
PEN	76,005	USD	76,239	8/13/2018	RBS	-	(234)	(234)
PEN	76,005	USD	76,145	8/13/2018	RBS	-	(140)	(140)
PEN	76,005	USD	76,515	8/13/2018	RBS	-	(510)	(510)
PEN	76,005	USD	76,557	8/13/2018	RBS	-	(552)	(552)
PEN	76,005	USD	76,602	8/13/2018	RBS	-	(597)	(597)
PEN	76,005	USD	76,514	8/13/2018	RBS	-	(509)	(509)
PEN	76,005	USD	76,588	8/13/2018	RBS	-	(583)	(583)
PEN	76,005	USD	76,541	8/13/2018	RBS	-	(536)	(536)
PEN	76,005	USD	76,427	8/13/2018	RBS	-	(422)	(422)
PEN	76,005	USD	76,451	8/13/2018	RBS	-	(446)	(446)
PEN	76,005	USD	76,471	8/13/2018	RBS	-	(466)	(466)
PEN	76,005	USD	76,750	8/13/2018	RBS	-	(745)	(745)
PEN	76,005	USD	76,944	8/13/2018	RBS	-	(939)	(939)
PEN	152,010	USD	153,232	8/13/2018	RBS	-	(1,222)	(1,222)
PEN	152,010	USD	153,214	8/13/2018	RBS	-	(1,204)	(1,204)
PEN	152,010	USD	153,713	8/13/2018	RBS	-	(1,703)	(1,703)
PEN	152,010	USD	153,753	8/13/2018	RBS	-	(1,743)	(1,743)
PEN	228,016	USD	227,930	8/13/2018	RBS	86	-	86
PEN	836,057	USD	836,721	8/13/2018	RBS	-	(664)	(664)
USD	151,851	PEN	152,010	8/13/2018	RBS	-	(159)	(159)
USD	151,341	PEN	152,010	8/13/2018	RBS	-	(669)	(669)
USD	152,309	PEN	152,010	8/13/2018	RBS	299	-	299
USD	152,221	PEN	152,010	8/13/2018	RBS	211	-	211
USD	152,008	PEN	152,010	8/13/2018	RBS	-	(2)	(2)
USD	151,606	PEN	152,010	8/13/2018	RBS	-	(404)	(404)
USD	151,557	PEN	152,010	8/13/2018	RBS	-	(453)	(453)
USD	151,487	PEN	152,010	8/13/2018	RBS	-	(523)	(523)
USD	151,804	PEN	152,010	8/13/2018	RBS	-	(206)	(206)
USD	151,846	PEN	152,010	8/13/2018	RBS	-	(164)	(164)
USD	151,938	PEN	152,010	8/13/2018	RBS	-	(72)	(72)
USD	76,220	PEN	76,005	8/13/2018	RBS	215	-	215
USD	76,250	PEN	76,005	8/13/2018	RBS	245	-	245
USD	76,011	PEN	76,005	8/13/2018	RBS	6	-	6
USD	75,677	PEN	76,005	8/13/2018	RBS	-	(328)	(328)
USD	75,671	PEN	76,005	8/13/2018	RBS	-	(334)	(334)
USD	75,723	PEN	76,005	8/13/2018	RBS	-	(282)	(282)
USD	75,716	PEN	76,005	8/13/2018	RBS	-	(289)	(289)
USD	75,872	PEN	76,005	8/13/2018	RBS	-	(133)	(133)
USD	75,990	PEN	76,005	8/13/2018	RBS	-	(15)	(15)

						$6,610,353	$(6,852,345)	$(241,992)

*	All values denominated in USD.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG
HUS	HSBC Bank (USA)
JPM	JPMorgan Chase Bank, N.A.
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris - French Stock Market Index
DAX	Deutsche Boerse AG German Stock Index
Euro Stoxx 50	Eurozone Blue-chip Index
FTSE 100	Financial Times Stock Exchange 100 Index
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index
FTSE/MIB	Borsa Italiana - Italian Stock Market Index
Hang Seng	Hong Kong Stock Market Index
IBEX	Bolsa de Madrid - Spanish Stock Market Index
KOSPI	South Korean Stock Market Index
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
NASDAQ	National Association of Securities Dealers Automated Quotations
Nikkei 225	Nikkei Stock Average
OMXS30	Stockholm Stock Exchange’s leading share index
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index
S&P/TSX	Canadian Equity Market Index
SPI 200	Australian Equity Market Index Future
TOPIX	Tokyo Stock Exchange Tokyo Price Index

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange
LME	London Metal Exchange
SGX	Singapore Stock Exchange

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany
Bund	German Federal Government Bond
Buxl	Long term debt that is issued by the Federal Republic of Germany
EURIBOR	Euro Interbank Offered Rate
GILT	Bank of England Bonds
OZ	Ounce
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
Schatz	Short term debt that is issued by the Federal Republic of Germany
Sugar #11	World Benchmark for raw sugar
ULSD	Ultra-low-sulfur diesel
WTI	West Texas Intermediate

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2018, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments
Investment Companies	$41,806,096	$-	$-	$41,806,096
U.S. Treasury Obligations	-	701,586,808	-	701,586,808

Total Investments in Securities - Assets	$41,806,096	$701,586,808	$-	$743,392,904

Financial Derivative Instruments - Assets
Futures Contracts	$20,800,129	$-	$-	$20,800,129
Forward Foreign Currency Contracts	-	6,610,353	-	6,610,353

Total Financial Derivative Instruments - Assets	$20,800,129	$6,610,353	$-	$27,410,482

Financial Derivative Instruments - Liabilities
Futures Contracts	$(6,414,488)	$-	$-	$(6,414,488)
Forward Foreign Currency Contracts	-	(6,852,345)	-	(6,852,345)

Total Financial Derivative Instruments - Liabilities	$(6,414,488)	$(6,852,345)	$-	$(13,266,833)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

SECURITIES HELD LONG - 101.59%
COMMON STOCKS - 11.34%
Consumer Discretionary - 2.52%
Hotels, Restaurants & Leisure - 0.55%
Tropicana Entertainment, Inc.A	7,137	$520,644

Media - 1.97%
Liberty Media Corp-Liberty SiriusXM, Tracking Stock, Class CA B	19,341	877,308
Naspers Ltd., Class N, Sponsored ADR	10,459	524,205
Tribune Media Co., Class A	12,392	474,242

		1,875,755

Total Consumer Discretionary		2,396,399

Consumer Staples - 3.79%
Beverages - 0.55%
Coca-Cola Co.	5,834	255,879
Molson Coors Brewing Co., Class B	3,971	270,187

		526,066

Food & Staples Retailing - 0.52%
Walgreens Boots Alliance, Inc.	3,902	234,179
Walmart, Inc.	3,033	259,776

		493,955

Food Products - 1.40%
Campbell Soup Co.	7,247	293,793
General Mills, Inc.	5,834	258,213
Kellogg Co.	3,762	262,851
Kraft Heinz Co.	4,278	268,744
Tyson Foods, Inc., Class A	3,500	240,975

		1,324,576

Household Products - 0.53%
Kimberly-Clark Corp.	2,369	249,550
Procter & Gamble Co.	3,275	255,647

		505,197

Personal Products - 0.53%
Unilever N.V.	8,959	499,195

Tobacco - 0.26%
Philip Morris International, Inc.	3,066	247,549

Total Consumer Staples		3,596,538

Energy - 0.63%
Oil, Gas & Consumable Fuels - 0.63%
Royal Dutch Shell PLC, Class A, Sponsored ADR	8,595	595,032

Financials - 1.18%
Banks - 0.46%
Bank of America Corp.	15,398	434,070

Insurance - 0.72%
XL Group Ltd.	12,282	687,178

Total Financials		1,121,248

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 11.34% (continued)
Health Care - 0.55%
Biotechnology - 0.27%
Shire PLC, ADR	1,540	$259,952

Pharmaceuticals - 0.28%
Takeda Pharmaceutical Co., Ltd., Sponsored ADR	12,587	263,068

Total Health Care		523,020

Industrials - 0.28%
Air Freight & Logistics - 0.25%
FedEx Corp.	1,029	233,645

Marine - 0.03%
Genco Shipping & Trading Ltd.A	1,876	29,078

Total Industrials		262,723

Information Technology - 1.28%
Internet Software & Services - 0.31%
SINA Corp.A	3,506	296,923

Semiconductors & Semiconductor Equipment - 0.97%
NXP Semiconductors N.V.A	8,436	921,802

Total Information Technology		1,218,725

Real Estate - 1.11%
Construction & Engineering - 0.26%
Williams Scotsman Corp.A	109,073	246,505

Equity Real Estate Investment Trusts (REITs) - 0.81%
GGP, Inc.	37,500	766,125

Real Estate Management & Development - 0.04%
Swire Pacific Ltd., Class B	23,175	41,236

Total Real Estate		1,053,866

Total Common Stocks (Cost $10,651,776)		10,767,551

WARRANTS - 2.65%
Consumer Discretionary - 1.35%
Hotels, Restaurants & Leisure - 1.25%
Del Taco Restaurants, Inc., 06/30/2020, Strike Price $11.50A	281,015	1,095,959
Lindblad Expeditions Holdings, Inc., 07/08/2020, Strike Price $11.50A	32,740	90,035

		1,185,994

Specialty Retail - 0.10%
Blink Charging Co., 02/08/2023, Strike Price $4.25A	55,292	94,549

Total Consumer Discretionary		1,280,543

Consumer Staples - 1.01%
Food Products - 1.01%
Hostess Brands, Inc., 11/04/2021, Strike Price $11.50A	189,837	322,723
Simply Good Foods Co., 07/07/2022, Strike Price $11.50A	151,928	635,059

		957,782

Total Consumer Staples		957,782

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

WARRANTS - 2.65% (continued)
Financials - 0.05%
Diversified Financial Services - 0.05%
Avista Healthcare Public Acquisition Corp., 12/02/2021, Strike Price $5.75A	61,402	$28,245
Stellar Acquisition III, Inc., 03/22/2022, Strike Price $11.50A	78,069	20,337

		48,582

Total Financials		48,582

Health Care - 0.01%
Biotechnology - 0.01%
BioTime, Inc., 10/01/2018, Strike Price $4.55A	94,395	5,673

Industrials - 0.10%
Trading Companies & Distributors - 0.10%
Nexeo Solutions, Inc., 06/09/2021, Strike Price $11.50A	163,845	93,572

Information Technology - 0.01%
Technology Hardware, Storage & Peripherals - 0.01%
Eastman Kodak Co., 09/03/2018, Strike Price $14.93A	12,613	656
Eastman Kodak Co., 09/03/2018, Strike Price $16.12A	203,651	10,182

		10,838

Total Information Technology		10,838

Materials - 0.12%
Chemicals - 0.12%
AgroFresh Solutions, Inc., 02/19/2019, Strike Price $11.50A	422,062	115,856

Total Warrants (Cost $2,516,123)		2,512,846

CONVERTIBLE PREFERRED STOCKS - 12.52%
Industrials - 0.74%
Machinery - 0.74%
Fortive Corp., Series A, 5.000%, Due 07/01/2021	700	705,761

Information Technology - 3.16%
Electronic Equipment, Instruments & Components - 3.16%
Belden, Inc., 6.750%, Due 07/15/2019	35,773	2,993,460

Utilities - 8.62%
Multi-Utilities - 5.51%
Dominion Energy, Inc., Series A, 6.750%, Due 08/15/2019	71,981	3,326,242
DTE Energy Co., 6.50%, Due 10/01/2019	26,921	1,382,431
Sempra Energy, Series A, 6.000%, Due 01/15/2021	5,000	520,650

		5,229,323

Independent Power & Renewable Electricity Producers - 3.11%
Vistra Energy Corp., 7.00%, Due 07/01/2019	31,199	2,952,985

Total Utilities		8,182,308

Total Convertible Preferred Stocks (Cost $11,984,019)		11,881,529

	Principal Amount

CORPORATE OBLIGATIONS - 11.12%
Communications - 1.31%
FireEye, Inc., 0.875%, Due 6/1/2024C	$1,320,000	1,243,746

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 11.12% (continued)
Consumer, Non-Cyclical - 4.27%
Ligand Pharmaceuticals, Inc., 0.750%, Due 5/15/2023C	$1,655,000	$1,711,768
Teladoc, Inc., 1.375%, Due 5/15/2025C	1,859,000	2,338,879

		4,050,647

Technology - 5.54%
Envestnet, Inc., 1.750%, Due 6/1/2023C	1,919,000	1,970,429
Five9, Inc., 0.125%, Due 5/1/2023C	1,975,000	2,062,712
MongoDB, Inc., 0.750%, Due 6/15/2024C	1,260,000	1,229,389

		5,262,530

Total Corporate Obligations (Cost $10,098,969)		10,556,923

CONVERTIBLE OBLIGATIONS - 12.89%
Basic Materials - 1.95%
Cleveland-Cliffs, Inc., 1.500%, Due 1/15/2025	1,511,000	1,852,032

Communications - 1.27%
Liberty Media Corp., 2.125%, Due 3/31/2048C	1,228,000	1,207,823

Consumer, Cyclical - 2.17%
RH, 0.000%, Due 7/15/2020C	1,625,000	2,062,801

Energy - 1.20%
Chesapeake Energy Corp., 5.500%, Due 9/15/2026	1,122,000	1,140,272

Financial - 2.48%
AXA S.A., 7.250%, Due 5/15/2021C	2,250,000	2,351,581

Technology - 3.82%
Akamai Technologies, Inc., 0.000%, Due 2/15/2019	1,389,000	1,391,805
New Relic, Inc., 0.500%, Due 5/1/2023C	2,028,000	2,232,094

		3,623,899

Total Convertible Obligations (Cost $11,849,484)		12,238,408

FOREIGN CORPORATE OBLIGATIONS - 5.58%
Communications - 2.36%
GDS Holdings Ltd., 2.000%, Due 6/1/2025C	2,159,000	2,237,532

Consumer, Non-Cyclical - 3.22%
Herbalife Nutrition Ltd., 2.625%, Due 3/15/2024C	1,271,000	1,345,905
Jazz Investments I Ltd., 1.500%, Due 8/15/2024C	1,646,000	1,714,862

		3,060,767

Total Foreign Corporate Obligations (Cost $5,121,089)		5,298,299

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.86%
Agency CMO Interest Only - 11.05%
Fannie Mae Interest Strip,
8.500%, Due 3/25/2023, 211 2	150,458	20,145
5.000%, Due 4/25/2034, 351 5	208,538	42,219
5.500%, Due 8/25/2035, 359 14	767,305	157,761
5.500%, Due 10/25/2035, 359 12	783,200	169,168
7.000%, Due 2/25/2037, 381 17	595,257	151,176
Fannie Mae REMIC Trust,
6.500%, Due 3/25/2027, 1997-9 H	560,425	72,918
7.000%, Due 10/25/2031, 2016-3 IK	710,900	142,997
4.500%, Due 12/25/2033, 2003-119 GI	97,149	25,918
5.000%, Due 3/25/2039, 2009-11 TID	689,073	140,809
5.000%, Due 5/25/2039, 2009-50 GI	1,057,087	157,246
5.000%, Due 2/25/2040, 2010-16 PI	107,963	17,252

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Principal Amount	Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.86% (continued)
Agency CMO Interest Only - 11.05% (continued)
5.500%, Due 12/25/2043, 2014-38 QI	$1,216,894	$344,059
5.000%, Due 5/25/2045, 2015-30 EI	1,259,212	250,857
5.000%, Due 10/25/2045, 2015-70 JI	1,019,543	217,384
5.500%, Due 7/25/2046, 2016-45 MI	2,316,932	524,362
Freddie Mac REMIC Trust,
5.500%, Due 10/15/2025, 3046 BI IO	998,417	106,387
5.500%, Due 3/15/2033, 2581 IL	678,522	146,428
5.500%, Due 4/15/2036, 4624 BI	1,887,945	380,185
1.000%, Due 3/15/2038, 3421 IO	6,238,514	238,687
3.000%, Due 12/15/2042, 4594 IJ	3,221,638	413,430
4.183%, Due 12/15/2042, 303 157D	1,394,859	311,757
6.000%, Due 6/15/2045, 4496 ID	1,017,007	204,515
Ginnie Mae REMIC Trust,
5.000%, Due 6/20/2035, 2014-183 IM	1,376,332	295,268
5.500%, Due 9/20/2036, 2016-78 TI	2,453,512	233,769
5.000%, Due 9/20/2038, 2016-12 KI	876,646	197,659
5.500%, Due 5/16/2039, 2009-76 GI	780,993	122,507
4.500%, Due 1/16/2040, 2016-44 PI	1,584,485	331,324
4.000%, Due 2/20/2040, 2015-162 LI	1,195,143	223,448
6.000%, Due 9/20/2040, 2016-75 IO	1,527,097	350,298
3.500%, Due 10/20/2041, 2013-81 PI	3,496,812	429,697
5.000%, Due 5/16/2042, 2013-44 IB	1,056,623	264,945
3.500%, Due 5/16/2042, 2015-84 IO	3,004,974	603,744
5.500%, Due 1/20/2044, 2014-2 TI	290,052	55,704
5.000%, Due 12/16/2045, 2015-180 CI	1,704,533	386,726
4.500%, Due 5/20/2046, 2016-69 WI	2,129,484	468,030
3.500%, Due 11/20/2046, 2016-163 MI	3,953,271	505,449
1.995%, Due 6/20/2065, 2015-H17 BID E	3,711,160	412,867
1.392%, Due 2/20/2066, 2016-H04 KID E	4,277,558	342,205
1.730%, Due 2/20/2066, 2016-H07 NID E	4,270,737	437,751
2.566%, Due 4/20/2066, 2016-H13 EID E	3,626,114	398,873
1.660%, Due 2/20/2068, 2018-H02 NI, IOD	1,505,949	193,891

		10,489,815

Agency CMO Interest Only Inverse Floater - 2.81%
Fannie Mae REMIC Trust,
5.659%, Due 3/25/2032, 2002-8 SC, (1-mo. LIBOR + 7.750%)F	442,231	74,165
5.500%, Due 7/25/2033, 2004-62 TP, (1-mo. LIBOR + 38.500%)F	1,557,375	316,722
4.539%, Due 7/25/2035, 2005-66 LS, (1-mo. LIBOR + 6.630%)F	1,836,561	314,366
4.519%, Due 7/25/2036, 2007-28 GS, (1-mo. LIBOR + 6.610%)F	672,250	98,626
Freddie Mac REMIC Trust,
8.794%, Due 7/15/2033, 2647 IV, (1-mo. LIBOR + 13.750%)F	495,705	243,134
3.977%, Due 3/15/2035, 2950 SN, (1-mo. LIBOR + 6.050%)F	626,027	76,180
4.627%, Due 10/15/2036, 3232 ST, (1-mo. LIBOR + 6.700%)F	150,805	21,094
4.377%, Due 3/15/2037, 3284 BI IO, (1-mo. LIBOR + 6.450%)F	879,078	140,555
5.057%, Due 7/15/2037, 3355 KI, (1-mo. LIBOR + 7.130%)F	1,657,891	186,242
3.957%, Due 9/15/2037, 3368 AI, (1-mo. LIBOR + 6.030%)F	1,102,942	139,828
4.028%, Due 9/15/2041, 3997 ES, (1-mo. LIBOR + 6.930%)F	20,670	19,726
0.331%, Due 4/15/2043, 4517 KI, (1-mo. LIBOR + 1.071%)F	3,508,955	75,287
Ginnie Mae REMIC Trust,
5.415%, Due 6/16/2032, 2002-41 SY, (1-mo. LIBOR + 7.500%)F	79,476	9,036
5.615%, Due 2/16/2033, 2003-11 SK, (1-mo. LIBOR + 7.700%)F	190,720	22,535
5.566%, Due 6/20/2033, 2004-56 S, (1-mo. LIBOR + 7.650%)F	325,587	61,002
4.345%, Due 10/16/2033, 2003-92 SN, (1-mo. LIBOR + 6.430%)F	134,876	16,865
4.516%, Due 11/20/2033, 2003-98 SC, (1-mo. LIBOR + 6.600%)F	965,260	158,303
5.016%, Due 6/20/2034, 2004-46 S, (1-mo. LIBOR + 7.100%)F	2,067,709	349,845
4.016%, Due 9/20/2034, 2004-86 SP, (1-mo. LIBOR + 6.100%)F	117,995	10,747
4.016%, Due 1/20/2035, 2009-25 SB, (1-mo. LIBOR + 6.100%)F	237,063	994
4.475%, Due 11/16/2036, 2008-83 SD, (1-mo. LIBOR + 6.560%)F	78,181	11,974
3.916%, Due 5/20/2040, 2016-75 SA, (1-mo. LIBOR + 6.000%)F	2,713,773	321,288

		2,668,514

Total Collateralized Mortgage Obligations (Cost $13,549,827)		13,158,329

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

INVESTMENT COMPANIES - 16.94%
Closed-End Funds - 16.94%
Aberdeen Asia-Pacific Income Fund, Inc.	173,654	$750,185
Altaba, Inc.A	22,565	1,651,984
BlackRock Corporate High Yield Fund, Inc.	43,203	451,903
BlackRock Investment Quality Municipal Trust, Inc.	15,134	212,935
BlackRock Muni Intermediate Duration Fund, Inc.	18,700	247,027
DWS Strategic Municipal Income Trust	16,320	177,562
Highland Floating Rate Opportunities FundA	133,441	2,084,348
Invesco Dynamic Credit Opportunities Fund	57,116	663,688
Invesco Municipal Opportunity Trust	25,800	302,892
Invesco Senior Income Trust	246,339	1,054,331
Nuveen AMT-Free Quality Municipal Income Fund	47,198	614,046
Nuveen California Quality Municipal Income Fund	39,743	530,967
Nuveen Credit Strategies Income Fund	82,772	658,037
Nuveen New York AMT-Free Quality Municipal Income Fund	27,153	332,081
Nuveen Quality Municipal Income Fund	28,073	373,371
Pershing Square Holdings Ltd./FundA	171,235	2,500,031
PGIM Short Duration High Yield Fund, Inc.	107,660	1,507,240
Putnam Municipal Opportunities Trust	17,277	201,795
Voya Prime Rate Trust	206,260	1,037,488
Western Asset Global High Income Fund, Inc.	24,687	225,146
Western Asset High Income Opportunity Fund, Inc.	104,163	502,066

Total Closed-End Funds		16,079,123

Total Investment Companies (Cost $16,218,680)		16,079,123

EXCHANGE-TRADED INSTRUMENTS - 3.24%
Exchange-Traded Funds - 2.19%
CurrencyShares Japanese Yen Trust ETFA	8,000	691,760
Lyxor Bund Daily Inverse UCITS ETFA	35,000	1,389,805

Total Exchange-Traded Funds		2,081,565

Exchange-Traded Notes - 1.05%
ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN	63,984	990,197

Total Exchange-Traded Instruments (Cost $3,285,416)		3,071,762

SHORT-TERM INVESTMENTS - 11.45% (Cost $10,863,142)
Investment Companies - 11.45%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%G H	10,863,142	10,863,142

TOTAL SECURITIES HELD LONG (Cost $96,138,525)		96,427,912

SECURITIES HELD SHORT – (41.64%)
COMMON STOCKS - (38.83%)
Consumer Discretionary - (6.61%)
Hotels, Restaurants & Leisure - (3.41%)
Del Taco Restaurants, Inc.A	(202,801)	(2,875,718)
Lindblad Expeditions Holdings, Inc.A	(27,229)	(360,784)

		(3,236,502)

Media - (1.26%)
Sinclair Broadcast Group, Inc., Class A	(2,851)	(91,660)
Sirius XM Holdings, Inc.	(163,269)	(1,105,331)

		(1,196,991)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (38.83%) (continued)
Consumer Discretionary - (6.61%) (continued)
Specialty Retail - (1.94%)
Blink Charging Co.A	(39,369)	$(201,963)
Restoration HardwareA	(11,700)	(1,634,490)

		(1,836,453)

Total Consumer Discretionary		(6,269,946)

Consumer Staples - (4.00%)
Food Products - (2.76%)
Hostess Brands, Inc.A	(77,491)	(1,053,878)
Simply Good Foods Co.A	(108,312)	(1,564,025)

		(2,617,903)

Personal Products - (1.24%)
Herbalife Nutrition Ltd.A	(12,683)	(681,331)
Unilever PLC, Sponsored ADR	(8,959)	(495,253)

		(1,176,584)

Total Consumer Staples		(3,794,487)

Energy - (0.98%)
Oil, Gas & Consumable Fuels - (0.98%)
Chesapeake Energy Corp.A	(58,946)	(308,877)
Royal Dutch Shell PLC, Sponsored ADR	(8,595)	(624,427)

		(933,304)

Total Energy		(933,304)

Financials - (2.46%)
Banks - (0.87%)
Bank of America Corp.A	(32,083)	(19,571)
Zions Bancorp	(15,382)	(810,477)

		(830,048)

Diversified Financial Services - (1.59%)
AXA Equitable Holdings, Inc.A	(73,171)	(1,508,054)

Total Financials		(2,338,102)

Health Care - (3.30%)
Biotechnology - (0.94%)
BioTime, Inc.A	(451)	(929)
Ligand Pharmaceuticals, Inc.A	(4,301)	(891,038)

		(891,967)

Health Care Technology - (1.68%)
Teladoc, Inc.A	(27,406)	(1,590,919)

Pharmaceuticals - (0.68%)
Jazz Pharmaceuticals PLCA	(3,750)	(646,125)

Total Health Care		(3,129,011)

Industrials - (0.84%)
Air Freight & Logistics - (0.25%)
United Parcel Service, Inc., Class B	(2,189)	(232,537)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (38.83%) (continued)
Industrials - (0.84%) (continued)
Machinery - (0.40%)
Fortive Corp.	(4,798)	$(369,974)
Genco Shipping & Trading Ltd.A	(10,000)	(10,000)

		(379,974)

Trading Companies & Distributors - (0.19%)
Nexeo Solutions, Inc.A	(20,235)	(184,746)

Total Industrials		(797,257)

Information Technology - (13.29%)
Electronic Equipment, Instruments & Components - (2.64%)
Belden, Inc.	(40,998)	(2,505,798)

Internet Software & Services - (8.84%)
Alibaba Group Holding Ltd., Sponsored ADRA	(19,544)	(3,625,998)
Envestnet, Inc.A	(18,099)	(994,540)
Five9, Inc.A	(33,756)	(1,166,945)
MongoDB, Inc.A	(10,468)	(519,527)
New Relic, Inc.A	(11,925)	(1,199,536)
Tencent Holdings Ltd., ADR	(11,536)	(579,684)
Weibo Corp., Sponsored ADRA	(3,499)	(310,571)

		(8,396,801)

IT Services - (1.11%)
GDS Holdings Ltd., ADRA	(26,299)	(1,054,327)

Software - (0.70%)
FireEye, Inc.A	(31,588)	(486,139)
VMware, Inc., Class AA	(1,200)	(176,364)

		(662,503)

Total Information Technology		(12,619,429)

Materials - (1.27%)
Chemicals - (0.16%)
AgroFresh Solutions, Inc.A	(21,722)	(152,271)

Metals & Mining - (1.11%)
Cleveland-Cliffs, Inc.A	(124,590)	(1,050,294)

Total Materials		(1,202,565)

Real Estate - (0.34%)
Construction & Engineering - (0.30%)
Willscot Corp.A	(19,205)	(284,234)

Real Estate Management & Development - (0.04%)
Swire Pacific Ltd., Class A	(3,642)	(38,576)

Total Real Estate		(322,810)

Utilities - (5.74%)
Independent Power & Renewable Electricity Producers - (1.98%)
Vistra Energy Corp.A	(79,583)	(1,882,934)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (38.83%) (continued)
Multi-Utilities - (3.76%)
Dominion Energy, Inc.	(37,796)	$(2,576,931)
DTE Energy Co.	(6,495)	(673,077)
Sempra Energy	(2,750)	(319,302)

		(3,569,310)

Total Utilities		(5,452,244)

TOTAL COMMON STOCKS (Proceeds $(36,303,478))		(36,859,155)

	Principal Amount

CORPORATE OBLIGATIONS - (2.06%)
Energy - (0.86%)
Chesapeake Energy Corp., 8.000%, Due 6/15/2027	$(801,000)	(815,018)

Information Technology - (0.36%)
FireEye, Inc., 1.625%, Due 6/1/2035, Series B	(377,000)	(344,353)

Materials - (0.84%)
Cleveland-Cliffs, Inc., 5.750%, Due 3/1/2025	(839,000)	(794,952)

TOTAL CORPORATE OBLIGATIONS (Proceeds $(1,960,819))		(1,954,323)

	Shares

EXCHANGE-TRADED INSTRUMENTS - (0.75%)
Exchange-Traded Funds - (0.75%)
CurrencyShares Euro Currency Trust ETFA	(493)	(55,246)
Direxion Daily Gold Miners Index Bear 3X Shares ETF	(9,244)	(223,890)
Direxion Daily Gold Miners Index Bull 3X Shares ETF	(17,368)	(422,563)
VanEck Vectors Gold Miners ETF	(239)	(5,332)

Total Exchange-Traded Funds		(707,031)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(986,728))		(707,031)

TOTAL SECURITITES SOLD SHORT (Proceeds $(39,251,025))		(39,520,509)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 101.59% (Cost $96,138,525)		96,427,912
TOTAL PURCHASED OPTIONS - 5.51% (Premiums Paid $7,722,870)		5,227,144
TOTAL WRITTEN OPTIONS - (0.57%) (Premiums Received $(467,933))		(545,033)
TOTAL SECURITIES SOLD SHORT - (41.64%) (Proceeds $(39,251,025))		(39,520,509)
OTHER ASSETS, NET OF LIABILITIES - 35.11%		33,329,256

NET ASSETS - 100.00%		$94,918,770

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $23,709,521 or 24.98% of net assets. The Fund has no right to demand registration of these securities.

D Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

E Value was determined using significant unobservable inputs.

F Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2018.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

ADR - American Depositary Receipt.

Bund - German Federal Government Bond.

CMO - Collateralized Mortgage Obligation.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

UCITS - Undertaking for Collective Investments in Transferable Securities.

Futures Contracts Open on June 30, 2018:

Long Futures Contracts

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOE VIX Futures	51	July 2018	$696,150	$817,275	$121,125
CBOE VIX Futures	26	August 2018	413,920	425,750	11,830
Mini MSCI Emerging Markets Index Futures	10	September 2018	517,650	531,650	14,000

			$1,627,720	$1,774,675	$146,955

Short Futures Contracts

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	35	September 2018	$(2,964,571)	$(2,883,125)	$81,446
S&P 500 E-Mini Index Futures	72	September 2018	(9,940,275)	(9,797,760)	142,515

			$(12,904,846)	$(12,680,885)	$223,961

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Euro Currency Futures	44	September 2018	$(6,455,812)	$(6,455,075)	$737

			$(6,455,812)	$(6,455,075)	$737

OTC Swap Agreements Outstanding on June 30, 2018:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	Dell Technologies, Inc.	DUB	2.720%	8/3/2018	14,132	1,242,344	$-	$(47,060)
Pay	1-Month USD-LIBOR	Zions Bancorporation	DUB	3.270%	8/3/2018	215,601	5,081,716	-	(705,015)
Receive	1-Month USD-LIBOR	Zions Bancorporation	DUB	1.770%	8/3/2018	195,340	10,941,298	-	648,833
Receive	1-Month USD-LIBOR	VMware, Inc.	DUB	0.970%	10/23/2018	2,092	315,453	-	7,992

								$-	$(95,250)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

Purchased Options Contracts Open on June 30, 2018:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - Altaba, Inc.	CCP	65.00	7/20/2018	USD	300	30,000	$246,545	$248,700	$2,155
Call - Dominion Energy, Inc.	CCP	70.00	7/20/2018	USD	88	8,800	487	3,520	3,033
Call - Tapestry, Inc.	CCP	65.00	8/17/2018	USD	90	9,000	3,351	225	(3,126)
Put - Vistra Energy Corp.	CCP	10.00	9/21/2018	USD	56	5,600	2,860	1,540	(1,320)
Put - Jazz Pharmaceuticals PLC	CCP	115.00	9/21/2018	USD	66	6,600	11,353	1,650	(9,703)
Call - Weibo Corp.	CCP	160.00	10/19/2018	USD	45	4,500	23,869	1,125	(22,744)
Call - Zions Bancorp	CCP	62.50	10/19/2018	USD	496	49,600	84,835	17,856	(66,979)
Put - AgroFresh Solutions, Inc.	CCP	7.50	10/19/2018	USD	479	47,900	48,841	51,493	2,652
Put - GDS Holdings Ltd.	CCP	22.50	12/21/2018	USD	498	49,800	37,848	31,125	(6,723)
Put - AXA Equitable Holdings, Inc.	CCP	17.50	12/21/2018	USD	41	4,100	1,662	2,153	491
Call - Dominion Energy, Inc.	CCP	70.00	1/18/2019	USD	36	3,600	3,439	8,856	5,417
Call - Newell Brands, Inc.	CCP	30.00	1/18/2019	USD	330	33,000	38,763	33,660	(5,103)
Put - Sirius XM Holdings, Inc.	CCP	5.00	1/18/2019	USD	941	94,100	24,031	11,763	(12,268)
Put - Herbalife Ltd.	CCP	30.00	1/18/2019	USD	198	19,800	16,319	9,306	(7,013)
Put - Herbalife Ltd.	CCP	28.75	1/18/2019	USD	6	600	452	297	(155)
Put - Herbalife Ltd.	CCP	35.00	1/18/2019	USD	66	6,600	9,588	4,587	(5,001)

							$554,243	$427,856	$(126,387)

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - CurrencyShares Euro Currency Trust ETF	CCP	113.00	7/20/2018	USD	400	40,000	$20,481	$16,400	$(4,081)
Call - iShares China Large-Cap ETF	CCP	42.50	7/20/2018	USD	300	30,000	25,961	38,100	12,139
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	84.00	7/20/2018	USD	1,000	100,000	24,038	27,000	2,962
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	85.00	7/20/2018	USD	700	70,000	18,921	40,600	21,679
Call - VanEck Vectors Gold Miners ETF	CCP	18.00	9/21/2018	USD	800	80,000	385,230	350,000	(35,230)
Call - CurrencyShares Japanese Yen Trust ETF	CCP	87.00	1/18/2019	USD	325	32,500	163,250	73,125	(90,125)
Call - CurrencyShares Euro Trust ETF	CCP	120.00	1/18/2019	USD	1,224	122,400	471,832	66,096	(405,736)
Call - CurrencyShares Euro Trust ETF	CCP	116.00	1/18/2019	USD	2,623	262,300	1,363,668	367,220	(996,448)
Call - CurrencyShares Japanese Yen Trust ETF	CCP	92.00	1/18/2019	USD	144	14,400	28,878	11,880	(16,998)
Call - CurrencyShares Euro Trust ETF	CCP	113.00	1/18/2019	USD	720	72,000	464,232	195,480	(268,752)
Call - CurrencyShares Euro Trust ETF	CCP	115.00	1/18/2019	USD	16	1,600	5,604	2,824	(2,780)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - iShares MSCI Brazil ETF	CCP	34.00	1/18/2019	USD	400	40,000	$128,615	$111,200	$(17,415)
Put - CurrencyShares Euro Trust ETF	CCP	117.00	1/18/2019	USD	1,206	120,600	228,688	624,105	395,417
Put - CurrencyShares Euro Trust ETF	CCP	102.00	1/18/2019	USD	400	40,000	144,217	9,200	(135,017)
Put - CurrencyShares Euro Trust ETF	CCP	101.00	1/18/2019	USD	150	15,000	48,532	3,150	(45,382)
Put - CurrencyShares Euro Trust ETF	CCP	104.00	1/18/2019	USD	927	92,700	374,642	42,642	(332,000)
Put - CurrencyShares Japanese Yen Trust ETF	CCP	85.00	1/18/2019	USD	647	64,700	167,570	63,082	(104,488)
Put - CurrencyShares Euro Trust ETF	CCP	113.00	1/18/2019	USD	2,317	231,700	220,854	573,457	352,603
Put - CurrencyShares Japanese Yen Trust ETF	CCP	87.00	1/18/2019	USD	117	11,700	13,172	22,230	9,058
Call - CurrencyShares Euro Trust ETF	CCP	120.00	1/17/2020	USD	99	9,900	61,557	26,037	(35,520)
Call - CurrencyShares Euro Trust ETF	CCP	125.00	1/17/2020	USD	2,750	275,000	1,159,229	382,250	(776,979)
Call - CurrencyShares Euro Trust ETF	CCP	116.00	1/17/2020	USD	1,000	100,000	641,538	440,000	(201,538)
Put - CurrencyShares Euro Trust ETF	CCP	116.00	1/17/2020	USD	1,389	138,900	328,345	704,917	376,572
Put - CurrencyShares Euro Trust ETF	CCP	117.00	1/17/2020	USD	62	6,200	18,705	35,650	16,945
Put - CurrencyShares Euro Trust ETF	CCP	108.00	1/17/2020	USD	166	16,600	12,301	30,876	18,575

							$6,520,060	$4,257,521	$(2,262,539)

Index Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - S&P 500 Index	CCP	2,815.00	7/20/2018	USD	139	$198,714	$21,267	$(177,447)
Call - CBOE SPX Volatility Index	CCP	20.00	9/19/2018	USD	800	113,590	148,000	34,410

						$312,304	$169,267	$(143,037)

Options on Exchange-Traded Futures Contracts
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - Euro Currency Futures	CCP	1.19	3/8/2019	USD	100	12,500,000	$336,263	$372,500	$36,237

							$336,263	$372,500	$36,237

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

Written Options Contracts Open on June 30, 2018:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - General Mills, Inc.	CCP	42.50	7/20/2018	USD	58	5,800	$(9,829)	$(11,600)	$(1,771)
Call - Molson Coors Brewing Co.	CCP	62.50	7/20/2018	USD	40	4,000	(6,978)	(21,400)	(14,422)
Call - Kraft Heinz Co.	CCP	60.00	7/20/2018	USD	42	4,200	(6,909)	(14,616)	(7,707)
Call - Walgreens Boots Alliance, Inc.	CCP	65.00	7/20/2018	USD	39	3,900	(6,648)	(780)	5,868
Call - Tyson Foods, Inc.	CCP	70.00	7/20/2018	USD	35	3,500	(8,381)	(3,675)	4,706
Call - Kellogg Co.	CCP	65.00	7/20/2018	USD	38	3,800	(8,910)	(20,216)	(11,306)
Put - Altaba, Inc.	CCP	65.00	7/20/2018	USD	300	30,000	(46,992)	(5,700)	41,292
Call - Philip Morris International, Inc.	CCP	80.00	8/17/2018	USD	31	3,100	(9,159)	(10,571)	(1,412)
Call - Procter & Gamble Co.	CCP	75.00	8/17/2018	USD	33	3,300	(6,780)	(13,167)	(6,387)
Call - Campbell Soup Co.	CCP	35.00	8/17/2018	USD	72	7,200	(11,841)	(44,640)	(32,799)
Call - Walmart, Inc.	CCP	85.00	8/17/2018	USD	30	3,000	(7,634)	(8,730)	(1,096)
Call - Coca-Cola Co.	CCP	43.00	8/17/2018	USD	58	5,800	(6,697)	(9,338)	(2,641)
Call - Kimberly-Clark Corp.	CCP	105.00	8/17/2018	USD	24	2,400	(9,107)	(9,816)	(709)
Put - Hostess Brands, Inc.	CCP	12.50	10/19/2018	USD	300	30,000	(12,788)	(9,000)	3,788

							$(158,653)	$(183,249)	$(24,596)

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation/ (Depreciation)
Put - CurrencyShares Euro Currency Trust ETF	CCP	113.00	7/20/2018	USD	400	(40)	$(72,050)	$(50,000)	$22,050

							$(72,050)	$(50,000)	$22,050

Index Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index	CCP	2,695.00	7/20/2018	USD	116	11,600	$(196,699)	$(263,784)	$(67,085)
Call - CBOE SPX Volatility Index	CCP	35.00	9/19/2018	USD	800	80,000	(38,569)	(44,000)	(5,431)

							$(235,268)	$(307,784)	$(72,516)

Exchange-Traded Futures Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	79.00	7/20/2018	USD	1,000	100,000	$(1,962)	$(4,000)	$(2,038)

							$(1,962)	$(4,000)	$(2,038)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CBOE	Chicago Board Options Exchange
MSCI	Morgan Stanley Capital International
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index
VIX	Volatility Index

Other Abbreviations:
CCP	Central Counterparty Clearing House
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2018, the investments were classified as described below:

Ionic Strategic Arbitrage Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$10,767,551	$-	$-	$10,767,551
Warrants	2,512,846	-	-	2,512,846
Convertible Preferred Stocks	2,952,985	8,928,544	-	11,881,529
Corporate Obligations	-	10,556,923	-	10,556,923
Convertible Obligations	-	12,238,408	-	12,238,408
Foreign Corporate Obligations	-	5,298,299	-	5,298,299
Collateralized Mortgage Obligations	-	11,566,633	1,591,696	13,158,329
Investment Companies	16,079,123	-	-	16,079,123
Exchange-Traded Instruments	3,071,762	-	-	3,071,762
Short-Term Investments	10,863,142	-	-	10,863,142

Total Investments in Securities - Assets	$46,247,409	$48,588,807	$1,591,696	$96,427,912

Liabilities
Common Stocks (Sold Short)	$(36,859,155)	$-	$-	$(36,859,155)
Corporate Obligations (Sold Short)	-	(1,954,323)	-	(1,954,323)
Exchange-Traded Instruments (Sold Short)	(707,031)	-	-	(707,031)

Total Investments in Securities - Liabilities	(37,566,186)	(1,954,323)	-	(39,520,509)

Total Investments in Securities	$8,681,223	$46,634,484	$1,591,696	$56,907,403

Financial Derivative Instruments - Assets
Futures Contracts	$371,653	$-	$-	$371,653
Swap Contract Agreements	-	656,825	-	656,825
Purchased Options	5,227,144	-	-	5,227,144

Total Financial Derivative Instruments - Assets	$5,598,797	$656,825	$-	$6,255,622

Financial Derivative Instruments - Liabilities
Swap Contract Agreements	$-	$(752,075)	$-	$(752,075)
Written Options	(545,033)	-	-	(545,033)

Total Financial Derivative Instruments - Liabilities	$(545,033)	$(752,075)	$-	$(1,297,108)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2018, there were transfers from Level 1 to Level 2, with a fair value of $6,319,702, as a result of a determination made by the Valuation Committee that adjustments should be applied to certain international securities due to

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2018 (Unaudited)

significant movement in the market. There were transfers from Level 2 to Level 1, with a fair value of $2,500,031, due to active trading and therefore an updated pricing source.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 12/31/2017	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 6/30/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Collateralized Mortgage Obligations	$1,741,554	$-	$-	$-	$(100,090)	$(49,768)	$-	$-	$1,591,696	$(290,721)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The collateralized mortgage obligations, classified as Level 3, were valued using single broker quotes. However, these securities were transferred into the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Assets:
Investments in unaffiliated securities, at fair value†	$701,586,808	$85,564,770
Investments in affiliated securities, at fair value‡	41,806,096	10,863,142
Purchased options contracts outstanding (premiums paid $7,722,870)	-	5,227,144
Foreign currency deposits with brokers for futures contracts, at fair value¤	19,802,488	-
Cash	-	95,258
Swap income receivable	-	8,759
Cash with brokers	-	33,128,300
Deposit with brokers for futures contracts	13,265,950	722,650
Cash collateral held at custodian for the benefit of the broker	4,625,091	2,910,000
Dividends and interest receivable	30,062	507,497
Receivable for investments sold	-	4,088,786
Receivable for fund shares sold	5,280,469	224,354
Receivable for tax reclaims	-	2,313
Receivable for expense reimbursement (Note 2)	75,858	9,241
Receivable for variation margin on open futures contracts (Note 5)	14,472,827	404,160
Unrealized appreciation from swap agreements	-	656,825
Unrealized appreciation from forward foreign currency contracts	6,610,353	-
Other assets	-	4,480
Prepaid expenses	67,727	65,728

Total assets	807,623,729	144,498,967

Liabilities:
Payable for investments purchased	-	5,042,572
Payable for fund shares redeemed	608,104	1,099,631
Payable for foreign currency, at fair value^	-	2,942
Payable for foreign cash with brokers, at fair value[1]	-	2,218,076
Foreign currency deposits with brokers for futures contracts, at fair value	-	145,222
Securities sold short, at fair value±	-	39,520,509
Cash due to custodian	23	-
Written options contracts, at fair value (premiums received $467,933)	-	545,033
Swap income payable	-	8,896
Dividends and interest expense payable	-	39,726
Management and sub-advisory fees payable (Note 2)	735,237	109,550
Service fees payable (Note 2)	7,713	298
Transfer agent fees payable (Note 2)	30,756	5,527
Custody and fund accounting fees payable	684,795	1,350
Professional fees payable	33,202	70,039
Payable for prospectus and shareholder reports	8,685	3,025
Unrealized depreciation from swap agreements	-	752,075
Unrealized depreciation from forward foreign currency contracts	6,852,345	-
Other liabilities	3,775	166

Total liabilities	8,964,635	49,580,197

Net assets	$798,659,094	$94,918,770

Analysis of net assets:
Paid-in-capital	$797,842,892	$117,694,380
Undistributed net investment income	36,274	1,606,412
Accumulated net realized (loss)	(13,272,452)	(22,171,246)
Unrealized appreciation of investments in unaffiliated securitiesB	41,349	289,387
Unrealized appreciation (depreciation) of purchased options contracts	-	(2,495,726)
Unrealized appreciation (depreciation) of foreign currency transactions	(132,618)	65,744
Unrealized appreciation (depreciation) of forward foreign currency contracts	(241,992)	-
Unrealized appreciation of futures contracts	14,385,641	371,653
Unrealized (depreciation) of swap agreements	-	(95,250)
Unrealized (depreciation) of written options contracts	-	(77,100)
Unrealized (depreciation) of short sales	-	(269,484)

Net assets	$798,659,094	$94,918,770

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2018 (Unaudited)

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	37,515,479	3,164,492

Y Class	36,188,928	7,998,309

Investor Class	2,224,654	161,621

A Class	374,181	14,309

C Class	496,434	11,334

Net assets:
Institutional Class	$391,220,603	$26,485,114

Y Class	$375,774,839	$66,880,073

Investor Class	$22,850,704	$1,342,131

A Class	$3,847,299	$118,677

C Class	$4,965,649	$92,775

Net asset value, offering and redemption price per share:
Institutional Class	$10.43	$8.37

Y Class	$10.38	$8.36

Investor Class	$10.27	$8.30

A Class	$10.28	$8.29

A Class (offering price)	$10.91	$8.70

C Class	$10.00	$8.19

† Cost of investments in unaffiliated securities	$701,545,459	$85,275,383
‡ Cost of investments in affiliated securities	$41,806,096	$10,863,142
¤ Cost of foreign currency deposits with broker for futures contracts	$19,935,106	$(148,968)
^ Cost of payable for foreign currency	$-	$(2,765)
[1] Cost of payable for foreign cash with broker	$-	$(2,296,280)
± Proceeds of securities sold short	$-	$39,251,025
A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2018 (Unaudited)

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Investment income:
Dividend income from unaffiliated securities†	$-	$1,189,006
Dividend income from affiliated securities (Note 8)	107,431	152,676
Interest income	4,104,051	-
Other income	-	103,962

Total investment income	4,211,482	1,445,644

Expenses:
Management and sub-advisory fees (Note 2)	3,896,972	683,736
Transfer agent fees:
Institutional Class (Note 2)	75,576	8,458
Y Class (Note 2)	76,746	37,805
Investor Class	1,158	651
A Class	329	5
C Class	119	3
Custody and fund accounting fees	1,129,670	22,001
Professional fees	43,022	73,012
Registration fees and expenses	50,435	40,252
Service fees (Note 2):
Investor Class	26,914	1,758
A Class	2,610	13
C Class	2,166	58
Distribution fees (Note 2):
A Class	4,869	147
C Class	27,597	648
Prospectus and shareholder report expenses	54,279	9,868
Trustee fees (Note 2)	19,752	3,583
Dividends and interest on securities sold short	-	391,925
Other expenses	14,917	4,856

Total expenses	5,427,131	1,278,779

Net fees waived and expenses (reimbursed) (Note 2)	(856,370)	(67,361)

Net expenses	4,570,761	1,211,418

Net investment income (loss)	(359,279)	234,226

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(61,648)	(29,936,195)
Purchased options contracts	-	(2,206,903)
Foreign currency transactions	270,467	(58,060)
Forward foreign currency contracts	1,926,415	-
Futures contracts	(15,727,700)	261,193
Swap agreements	-	(216,634)
Written options contracts	-	768,622
Short sales	-	30,194,234
Change in net unrealized appreciation(depreciation) of:
Investments in unaffiliated securitiesC	168,286	(1,416,377)
Purchased options contracts	-	228,659
Foreign currency transactions	(563,097)	60,910
Forward foreign currency contracts	238,940	-
Futures contracts	6,779,902	276,505
Swap agreements	-	(168,480)
Written options contracts	-	719,639
Short sales	-	1,163,852

Net (loss) from investments	(6,968,435)	(329,035)

Net (decrease) in net assets resulting from operations	$(7,327,714)	$(94,809)

† Foreign taxes	$-	$492
A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		Ionic Strategic Arbitrage Fund
	Six Months Ended June 30, 2018	Year Ended December 31, 2017	Six Months Ended June 30, 2018	Year Ended December 31, 2017
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(359,279)	$(4,054,993)	$234,226	$337,372
Net realized gain (loss) from investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	(13,592,466)	30,052,284	(1,193,743)	2,402,925
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	6,624,031	(122,197)	864,708	(3,141,477)

Net increase (decrease) in net assets resulting from operations	(7,327,714)	25,875,094	(94,809)	(401,180)

Distributions to shareholders:
Net investment income:
Institutional Class	-	-	-	(1,853,900)
Y Class	-	-	-	(4,957,963)
Investor Class	-	-	-	(105,355)
A Class	-	-	-	(7,498)
C Class	-	-	-	(4,803)
Net realized gain from investments:
Institutional Class	-	(15,176,418)	-	(202,770)
Y Class	-	(3,701,486)	-	(542,277)
Investor Class	-	(777,705)	-	(12,119)
A Class	-	(142,135)	-	(851)
C Class	-	(229,781)	-	(646)

Net distributions to shareholders	-	(20,027,525)	-	(7,688,182)

Capital share transactions (Note 10):
Proceeds from sales of shares	337,370,913	172,256,169	15,141,392	55,899,547
Reinvestment of dividends and distributions	-	17,912,969	-	7,581,413
Cost of shares redeemed	(53,868,551)	(138,380,771)	(18,837,663)	(127,532,637)

Net increase (decrease) in net assets from capital share transactions	283,502,362	51,788,367	(3,696,271)	(64,051,677)

Net increase (decrease) in net assets	276,174,648	57,635,936	(3,791,080)	(72,141,039)

Net assets:
Beginning of period	522,484,446	464,848,510	98,709,850	170,850,889

End of period *	$798,659,094	$522,484,446	$94,918,770	$98,709,850

*Includes undistributed net investment income	$36,274	$395,553	$1,606,412	$1,372,186

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as non-diversified, open-end management investment companies. As of June 30, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The consolidated Schedule of Investments of the AHL Managed Futures Strategy Fund (the controlled foreign corporation “CFC Fund”) includes the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”). All inter-company accounts and transactions have been eliminated in consolidation for the CFC Fund.

For Federal tax purposes, taxable income for the CFC Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiary’s taxable income is included in the calculation of the CFC Fund’s taxable income. Net losses of the Subsidiary are not deductible by the CFC Fund either in the current period or future periods. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The CFC Fund may invest up to 25% of its total assets in the Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Fund expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the CFC Fund, the Subsidiary may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2018	% of Total Net Assets of the CFC Fund at June 30, 2018	Net Realized Gain (Loss) from Investments Held in Subsidiary
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$192,649,740	24.1%	$(12,287,688)

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The CFC Fund is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily, equal to 0.35%.

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with AHL Partners LLP and Ionic Capital Management LLC (the “Sub-Advisors”) for the AHL Managed Futures Strategy Fund and the Ionic Strategic Arbitrage Fund, respectively, pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily equal to 1.00% of the Funds’ average daily net assets.

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2018 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,002,203
Sub-Advisor Fees	1.00%	2,894,769

Total	1.35%	$3,896,972

Ionic Strategic Arbitrage Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$177,093
Sub-Advisor Fees	1.00%	506,643

Total	1.35%	$683,736

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$143,826
Ionic Strategic Arbitrage	44,408

As of June 30, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$28,526
Ionic Strategic Arbitrage	4,854

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2018, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$7,821
Ionic Strategic Arbitrage	10,467

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2018, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2018, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
		1/1/2018 - 6/30/2018
AHL Managed Futures Strategy	Institutional	1.54%	$618,574	$-	2021
AHL Managed Futures Strategy	Y	1.64%	209,490	-	2021
AHL Managed Futures Strategy	Investor	1.92%	17,059	-	2021
AHL Managed Futures Strategy	A	1.94%	5,430	-	2021
AHL Managed Futures Strategy	C	2.69%	5,817	-	2021
Ionic Strategic Arbitrage	Institutional	1.54%	23,546	-	2021
Ionic Strategic Arbitrage	Y	1.64%	43,235	-	2021
Ionic Strategic Arbitrage	Investor	1.92%	544	-	2021
Ionic Strategic Arbitrage	A	1.94%	-	(2)	2021
Ionic Strategic Arbitrage	C	2.69%	38	-	2021

Of these amounts, $75,858 and $9,241 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2018 for the AHL Managed Futures Strategy Fund and Ionic Strategic Arbitrage Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$-	$416,132	$-	2018
AHL Managed Futures Strategy	-	1,444,427	-	2019
AHL Managed Futures Strategy	-	2,099,369	-	2020
Ionic Strategic Arbitrage	(6,941)	108,786	-	2018
Ionic Strategic Arbitrage	-	33,392	-	2019
Ionic Strategic Arbitrage	-	207,392	-	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $257 in sales commissions for American Beacon AHL Managed Futures Strategy Fund from the sale of Class A Shares. During the period ended February 28, 2018, Foreside did not collect sales commissions for American Beacon Ionic Strategic Arbitrage Fund from the sale of Class A Shares. During the period March 1, 2018 through June 30, 2018, RID collected $176 for the American Beacon AHL Managed Futures Strategy Fund from the sale of Class A Shares. During the period March 1, 2018 through June 30, 2018, RID did not collect sales commissions for American Beacon Ionic Strategic Arbitrage Fund from the sale of Class A Shares.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, there were no CDSC fees collected by Foreside for Class C Shares of the Funds. During the period March 1, 2018 through June 30, 2018, RID collected $73 for the American Beacon AHL Managed Futures Fund for Class C Shares. There were no CDSC fees collected by RID for the American Beacon Ionic Strategic Arbitrage Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers. Certain fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts

American Depositary Receipts (“ADRs”) are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic,

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Exchange-Traded Notes

The Ionic Strategic Arbitrage Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are debt obligations that are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis,

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to repay the note upon maturity. As a result, the value of the ETN may decline, including to zero. In addition, as with investments in ETFs and investment companies, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower than it would if it invested directly in the securities of the index or other reference assets of the ETN. There may be times when an ETN share trades at a premium or discount to its market benchmark. The Fund’s decision to sell its ETN holdings may be limited by the availability of a liquid market. If the Fund must sell some or all of its ETN holdings and the market for such ETN is weak, it may have to sell such holdings at a discount.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended June 30, 2018 are disclosed in the Notes to the Schedules of Investments. The Funds did not hold any illiquid securities as of the period ended June 30, 2018.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Interest-Only and Principal-Only Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Interest-only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages. Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

(“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Funds may invest in rights and warrants.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of June 30, 2018, short positions were held by the Funds and are disclosed in the Schedules of Investments.

Special Purpose Acquisition Company

A special purpose acquisition company (“SPAC”) is a collective investment structure that allows public stock market investors to invest in private equity type transactions, particular leveraged buyouts. SPACs are shell or blank-check companies, governed by the SEC, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). For the period ended June 30, 2018, the Ionic Strategic Arbitrage Fund did not hold SPAC securities in the portfolio.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The AHL Managed Futures Strategy Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the period ended June 30, 2018, the AHL Managed Futures Strategy Fund entered into forward foreign currency contracts primarily for speculative purposes.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended June 30, 2018
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$189,009,887	$162,492,650

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2018, the Funds entered into future contracts primarily for investing and hedging purposes.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2018
AHL Managed Futures Strategy	25,838
Ionic Strategic Arbitrage	146

Options Contracts

The Ionic Strategic Arbitrage Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the period ended June 30, 2018, the Ionic Strategic Arbitrage Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by the notional value of contracts outstanding at each quarter end.

Average Option Notional Amounts Outstanding Period Ended June 30, 2018
Fund	Purchased Contracts	Written Contracts
Ionic Strategic Arbitrage	6,722,350	852,875

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Total Return Swap Agreements

The Ionic Strategic Arbitrage Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by the notional value of contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2018
Ionic Strategic Arbitrage	28,350,433

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$6,610,353	$-	$-	$-	$6,610,353
Receivable for variation margin from open futures contracts(2)	-	4,725,730	11,051,171	3,482,608	1,540,620	20,800,129

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(6,852,345)	$-	$-	$-	$(6,852,345)
Payable for variation margin from open futures contracts(2)	-	(12,385)	(3,130,153)	(259,195)	(3,012,755)	(6,414,488)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$1,926,415	$-	$-	$-	$1,926,415
Futures contracts	-	4,078,688	(12,385,129)	5,500,317	(12,921,576)	(15,727,700)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$238,940	$-	$-	$-	$238,940
Futures contracts	-	2,507,503	3,590,261	3,938,865	(3,256,727)	6,779,902

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Ionic Strategic Arbitrage Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts outstanding	$-	$372,500	$-	$-	$4,854,644	$5,227,144
Receivable for variation margin from open futures contracts(2)	-	737	-	-	370,916	371,653
Unrealized appreciation from swap agreements	-	-	-	-	656,825	656,825

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts outstanding	$-	$-	$-	$-	$(545,033)	$(545,033)
Unrealized depreciation from swap agreements	-	-	-	-	(752,075)	(752,075)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$47,714	$-	$-	$(2,254,617)	$(2,206,903)
Futures contracts	-	(136,916)	-	-	398,109	261,193
Swap agreements	-	-	-	-	(216,634)	(216,634)
Written options contracts	-	-	-	-	768,622	768,622

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$36,237	$-	$-	$192,422	$228,659
Futures contracts	-	737	-	-	275,768	276,505
Swap agreements	-	-	-	-	(168,480)	(168,480)
Written options contracts	-	-	-	-	719,639	719,639

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2018.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of June 30, 2018:
	Assets	Liabilities
Futures Contracts(1)	$20,800,129	$6,414,488
Forward Foreign Currency Contracts	6,610,353	6,852,345

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$27,410,482	$13,266,833

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(20,800,129)	$(6,414,488)

Total derivative assets and liabilities subject to an MNA	$6,610,353	$6,852,345

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2018:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank AG	$80,233	$(80,233)	$-	$-	$-
HSBC Bank (USA)	6,528,359	(6,528,359)	-	-	-
Royal Bank of Scotland PLC	1,761	(1,761)	-	-	-

Total	$6,610,353	$(6,610,353)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$162,950	$(80,233)	$-	$-	$82,717
HSBC Bank (USA)	6,669,474	(6,528,359)	-	-	141,115
Royal Bank of Scotland PLC	19,921	(1,761)	-	-	18,160

Total	$6,852,345	$(6,610,353)	$-	$-	$241,992

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Ionic Strategic Arbitrage Fund

Offsetting of Financial and Derivative Assets as of June 30, 2018:
	Assets	Liabilities
Futures Contracts(1)	$371,653	$-
Swap Agreement – OTC	656,825	752,075
Purchased Options Contracts	5,227,144	-
Written Options Contracts	-	545,033

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,255,622	$1,297,108

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(5,598,797)	$(545,033)

Total derivative assets and liabilities subject to an MNA	$656,825	$752,075

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2018:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank AG	$656,825	$(656,825)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$752,075	$(656,825)	$-	$-	$95,250

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Allocation and Correlation Risk

The sub-advisor’s judgments about, and allocations between arbitrage strategies, asset classes and market exposures may adversely affect the Funds’ performance. There can be no assurance, particularly during periods of market disruption and stress, that the Funds will, in fact, experience a low level of correlation with a traditional portfolio of stocks and bonds or with the debt or equity markets generally. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Arbitrage Risk

The Ionic Strategic Arbitrage Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities and derivative instruments in which the Funds takes long and short positions may change in an adverse manner, in which case the Funds may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated.

The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given transaction may affect the rate of return realized by the Fund, and unanticipated delays could cause the Fund to lose money or not achieve the desired rate of return.

The success of the Fund’s investment strategies is dependent on the sub-advisor’s ability to exploit pricing inefficiencies among interrelated instruments. Although arbitrage positions are considered to have a lower risk

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

profile than directional trades as the former attempt to exploit price differentials rather than overall price movements, such strategies are by no means without risk. Pricing inefficiencies, even if correctly identified, may not converge within the time frame within which the Fund maintains its positions. Even pure “riskless” arbitrage – which is rare – can result in significant losses if the arbitrage cannot be sustained (due, for example, to margin calls) until expiration. The Fund’s strategies are subject to the risks of disruptions in historical price relationships, the restricted availability of credit and the obsolescence or inaccuracy of valuation models. Market disruptions may also force the Fund to close out one or more positions. Such disruptions have in the past resulted in substantial losses for funds employing similar strategies.

The Fund expects a major component of its investment strategies to involve spreads between two or more securities. To the extent the price relationships between such securities remain constant, no gain or loss may occur. Such spread strategies do, however, entail a substantial risk that the price differential could change unfavorably and result in losses.

Commodities Risk

The AHL Managed Futures Strategy Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Fund and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. The Fund’s investments in commodity-related instruments may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the NAV of the Fund and, consequently, a shareholder’s interest in the Fund.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options (“NDOs”) on non-U.S. currencies and non-U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).
High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Mortgage-Backed and Mortgage Related Securities Risk

Certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Funds. Securities held by the Funds that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, and FHLB are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Funds’ investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on interest only (“IO”) and principal only (“PO”) are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have been realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Short Position Risk

The Funds will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Funds’ losses are potentially unlimited in a short position transaction.

Subsidiary Risk

By investing in the Subsidiary, the AHL Managed Futures Strategy Fund is indirectly exposed to the risk associated with the Subsidiary’s Investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Report, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and SAI and could adversely affect the Fund’s performance.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

Tax Risk

To qualify as a regulated investment company under Subchapter M (“RIC”), the AHL Managed Futures Strategy Fund must derive at least 90 percent of its gross income for each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy Fund invests is not considered qualifying income. The Fund will therefore restrict the income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income for each taxable year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.

The Internal Revenue Service (“IRS”) has issued a large number of private letter rulings (which the AHL Managed Futures Strategy Fund may not cite as precedent) beginning in 2006 that income a RIC derives from a wholly owned foreign subsidiary (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. The IRS suspended the issuance of new such rulings in July 2011 but has not taken any actions regarding its previously issued rulings. According, the Fund has not sought to obtain such a ruling and is relying on the advice of counsel regarding the tax treating of distributions by the Subsidiary to the Fund of such income. The tax treatment of the Fund’s commodity-linked investments may be materially adversely affected by future legislation, Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV to experience significant increases or declines in value over short periods of time.

Warrants Risk

Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax liabilities in the accompanying financial statements. Each of the tax years of the AHL Managed Futures Strategy Fund in the four year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. Each of the tax years of the Ionic Arbitrage Fund in the two year period ended December 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of June 30, 2018 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$775,217,340	$78,759	$(18,703,752)	$(18,624,993)
Ionic Strategic Arbitrage	109,568,697	5,542,548	(14,373,441)	(8,830,893)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

The AHL Managed Futures Strategy Fund utilized $9,365,911 short-term and $2,267,413 long-term capital loss carryforwards.

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, December 31, 2017. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, December 31, 2017. For the period ended December 31, 2017, AHL Managed Futures Strategy Fund deferred $2,348,474 of long-term capital losses to January 1, 2018.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales U.S. Government Securities
AHL Managed Futures Strategy	$-	$-	$-	$-
Ionic Strategic Arbitrage	363,947,095	299,590	340,899,215	1,091,629

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2018 are as follows:

Fund	Type of Transaction	December 31, 2017 Shares/Fair Value	Purchases	Sales	June 30, 2018 Shares/Fair Value	Dividend Income
AHL Managed Futures Strategy	Direct	$20,549,617	$311,048,729	$289,792,250	$41,806,096	$107,431
Ionic Strategic Arbitrage	Direct	19,527,208	80,906,851	89,570,917	10,863,142	152,676

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended June 30, 2018, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	3,137,282	$33,164,324	7,451,038	$78,692,257
Reinvestment of dividends	-	-	1,287,360	13,568,774
Shares redeemed	(2,663,964)	(28,047,736)	(5,564,778)	(59,037,244)

Net increase in shares outstanding	473,318	$5,116,588	3,173,620	$33,223,787

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	28,375,875	$294,607,708	6,676,574	$70,665,751
Reinvestment of dividends	-	-	309,816	3,253,064
Shares redeemed	(1,831,065)	(19,154,719)	(2,374,706)	(25,121,656)

Net increase in shares outstanding	26,544,810	$275,452,989	4,611,684	$48,797,159

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	666,576	$6,950,131	1,687,457	$17,930,723
Reinvestment of dividends	-	-	73,170	760,973
Shares redeemed	(381,158)	(3,990,057)	(2,839,239)	(29,951,903)

Net increase (decrease) in shares outstanding	285,418	$2,960,074	(1,078,612)	$(11,260,207)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	186,663	$1,998,014	264,861	$2,796,774
Reinvestment of dividends	-	-	13,126	136,644
Shares redeemed	(136,180)	(1,410,998)	(2,205,353)	(23,344,020)

Net increase (decrease) in shares outstanding	50,483	$587,016	(1,927,366)	$(20,410,602)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	62,652	$650,736	208,982	$2,170,664
Reinvestment of dividends	-	-	19,028	193,514
Shares redeemed	(125,613)	(1,265,041)	(90,329)	(925,948)

Net increase (decrease) in shares outstanding	(62,961)	$(614,305)	137,681	$1,438,230

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	257,888	$2,161,602	1,293,798	$11,685,820
Reinvestment of dividends	-	-	245,805	2,052,471
Shares redeemed	(246,467)	(2,066,488)	(10,088,419)	(91,015,474)

Net increase (decrease) in shares outstanding	11,421	$95,114	(8,548,816)	$(77,277,183)

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	1,470,227	$12,357,949	4,718,667	$42,559,363
Reinvestment of dividends	-	-	646,428	5,397,670
Shares redeemed	(1,911,121)	(15,973,892)	(3,685,753)	(33,003,848)

Net increase (decrease) in shares outstanding	(440,894)	$(3,615,943)	1,679,342	$14,953,185

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	64,069	$534,841	184,473	$1,646,602
Reinvestment of dividends	-	-	14,153	117,475
Shares redeemed	(87,490)	(728,713)	(383,986)	(3,434,249)

Net (decrease) in shares outstanding	(23,421)	$(193,872)	(185,360)	$(1,670,172)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	594	$5,000	530	$4,762
Reinvestment of dividends	-	-	1,007	8,349
Shares redeemed	-	-	(618)	(5,483)

Net increase in shares outstanding	594	$5,000	919	$7,628

American Beacon FundsSM

Notes to Financial Statements

June 30, 2018 (Unaudited)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	9,885	$82,000	340	$3,000
Reinvestment of dividends	-	-	664	5,448
Shares redeemed	(8,352)	(68,570)	(8,370)	(73,583)

Net increase (decrease) in shares outstanding	1,533	$13,430	(7,366)	$(65,135)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31,				August 19, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.57		$10.44	$10.46	$10.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)B	(0.08)	0.20	(0.06)		0.24
Net gains (losses) on investments (both realized and unrealized)	(0.14)		0.63	(0.22)	(0.07)		1.10

Total income (loss) from investment operations	(0.14)		0.55	(0.02)	(0.13)		1.34

Less distributions:
Dividends from net investment income	-		-	-	(0.21)		(0.31)
Distributions from net realized gains	-		(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	(0.00	)C	-

Total distributions	-		(0.42)	-	(0.36)		(0.39)

Net asset value, end of period	$10.43		$10.57	$10.44	$10.46		$10.95

Total returnD	(1.32	)%E	5.31%	(0.19)%	(1.15)%		13.43	%E

Ratios and supplemental data:
Net assets, end of period	$391,220,603		$391,617,624	$353,601,987	$20,932,502		$28,765,259
Ratios to average net assets:
Expenses, before reimbursements	1.86	%F	1.98%	1.90%	2.25%		4.97	%F
Expenses, net of reimbursements	1.54	%F	1.54%	1.54%	1.54%		1.54	%F
Net investment income (loss), before expense reimbursements	(0.40	)%F	(1.20)%	(1.69)%	(2.29)%		2.73	%F
Net investment income (loss), net of reimbursements	(0.08	)%F	(0.77)%	(1.33)%	(1.57)%		6.17	%F
Portfolio turnover rateG	-	%E	-%	-%	-%		-%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31,				August 19, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.53		$10.41	$10.45	$10.94		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)G	(0.07)	(0.08)	(0.05)		0.30
Net gains (losses) on investments (both realized and unrealized)	(0.14)		0.61	0.04	(0.08)		1.03

Total income (loss) from investment operations	(0.15)		0.54	(0.04)	(0.13)		1.33

Less distributions:
Dividends from net investment income	-		-	-	(0.21)		(0.31)
Distributions from net realized gains	-		(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	(0.00	)B	-

Total distributions	-		(0.42)	-	(0.36)		(0.39)

Net asset value, end of period	$10.38		$10.53	$10.41	$10.45		$10.94

Total returnC	(1.42	)%D	5.23%	(0.38)%	(1.15)%		13.33	%D

Ratios and supplemental data:
Net assets, end of period	$375,774,839		$101,513,775	$52,391,912	$33,817,374		$464,644
Ratios to average net assets:
Expenses, before reimbursements	1.92	%E	2.04%	1.97%	2.28%		7.71	%E
Expenses, net of reimbursements	1.64	%E	1.64%	1.64%	1.64%		1.64	%E
Net investment income (loss), before expense reimbursements	(0.41	)%E	(1.25)%	(1.76)%	(1.70)%		12.50	%E
Net investment income (loss), net of reimbursements	(0.13	)%E	(0.84)%	(1.44)%	(1.06)%		18.58	%E
Portfolio turnover rateF	-	%D	-%	-%	-%		-%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

G	Per share amounts have been calculated using the average shares method.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31,				August 19, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.44		$10.35	$10.41	$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.11)	(0.25)	(0.09)		0.30
Net gains (losses) on investments (both realized and unrealized)	(0.15)		0.62	0.19	(0.08)		1.02

Total income (loss) from investment operations	(0.17)		0.51	(0.06)	(0.17)		1.32

Less distributions:
Dividends from net investment income	-		-	-	(0.20)		(0.31)
Distributions from net realized gains	-		(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	(0.00	)B	-

Total distributions	-		(0.42)	-	(0.35)		(0.39)

Net asset value, end of period	$10.27		$10.44	$10.35	$10.41		$10.93

Total returnC	(1.63	)%D	4.98%	(0.58)%	(1.54)%		13.23	%D

Ratios and supplemental data:
Net assets, end of period	$22,850,704		$20,241,387	$31,223,150	$37,185,001		$3,023,636
Ratios to average net assets:
Expenses, before reimbursements	2.08	%E	2.20%	2.13%	2.40%		5.98	%E
Expenses, net of reimbursements	1.92	%E	1.92%	1.92%	1.92%		1.92	%E
Net investment income (loss), before expense reimbursements	(0.62	)%E	(1.48)%	(1.93)%	(2.07)%		10.41	%E
Net investment income (loss), net of reimbursements	(0.46	)%E	(1.20)%	(1.72)%	(1.59)%		14.47	%E
Portfolio turnover rateF	-	%D	-%	-%	-%		-%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31,				August 19, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.53		$10.36	$10.44	$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)G	(0.41)	0.23	(0.52)		0.32
Net gains (losses) on investments (both realized and unrealized)	(0.23)		1.00	(0.31)	0.36		1.00

Total income (loss) from investment operations	(0.25)		0.59	(0.08)	(0.16)		1.32

Less distributions:
Dividends from net investment income	-		-	-	(0.18)		(0.31)
Distributions from net realized gains	-		(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	(0.00	)B	-

Total distributions	-		(0.42)	-	(0.33)		(0.39)

Net asset value, end of period	$10.28		$10.53	$10.36	$10.44		$10.93

Total returnC	(2.37	)%D	5.77%	(0.77)%	(1.45)%		13.23	%D

Ratios and supplemental data:
Net assets, end of period	$3,847,299		$3,408,861	$23,330,824	$9,890,720		$9,019,308
Ratios to average net assets:
Expenses, before reimbursements	2.22	%E	2.35%	2.29%	2.55%		5.31	%E
Expenses, net of reimbursements	1.94	%E	1.94%	1.94%	1.94%		1.94	%E
Net investment income (loss), before expense reimbursements	(0.76	)%E	(1.62)%	(2.08)%	(3.59)%		32.48	%E
Net investment income (loss), net of reimbursements	(0.48	)%E	(1.21)%	(1.74)%	(2.98)%		35.85	%E
Portfolio turnover rateF	-	%D	-%	-%	-%		-%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

G	Per share amounts have been calculated using the average shares method.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31,				August 19, 2014A to December 31, 2014

			2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.19		$10.20	$10.34	$10.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.17)	(0.08)	(0.09)		0.27
Net gains (losses) on investments (both realized and unrealized)	(0.10)		0.58	(0.06)	(0.16)		1.02

Total income (loss) from investment operations	(0.19)		0.41	(0.14)	(0.25)		1.29

Less distributions:
Dividends from net investment income	-		-	-	(0.16)		(0.31)
Distributions from net realized gains	-		(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	(0.00	)B	-

Total distributions	-		(0.42)	-	(0.31)		(0.39)

Net asset value, end of period	$10.00		$10.19	$10.20	$10.34		$10.90

Total returnC	(1.86	)%D	4.06%	(1.35)%	(2.30)%		12.93	%D

Ratios and supplemental data:
Net assets, end of period	$4,965,649		$5,702,799	$4,300,637	$2,151,492		$401,475
Ratios to average net assets:
Expenses, before reimbursements	2.90	%E	3.10%	3.04%	3.32%		8.75	%E
Expenses, net of reimbursements	2.69	%E	2.69%	2.69%	2.69%		2.68	%E
Net investment income (loss), before expense reimbursements	(1.45	)%E	(2.31)%	(2.84)%	(2.88)%		7.02	%E
Net investment income (loss), net of reimbursements	(1.24	)%E	(1.90)%	(2.49)%	(2.25)%		13.09	%E
Portfolio turnover rateF	-	%D	-%	-%	-%		-%

A	Commencement of operations.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2018		Year Ended December 31,		June 30, 2015A to December 31, 2015

			2017	2016

	(unaudited)
Net asset value, beginning of period	$8.37		$9.06	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.33	0.16	0.04
Net gains (losses) on investments (both realized and unrealized)	(0.02)		(0.34)	(0.02)	0.11

Total income (loss) from investment operations	-		(0.01)	0.14	0.15

Less distributions:
Dividends from net investment income	-		(0.61)	(0.45)	(0.06)
Distributions from net realized gains	-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.68)	(0.97)	(0.26)

Net asset value, end of period	$8.37		$8.37	$9.06	$9.89

Total returnB	(0.00	)%C D	(0.15)%	1.39%	1.46	%C

Ratios and supplemental data:
Net assets, end of period	$26,485,114		$26,386,023	$105,989,910	$63,421,998
Ratios to average net assets:
Expenses, before reimbursements	2.49	%E	2.67%	3.14%	3.55	%E
Expenses, net of reimbursementsF	2.31	%E	2.47%	3.10%	2.84	%E
Net investment income (loss), before expense reimbursements	0.38	%E	0.15%	1.05%	(0.31	)%E
Net investment income, net of reimbursements	0.56	%E	0.35%	1.09%	0.40	%E
Portfolio turnover rate	269	%C	390%	436%	159	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Amount rounds to less than 0.005%.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.54% for the period ended June 30, 2018.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2018		Year Ended December 31,		June 30, 2015A to December 31, 2015

			2017	2016

	(unaudited)
Net asset value, beginning of period	$8.36		$9.06	$9.90	$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.02	0.10	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.02)		(0.04)	0.03	0.10

Total income (loss) from investment operations	-		(0.02)	0.13	0.16

Less distributions:
Dividends from net investment income	-		(0.61)	(0.45)	(0.06)
Distributions from net realized gains	-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.68)	(0.97)	(0.26)

Net asset value, end of period	$8.36		$8.36	$9.06	$9.90

Total returnB	(0.00	)%CD	(0.27)%	1.28%	1.56	%C

Ratios and supplemental data:
Net assets, end of period	$66,880,073		$70,589,684	$61,253,803	$26,059,687
Ratios to average net assets:
Expenses, before reimbursements	2.54	%E	2.94%	3.31%	3.83	%E
Expenses, net of reimbursementsF	2.42	%E	2.79%	3.30%	3.27	%E
Net investment income, before expense reimbursements	0.32	%E	0.08%	0.88%	0.83	%E
Net investment income, net of reimbursements	0.44	%E	0.23%	0.88%	1.40	%E
Portfolio turnover rate	269	%C	390%	436%	159	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Amount rounds to less than 0.005%.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.64% for the period ended June 30, 2018.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2018		Year Ended December 31,		June 30, 2015A to December 31, 2015

			2017	2016

	(unaudited)
Net asset value, beginning of period	$8.32		$9.01	$9.88	$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.08	0.30	0.02
Net gains (losses) on investments (both realized and unrealized)	(0.05)		(0.12)	(0.20)	0.12

Total income (loss) from investment operations	(0.02)		(0.04)	0.10	0.14

Less distributions:
Dividends from net investment income	-		(0.58)	(0.45)	(0.06)
Distributions from net realized gains	-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.65)	(0.97)	(0.26)

Net asset value, end of period	$8.30		$8.32	$9.01	$9.88

Total returnB	(0.24	)%C	(0.49)%	0.98%	1.36	%C

Ratios and supplemental data:
Net assets, end of period	$1,342,131		$1,539,554	$3,339,009	$2,186,944
Ratios to average net assets:
Expenses, before reimbursements	2.78	%D	3.00%	3.47%	4.23	%D
Expenses, net of reimbursementsE	2.70	%D	2.93%	3.50%	3.23	%D
Net investment income (loss), before expense reimbursements	0.10	%D	(0.08)%	0.32%	(1.52	)%D
Net investment income (loss), net of reimbursements	0.18	%D	(0.01)%	0.29%	(0.53	)%D
Portfolio turnover rate	269	%C	390%	436%	159	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.92% for the period ended June 30, 2018.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2018		Year Ended December 31,		June 30, 2015A to December 31, 2015

			2017	2016

	(unaudited)
Net asset value, beginning of period	$8.31		$9.01	$9.88	$10.00

Income (loss) from investment operations:
Net investment income	0.00	B	0.03	0.07	0.08
Net gains (losses) on investments (both realized and unrealized)	(0.02)		(0.07)	0.03	0.06

Total income (loss) from investment operations	(0.02)		(0.04)	0.10	0.14

Less distributions:
Dividends from net investment income	-		(0.59)	(0.45)	(0.06)
Distributions from net realized gains	-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.66)	(0.97)	(0.26)

Net asset value, end of period	$8.29		$8.31	$9.01	$9.88

Total returnC	(0.24	)%D	(0.51)%	0.98%	1.36	%D

Ratios and supplemental data:
Net assets, end of period	$118,677		$113,957	$115,308	$115,261
Ratios to average net assets:
Expenses, before reimbursements	2.70	%E	3.23%	3.65%	7.35	%E
Expenses, net of reimbursementsF	2.71	%E	3.08%	3.58%	3.37	%E
Net investment income (loss), before expense reimbursements	0.15	%E	(0.22)%	0.27%	(3.54	)%E
Net investment income (loss), net of reimbursements	0.15	%E	(0.07)%	0.34%	0.44	%E
Portfolio turnover rate	269	%D	390%	436%	159	%D

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.94% for the period ended June 30, 2018.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2018		Year Ended December 31,			June 30, 2015A to December 31, 2015

			2017		2016

	(unaudited)
Net asset value, beginning of period	$8.23		$8.90		$9.85	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.00	)B	(0.01)	0.05
Net gains (losses) on investments (both realized and unrealized)	0.03		(0.11)		0.03	0.05

Total income (loss) from investment operations	(0.04)		(0.11)		0.02	0.10

Less distributions:
Dividends from net investment income	-		(0.49)		(0.45)	(0.05)
Distributions from net realized gains	-		(0.07)		(0.52)	(0.20)

Total distributions	-		(0.56)		(0.97)	(0.25)

Net asset value, end of period	$8.19		$8.23		$8.90	$9.85

Total returnC	(0.49	)%D	(1.21)%		0.17%	1.00	%D

Ratios and supplemental data:
Net assets, end of period	$92,775		$80,632		$152,859	$131,408
Ratios to average net assets:
Expenses, before reimbursements	3.58	%E	3.75%		4.40%	8.14	%E
Expenses, net of reimbursementsF	3.52	%E	3.73%		4.34%	4.11	%E
Net investment (loss), before expense reimbursements	(0.80	)%E	(0.83)%		(0.46)%	(4.30	)%E
Net investment (loss), net of reimbursements	(0.74	)%E	(0.82)%		(0.40)%	(0.28	)%E
Portfolio turnover rate	269	%D	390%		436%	159	%D

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 2.69% for the period ended June 30, 2018.

See accompanying notes

Renewal and Approval of Management Agreement

and Investment Advisory Agreement

June 30, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon AHL Managed Futures Strategy Fund (“AHL Fund”) and the American Beacon Ionic Strategic Arbitrage Fund (“Ionic Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, AHL Partners LLP (“AHL”), and the Trust, on behalf of the Funds; and

(3) the Investment Advisory Agreement among the Manager, Ionic Capital Management LLC (“Ionic”), and the Trust, on behalf of the Funds.

AHL and Ionic are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding administrative, accounting-related and cash management services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

Renewal and Approval of Management Agreement

and Investment Advisory Agreement

June 30, 2018 (Unaudited)

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationships with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

Renewal and Approval of Management Agreement

and Investment Advisory Agreement

June 30, 2018 (Unaudited)

With respect to the renewal of each Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of each Fund relative to the performance of the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the subadvisor does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Renewal and Approval of Management Agreement

and Investment Advisory Agreement

June 30, 2018 (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered AHL’s representation that it believes that its fee is competitive and reflects economies of scale for the benefit of the AHL Fund’s shareholders. The Board also considered Ionic’s representation that it has not experienced and does not currently anticipate experiencing economies of scale with respect to its management of the Ionic Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Renewal and Approval of Management Agreement

and Investment Advisory Agreement

June 30, 2018 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon AHL Managed Futures Strategy Fund

In considering the renewal of the Investment Advisory Agreement with AHL for the AHL Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Trustees also considered: (1) AHL’s representation that it does not manage other accounts in the same strategy as the subadvisor manages the AHL Fund; (2) that the subadvisor’s unique, proprietary investment process may cause the AHL Fund to incur higher expenses relative to the funds in its Broadridge expense group and expense universe; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the AHL Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the AHL Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Ionic Strategic Arbitrage Fund

In considering the renewal of the Investment Advisory Agreement with Ionic for the Ionic Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Trustees also considered: (1) Ionic’s representation that it does not manage other accounts in the same strategy as the subadvisor manages the Ionic Fund; (2) that the Ionic Absolute Return Fund LLC (“Private Fund”), a privately offered investment fund managed by Ionic, transferred its assets to the Ionic Fund on June 30, 2015, and the Ionic Fund’s performance prior to that date is that of the Private Fund; (3) the challenges associated with identifying a peer group for evaluating the Ionic Fund’s expenses and performance as none of the funds in the Ionic Fund’s Broadridge expense group, expense universe, performance universe or Morningstar category pursue a comparable investment strategy; and (4) the Manager’s recommendation to continue to retain the subadvisor, based upon, among other factors, the relatively brief period that this Ionic Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Ionic Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Ionic Fund.

This page intentionally left blank.

This page intentionally left blank.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund are service marks of American Beacon Advisors, Inc.

SAR 6/18

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds
Date: September 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds
Date: September 10, 2018

By /s/ Melinda G. Heika

Melinda G. Heika
Treasurer
American Beacon Funds
Date: September 10, 2018